                                                                    Exhibit 20.1

CASE EQUIPMENT LOAN TRUST 1998-A
$72,113,000 Class A-1 5.545% Asset Backed Notes due March 15, 1999 $190,750,000 Class A-2 5.592% Asset Backed Notes due July 16, 2001 $145,750,000 Class A-3 5.740% Asset Backed Notes due August 15, 2002 $180,449,000 Class A-4 5.830% Asset Backed Notes due February 15, 2005 $25,000,000 Class B 5.940% Asset Backed Notes due February 15, 2005 $10,938,000 5.940% Asset Backed Certificates due February 15, 2005


Prepared by  Shawn Ostrowski  (262) 636-5284

                                                                 398010         398012        398013       3389014      389015
                                                            ------------------------------------------------------------------------
NPV Data Input Section                                         05-Jul-01          05-Jul-01     05-Jul-01     05-Jul-01   05-Jul-01
                                                            ------------------------------------------------------------------------
Scheduled cash flows as of the indicated cutoff date                  Pool 1         Pool 2        Pool 3        Pool 4      Pool 5
Row 0 is total delinquent amount valued without discounting     2,366,189.39   1,334,853.35  1,181,589.00  1,070,822.27      962.15
                                                                1,372,233.80     604,770.58    650,711.37    443,339.33      604.97
                                                                1,637,925.04     538,383.48    781,699.62    575,862.02      604.97
                                                                1,346,307.48     482,653.94    563,600.04    505,860.69      604.97
                                                                2,454,267.52     525,757.52    575,062.06    420,185.00      604.97
                                                                6,014,574.40     775,074.72    818,979.56    513,509.40      604.97
                                                                4,172,046.16   2,143,803.62    685,232.72    493,810.11      604.97
                                                                  761,491.01   2,277,535.91  1,623,294.43    367,591.39      604.97
                                                                  488,866.06     336,496.11  2,765,250.71  1,126,221.71      604.97
                                                                  602,247.02     250,258.62    541,402.32  1,596,312.16      605.06
                                                                  521,696.16     172,205.54    179,115.70    161,006.19        0.00
                                                                  476,850.47     194,622.13    206,411.62    144,691.82        0.00
                                                                  496,330.22     228,690.69    176,827.60    158,316.60        0.00
                                                                  651,638.01     250,043.82    203,503.31    158,946.47        0.00
                                                                  878,126.30     217,907.29    266,815.64    233,350.72        0.00
                                                                  692,474.33     174,889.34    206,575.74    205,880.96        0.00
                                                                1,466,859.69     169,666.67    217,279.94    100,640.68        0.00
                                                                4,204,144.12     413,163.09    328,518.68    170,873.45        0.00
                                                                2,764,667.64   1,381,215.64    354,306.82    220,936.81        0.00
                                                                  340,824.44   1,274,196.20  1,075,423.26    113,017.09        0.00
                                                                   94,873.74     171,316.38  1,876,520.76    662,000.22        0.00
                                                                  180,408.16     114,506.80    264,147.27    905,275.83        0.00
                                                                   49,707.71      15,196.11     28,533.40     37,884.64        0.00
                                                                   22,539.70      14,336.12     36,863.40      4,840.12        0.00
                                                                   55,145.61      37,254.10     22,495.57     28,733.60        0.00
                                                                   51,594.71       7,144.08     22,148.98      8,787.99        0.00
                                                                   77,104.33      30,411.24     16,161.84     45,556.94        0.00
                                                                   13,593.22      36,519.50     16,795.55     70,806.65        0.00
                                                                  168,199.87      26,562.62     29,858.45     21,604.84        0.00
                                                                  191,862.12      38,513.79     23,920.99      1,253.18        0.00
                                                                   21,414.75     178,827.95          0.00     13,253.17        0.00
                                                                   15,350.62      27,835.13    178,420.18     11,592.19        0.00
                                                                        0.00           0.00     12,041.78    127,711.13        0.00
                                                                    9,000.00           0.00          0.00          0.00        0.00
                                                                        0.00           0.00          0.00          0.00        0.00
                                                                        0.00           0.00          0.00          0.00        0.00
                                                                        0.00           0.00          0.00          0.00        0.00
                                                                        0.00           0.00          0.00          0.00        0.00
                                                                        0.00           0.00          0.00          0.00        0.00
                                                                        0.00           0.00          0.00          0.00        0.00
                                                                        0.00           0.00          0.00          0.00        0.00
                                                                        0.00           0.00          0.00          0.00        0.00
                                                                        0.00           0.00          0.00          0.00        0.00
                                                                        0.00           0.00          0.00          0.00        0.00
                                                                        0.00           0.00          0.00          0.00        0.00
                                                                        0.00           0.00          0.00          0.00        0.00
                                                                        0.00           0.00          0.00          0.00        0.00
                                                                        0.00           0.00          0.00          0.00        0.00
                                                                   39,092.90           0.00          0.00          0.00        0.00
                                                                        0.00           0.00          0.00          0.00        0.00
                                                                        0.00           0.00          0.00          0.00        0.00
                                                                   39,770.31           0.00          0.00          0.00        0.00
                                                                        0.00           0.00          0.00          0.00        0.00
                                                                        0.00           0.00          0.00          0.00        0.00
                                                                        0.00           0.00          0.00          0.00        0.00
                                                                        0.00           0.00          0.00          0.00        0.00
                                                                        0.00           0.00          0.00          0.00        0.00
                                                                        0.00           0.00          0.00          0.00        0.00
                                                                        0.00           0.00          0.00          0.00        0.00
                                                                        0.00           0.00          0.00          0.00        0.00
                                                                        0.00           0.00          0.00          0.00        0.00
                                                                        0.00           0.00          0.00          0.00        0.00
                                                                        0.00           0.00          0.00          0.00        0.00
                                                                        0.00           0.00          0.00          0.00        0.00
                                                                        0.00           0.00          0.00          0.00        0.00
                                                                        0.00           0.00          0.00          0.00        0.00
                                                                        0.00           0.00          0.00          0.00        0.00
                                                                        0.00      19,402.55          0.00          0.00        0.00
                                                                        0.00           0.00          0.00          0.00        0.00
                                                                        0.00           0.00          0.00          0.00        0.00
                                                                        0.00           0.00          0.00          0.00        0.00
                                                                        0.00           0.00          0.00          0.00        0.00
                                                                        0.00           0.00          0.00          0.00        0.00
                                                                        0.00           0.00          0.00          0.00        0.00


Total Time Balance of Scheduled Cash Flows                     34,739,417.01  14,464,014.63 15,929,508.31 10,720,475.37    6,406.97


                                                                    Page 2 of 12

CASE EQUIPMENT LOAN TRUST 1998-A
$72,113,000 Class A-1 5.545% Asset Backed Notes due March 15, 1999
$190,750,000 Class A-2 5.592% Asset Backed Notes due July 16, 2001
$145,750,000 Class A-3 5.740% Asset Backed Notes due August 15, 2002
$180,449,000 Class A-4 5.830% Asset Backed Notes due February 15, 2005
$25,000,000 Class B 5.940% Asset Backed Notes due February 15, 2005
$10,938,000 5.940% Asset Backed Certificates due February 15, 2005

Prepared by  Shawn Ostrowski  (262) 636-5284
Scheduled Payment Date                                                                                                 15-Jul-01
Actual Payment Date                                                                                                    16-Jul-01
Collection Period Begin Date                                                                                           06-Jun-01
Collection Period End Date                                                                                             05-Jul-01
Days in accrual period (30/360)                                                                                               30
Days in accrual period (ACT/360)                                                                                              31

PART I -- MONTHLY DATA INPUT

 Receipts During the Period                                                                                        $4,093,809.57

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                                                                $0.00
    Government obligors                                                                                                    $0.00
          Total Warranty Repurchases                                                                                       $0.00

Total Collections For The Period                                                                                   $4,093,809.57

    Pool Balance (Beg. of Collection Period)                                                                      $74,779,361.32
    Pool Balance (End of Collection Period)                                                                       $70,963,751.73

Total Collection                                                                                                   $4,093,809.57
Negative Carry Withdrawls                                                                                                  $0.00

Reinvestment Income (including Pre-Funding Account and Spread Account)                                                $51,303.07
Pre-Funding Account Reinvestment Income                                                                                    $0.00

    Total Distribution Amount                                                                                      $4,145,112.64

MISCELLANEOUS DATA

    TOTAL COLLATERAL
    Scheduled Amounts 30 - 59 days past due                                                                        $2,241,164.89
    Scheduled Amounts 60 days or more past due                                                                     $1,232,512.66
    Net Losses on Liquidated Receivables                                                                             $161,653.08
    Number of Loans at Beginning of Period                                                                                 4,958
    Number of Loans at End of Period                                                                                       4,836
    Repossessed Equipment not Sold or Reassigned (Beginning)                                                       $1,287,621.42
    Repossessed Equipment not Sold or Reassigned (End)                                                             $1,238,476.24

    Pre-Funding Account Reinvestment Income                                                                                $0.00


                                                                    Page 3 of 12

CASE EQUIPMENT LOAN TRUST 1998-A
$72,113,000 Class A-1 5.545% Asset Backed Notes due March 15, 1999
$190,750,000 Class A-2 5.592% Asset Backed Notes due July 16, 2001
$145,750,000 Class A-3 5.740% Asset Backed Notes due August 15, 2002
$180,449,000 Class A-4 5.830% Asset Backed Notes due February 15, 2005
$25,000,000 Class B 5.940% Asset Backed Notes due February 15, 2005
$10,938,000 5.940% Asset Backed Certificates due February 15, 2005

Actual Payment Date                                                                                                    16-Jul-01
Collection Period Begin Date                                                                                           06-Jun-01
Collection Period End Date                                                                                             05-Jul-01

PART II -- SUMMARY

Total Principal Balance of Notes and Certificates (Beginning of Period)                                           $74,779,361.32
    A-1 Note Beginning Principal Balance                                                                                   $0.00
    A-2 Note Beginning Principal Balance                                                                                   $0.00
    A-3 Note Beginning Principal Balance                                                                                   $0.00
    A-4 Note Beginning Principal Balance                                                                          $60,850,186.87
    B Note Beginning Principal Balance                                                                             $2,991,174.45
    Certificate Beginning Principal Balance                                                                       $10,938,000.00

Total Principal Balance of Notes and Certificates (End of Period)                                                 $70,963,751.73
    A-1 Note Principal Balance (End of Period)                                                                             $0.00
                                    A-1 Note Pool Factor (End of Period)                                               0.0000000
    A-2 Note Principal Balance (End of Period)                                                                             $0.00
                                    A-2 Note Pool Factor (End of Period)                                               0.0000000
    A-3 Note Principal Balance (End of Period)                                                                             $0.00
                                    A-3 Note Pool Factor (End of Period)                                               0.0000000
    A-4 Note Principal Balance (End of Period)                                                                    $57,187,201.66
                                    A-4 Note Pool Factor (End of Period)                                               0.3169161
    B Note Principal Balance (End of Period)                                                                       $2,838,550.07
                                    B Note Pool Factor (End of Period)                                                 0.1135420
    Certificate Principal Balance (End of Period)                                                                 $10,938,000.00
                                    Certificate Pool Factor (End of Period)                                            1.0000000

COLLATERAL VALUE DECLINE                                                                                           $3,815,609.59
    Pool Balance (Beg. of Collection Period)                                                                      $74,779,361.32
    Pool Balance (End of Collection Period)                                                                       $70,963,751.73

Total Distribution Amount (TDA)                                                                                    $4,145,112.64
    Total Collections and Investment Income for the Period                                                         $4,145,112.64
    Negative Carry Withdrawls                                                                                              $0.00

Principal Distribution Amount  (PDA)                                                                               $3,815,609.59

Principal Allocation to Notes and Certificates                                                                     $3,815,609.59
    A-1 Noteholders' Principal Distributable Amount                                                                        $0.00
    A-2 Noteholders' Principal Distributable Amount                                                                        $0.00
    A-3 Noteholders' Principal Distributable Amount                                                                        $0.00
    A-4 Noteholders' Principal Distributable Amount                                                                $3,662,985.21
    B Noteholders' Principal Distributable Amount                                                                    $152,624.38
    Certificateholders' Principal Distributable Amount                                                                     $0.00

Interest Distributable Amount                                                                                        $364,579.90
    Noteholders' Interest Distributable Amount applicable to A-1 Notes                                                     $0.00
    Noteholders' Interest Distributable Amount applicable to A-2 Notes                                                     $0.00
    Noteholders' Interest Distributable Amount applicable to A-3 Notes                                                     $0.00
    Noteholders' Interest Distributable Amount applicable to A-4 Notes                                               $295,630.49
    Noteholders' Interest Distributable Amount applicable to B Notes                                                  $14,806.31
    Certificateholders' Interest Distributable Amount                                                                 $54,143.10

Spread Account
    Beginning Spread Account Balance                                                                              $12,499,977.37
    Deposit to Spread Account from Pre-Funding Account                                                                     $0.00
    Deposit to Spread Account from Excess Collections over Distributions                                              $18,899.58
    Distribution from Spread Account for Interest / Principal Shortfall                                                    $0.00

    Specified Spread Account Balance                                                                              $12,499,977.37
    Ending Spread Account Balance (after distributions)                                                           $12,499,977.37

Credit Enhancement                                                                                                        17.61%
    Spread account % of Ending Pool Balance                                                                               17.61%
    Overcollateralization % of Ending Pool Balance                                                                         0.00%

Scheduled Amounts 30 - 59 days past due                                                                            $2,241,164.89
                                    as % of Ending Pool Balance                                                            3.16%
Scheduled Amounts 60 days or more past due                                                                         $1,232,512.66
                                    as % of Ending Pool Balance                                                            1.74%
Net Losses on Liquidated Receivables                                                                                 $161,653.08
                                    as % of Ending Pool Balance                                                            0.23%


                                                                    Page 4 of 12

    PART III -- SERVICING CALCULATIONS                                          16-Jul-01

    1.  SOURCES AND USES OF COLLECTION ACCOUNT BALANCE                              Pool 1              Pool 2            Pool 3


    Wtd. Avg. APR                                                                   8.758%              8.597%            8.491%
    Contract Value (Beg. of Collection Period), by origination pool         $33,932,678.43      $14,295,612.63    $15,780,033.13
    Contract Value  (End of Collection Period), by origination pool         $32,563,891.59      $13,543,958.21    $14,870,658.95
                                                                           ---------------     ---------------   ---------------
    Contract Value Decline                                                   $1,368,786.84         $751,654.42       $909,374.18
                                                                                     4.03%               5.26%             5.76%
    Initial Pool Balance                                                   $624,998,868.47
    Pool Balance (End of Collection Period)                                 $70,963,751.73

    Collections and Investment Income for the period                         $4,145,112.64
    Negative Carry Withdrawls                                                        $0.00

    Total Distribution Amount (TDA)                                          $4,145,112.64
    Principal Distribution Amount  (PDA)                                     $3,815,609.59

    Initial B Percentage                                                            4.000%
    Unscheduled Principal (per pool)                                                 $0.00               $0.00             $0.00
    Total Unscheduled Principal                                                      $0.00


    1.  SOURCES AND USES OF COLLECTION ACCOUNT BALANCE                              Pool 4              Pool 5


    Wtd. Avg. APR                                                                   9.174%              9.428%
    Contract Value (Beg. of Collection Period), by origination pool         $10,718,634.34          $52,402.79
    Contract Value  (End of Collection Period), by origination pool          $9,979,043.88           $6,199.10
                                                                            --------------          ---------
    Contract Value Decline                                                     $739,590.46          $46,203.69
                                                                                     6.90%              88.17%
    Initial Pool Balance
    Pool Balance (End of Collection Period)

    Collections and Investment Income for the period
    Negative Carry Withdrawls

    Total Distribution Amount (TDA)
    Principal Distribution Amount  (PDA)

    Initial B Percentage
    Unscheduled Principal (per pool)                                                 $0.00               $0.00
    Total Unscheduled Principal

    2.  CALCULATION OF DISTRIBUTABLE AMOUNTS

    A-1 Note Beginning Principal Balance                                                                                   $0.00
    A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                                       $0.00
    A-1 Noteholders' Share of the Principal Distribution Amount                                                            0.00%
    Preliminary A-1 Noteholders' Principa; Distributable Amount                                                            $0.00
    One-Time Excess Prefunding Account Payment                                                                             $0.00
    A-1 Noteholders' Principal Distributable Amount                                                                        $0.00

    Principal Distribution Amount Remaining                                                                        $3,815,609.59

    A-2 Note Beginning Principal Balance                                                                                   $0.00
    A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                                       $0.00
    A-2 Noteholders' Share of the Principal Distribution Amount                                                            0.00%
    A-2 Noteholders' Principal Distributable Amount                                                                        $0.00

    Principal Distribution Amount Remaining                                                                        $3,815,609.59

    A-3 Note Beginning Principal Balance                                                                                   $0.00
    A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                                       $0.00
    A-3 Noteholders' Share of the Principal Distribution Amount                                                            0.00%
    A-3 Noteholders' Principal Distributable Amount                                                                        $0.00

    Principal Distribution Amount Remaining                                                                        $3,815,609.59

    A-4 Note Beginning Principal Balance                                                                          $60,850,186.87
    A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                                                       $0.00
    A-4 Noteholders' Share of the Principal Distribution Amount                                                           96.00%
    A-4 Noteholders' Principal Distributable Amount                                                                $3,662,985.21

    Principal Distribution Amount Remaining                                                                          $152,624.38

    B Note Beginning Principal Balance                                                                             $2,991,174.45
    B Noteholders' Principal Carryover Shortfall (Previous Period)                                                         $0.00
    B Noteholders' Share of the Principal Distribution Amount                                                              4.00%
    B Noteholders' Principal Distributable Amount                                                                    $152,624.38

    Principal Distribution Amount Remaining                                                                        $3,662,985.21

    Certificate Beginning Principal Balance                                                                       $10,938,000.00
    Certificateholders' Principal Carryover Shortfall (Previous Period)                                                    $0.00
    Certificateholders' Share of the Principal Distribution Amount                                                         0.00%
    Certificateholders' Principal Distributable Amount                                                                     $0.00

    Interest Accrued on Class A-1 Notes this period                                                                        $0.00
    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                                    $0.00
    Interest Due (in Arrears) on above Shortfall                                                                           $0.00
    Noteholders' Interest Distributable Amount applicable to A-1 Notes                                                     $0.00

    Interest Accrued on Class A-2 Notes this period                                                                        $0.00
    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                                    $0.00
    Interest Due (in Arrears) on above Shortfall                                                                           $0.00
    Noteholders' Interest Distributable Amount applicable to A-2 Notes                                                     $0.00

    Interest Accrued on Class A-3 Notes this period                                                                        $0.00
    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                                    $0.00
    Interest Due (in Arrears) on above Shortfall                                                                           $0.00
    Noteholders' Interest Distributable Amount applicable to A-3 Notes                                                     $0.00

    Interest Accrued on Class A-4 Notes this period                                                                  $295,630.49
    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes                                    $0.00
    Interest Due (in Arrears) on above Shortfall                                                                           $0.00
    Noteholders' Interest Distributable Amount applicable to A-4 Notes                                               $295,630.49

    Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                                                $295,630.49
    Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                                    $0.00
    Interest Due (in Arrears) on above Shortfall                                                                           $0.00
    Offered Noteholders' Interest Distributable Amount                                                               $295,630.49

    Interest Accrued on Class B Notes this period                                                                     $14,806.31
    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                                      $0.00
    Interest Due (in Arrears) on above Shortfall                                                                           $0.00
    Noteholders' Interest Distributable Amount applicable to B Notes                                                  $14,806.31

    Interest Accrued on Certificates this period                                                                      $54,143.10
    Certificateholders' Interest Carryover Shortfall (Previous Period)                                                     $0.00
    Interest Due (in Arrears) on Above Shortfall                                                                           $0.00
    Certificateholders' Interest Distributable Amount                                                                 $54,143.10


                                                                    Page 5 of 12

    3.  ALLOCATION OF DISTRIBUTION AMOUNTS

    a. Total Distribution Amount (TDA)                                                                             $4,145,112.64

    Administration Fee Shortfall (Previous Period)                                                                         $0.00
    Administration Fee Accrued during this Period                                                                        $166.67
    Administration Fee Paid this Period from TDA                                                                         $166.67
    Administration Fee Shortfall                                                                                           $0.00

    Total Distribution Amount Remaining                                                                            $4,144,945.97

    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                                    $0.00
    Interest Due (in Arrears) on above Shortfall                                                                           $0.00
    Interest Accrued on Class A-1 Notes this period                                                                        $0.00
    Noteholders' Interest applicable to A-1 Notes Paid this Period from TDA                                                $0.00
    Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                         $0.00

    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                                    $0.00
    Interest Due (in Arrears) on above Shortfall                                                                           $0.00
    Interest Accrued on Class A-2 Notes this period                                                                        $0.00
    Noteholders' Interest applicable to A-2 Notes Paid this Period from TDA                                                $0.00
    Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                         $0.00

    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                                    $0.00
    Interest Due (in Arrears) on above Shortfall                                                                           $0.00
    Interest Accrued on Class A-3 Notes this period                                                                        $0.00
    Noteholders' Interest applicable to A-3 Notes Paid this Period from TDA                                                $0.00
    Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                         $0.00

    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes                                    $0.00
    Interest Due (in Arrears) on above Shortfall                                                                           $0.00
    Interest Accrued on Class A-4 Notes this period                                                                  $295,630.49
    Noteholders' Interest applicable to A-4 Notes Paid this Period from TDA                                          $295,630.49
    Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                         $0.00

    Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                                    $0.00
    Interest Due (in Arrears) on above Shortfall                                                                           $0.00
    Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                                                $295,630.49
    Offered Noteholders' Interest Paid this Period from TDA                                                          $295,630.49
    Preliminary A Noteholders' Interest Carryover Shortfall (Current Period)                                               $0.00

    Total A Noteholders' Principal Carryover Shortfall                                                                     $0.00

    Total Distribution Amount Remaining                                                                            $3,849,315.48

    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                                      $0.00
    Interest Due (in Arrears) on above Shortfall                                                                           $0.00
    Interest Accrued on B Notes this period                                                                           $14,806.31
    Noteholders' Interest applicable to B Notes Paid this Period from TDA                                             $14,806.31
    Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                           $0.00

    Total Distribution Amount Remaining                                                                            $3,834,509.17

    A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                                       $0.00
    A-1 Noteholders' Monthly Principal Distributable Amount                                                                $0.00
    A-1 Noteholders' Principal Distributable Amount Paid from TDA                                                          $0.00
    Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                            $0.00

    Total Distribution Amount Remaining                                                                            $3,834,509.17

    A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                                       $0.00
    A-2 Noteholders' Monthly Principal Distributable Amount                                                                $0.00
    A-2 Noteholders' Principal Distributable Amount Paid from TDA                                                          $0.00
    Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                            $0.00

    Total Distribution Amount Remaining                                                                            $3,834,509.17

    A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                                       $0.00
    A-3 Noteholders' Monthly Principal Distributable Amount                                                                $0.00
    A-3 Noteholders' Principal Distributable Amount Paid from TDA                                                          $0.00
    Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                            $0.00

    Total Distribution Amount Remaining                                                                            $3,834,509.17

    A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                                                       $0.00
    A-4 Noteholders' Monthly Principal Distributable Amount                                                        $3,662,985.21
    A-4 Noteholders' Principal Distributable Amount Paid from TDA                                                  $3,662,985.21
    Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                            $0.00

    Total Distribution Amount Remaining                                                                              $171,523.97

    B Noteholders' Principal Carryover Shortfall (Previous Period)                                                         $0.00
    B Noteholders' Monthly Principal Distributable Amount                                                            $152,624.38
    B Noteholders' Principal Distributable Amount Paid from TDA                                                      $152,624.38
    Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                              $0.00

    Total Excess Distribution Amount Remaining                                                                        $18,899.58


                                                                    Page 6 of 12

    4.  RECONCILIATION OF PRE-FUNDING ACCOUNT

    Beginning Pre-Funding Account Balance                                                                                  $0.00

    New Collateral Purchased                                                                                               $0.00
    Deposit to Spread Account                                                                                              $0.00
                                                                                                                           -----
    Payment to Seller                                                                                                      $0.00
    Payment to Class A-1 after Funding is Complete                                                                         $0.00

    Ending Pre-Funding Account Balance                                                                                     $0.00

    Excess Pre-Funded Amount/(Payment to Sellers)                                                                          $0.00

    Adjusted Ending Pre-Funding Account Balance                                                                            $0.00

    5.  RECONCILIATION OF NEGATIVE CARRY ACCOUNT

    Beginning Negative Carry Account Balance                                                                               $0.00
    Negative Carry                                                                                                     3.209816%
    Number of Days Remaining                                                                                              0 days

    Pre-Funded Percentage                                                                                                 0.000%
    Negative Carry Withdrawls                                                                                              $0.00
    Cumulative Negative Carry Withdrawls                                                                           $4,595,626.41
    Maximum Negative Carry Amount                                                                                          $0.00
    Required Negative Carry Account Balance                                                                                $0.00
    Interim Ending Negative Carry Account Balance                                                                          $0.00
    Negative Carry Amount Released to Seller                                                                               $0.00

    Ending Negative Carry Account Balance                                                                                  $0.00

    6.  DISTRIBUTIONS FROM SPREAD ACCOUNT

    Beginning Spread Account Balance                                                                              $12,499,977.37
    Deposit to Spread Account from Pre-Funding Account                                                                     $0.00
    Deposit to Spread Account from Excess Collections over Distributions                                              $18,899.58

    Distribution from Spread Account to Noteholders' Distr. Account                                                        $0.00
    Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                  $0.00
    Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                  $0.00
    Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                  $0.00
    Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                  $0.00

    Adj to Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                     $0.00
    Adj to Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                     $0.00
    Adj to Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                     $0.00
    Adj to Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                     $0.00

    Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                    $0.00
    Adj to Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                       $0.00

    Preliminary Spread Account Balance Remaining                                                                  $12,518,876.95

    Cumulative Realized Losses since 31-January-98 (Cut-off Date)                                                 $10,022,869.74
    Are Cum. Realized Losses > 2.25% of Initial Pool Balance?                                                   NO
    12*(Realized Losses during Collection Period )+ Repos at end of Collection Period                             $16,801,551.84
    Is 12*Realized Losses + Unliq. Repos > 1.65% of Beg. Pool Balance?                                          YES
    60 day or > Delinquent Scheduled Amounts                                                                       $1,232,512.66
    Are 60 day or > Delinquencies > 2.25% of Ending Pool Balance?                                               NO
    Are any of the three conditions "YES"?                                                                      YES


           Case Credit has discovered a systems error in the report used to identify losses for the trust. The report only identified losses that had been applied against dealer reserves.
    It failed to include in the loss figure any losses that were not covered by dealer reserves. This resulted in an inadvertent and immaterial understatement of losses in the monthly servicer reports for years prior to 1999. The systems error had no impact on historical loss figures reflected in the prospectuses for the ABS transactions, which were generated separately and were accurate.

         As a result of the systems error, Case Credit incorrectly absorbed the losses that were not included in the monthly servicer reports through its on-book reserves.

      Case Credit will not charge these losses back to the trust. The cumulative amount of losses that were inadvertently absorbed by Case Credit that should
    have been charged to the trust was:                                                                             $ 360,728.75

      If the monthly servicer reports for the trust were restated, the cumulative loss test would would still have been met as indicated below:

    Restated Cumulative Realized Losses:                                                                           10,383,598.49
    Are Cumulative Realized Losses > 2.25% of the Initial Pool Balance?                                         NO


    Preliminary A-1 Note Principal Balance (End of Period)                                                                 $0.00
    Preliminary A-2 Note Principal Balance (End of Period)                                                                 $0.00
    Preliminary A-3 Note Principal Balance (End of Period)                                                                 $0.00
    Preliminary A-4 Note Principal Balance (End of Period)                                                        $57,187,201.66
    Preliminary B Note Principal Balance (End of Period)                                                           $2,838,550.07
    Preliminary Total Principal Balance of Notes  (End of Period)                                                 $60,025,751.73

    Specified Spread Account Balance                                                                               12,499,977.37
    Lesser of:
    (a) 2.00% of the Initial Pool Balance                                                                          12,499,977.37

    (b) the Note Balance                                                                                           60,025,751.73

    Preliminary Spread Account Balance Remaining                                                                  $12,518,876.95
    Preliminary Excess Amount in Spread Account                                                                       $18,899.58
    Preliminary Shortfall Amount in Spread Account                                                                         $0.00

    Deposit to Spread Account from Remaing Excess Distribution                                                             $0.00

    Spread Account Excess                                                                                             $18,899.58


                                                                    Page 7 of 12

    Ending Spread Account Balance (after distributions)                                                           $12,499,977.37
    Net Change in Spread Account Balance                                                                                   $0.00

    Total Excess Distribution Amount Remaining                                                                        $18,899.58

    Certificateholders' Interest Carryover Shortfall (Previous Period)                                                     $0.00
    Interest Due (in Arrears) on Above Shortfall                                                                           $0.00
    Interest Accrued on Certificates this period                                                                      $54,143.10
    Certificateholders' Interest Paid from Excess Distribution                                                        $18,899.58
    Preliminary Certificateholders' Interest Carryover Shortfall (Current Period)                                     $35,243.52

    Total Excess Distribution Amount Remaining                                                                             $0.00

    Certificateholders' Principal Carryover Shortfall (Previous Period)                                                    $0.00
    Certificateholders' Principal Distributable Amount applicable to current period                                        $0.00
    Certificateholders' Principal Distributable Amount Paid from Fixed and Floating Rate Excess Distrbution                $0.00
    Preliminary Certificateholders' Principal Carryover Shortfall (Current Period)                                         $0.00

    Total Excess Distribution Amount Remaining                                                                             $0.00

    Servicing Fee Shortfall (Previous Period)                                                                      $1,188,140.62
    Servicing Fees Accrued during this Period                                                                         $62,316.13
    Adjustment to Servicing Fee                                                                                            $0.00
    Adjustment to Excess Distribution Amount Remaining                                                                    ($0.00)
    Servicing Fees Paid this Period from Excess Distribution                                                               $0.00
    Servicing Fee Shortfall                                                                                        $1,250,456.75

    Total Excess Distribution Amount Remaining                                                                             $0.00

    7.  ENDING BALANCES

    Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                                     $0.00
    Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                                     $0.00
    Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                                     $0.00
    Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                                     $0.00
    Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                                       $0.00
    A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                                        $0.00
    A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                                        $0.00
    A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                                        $0.00
    A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                                        $0.00
    B Noteholders' Principal Carryover Shortfall (Current Period)                                                          $0.00
    Certificateholders' Interest Carryover Shortfall  (Ending Balance)                                                $35,243.52
    Certificateholders' Principal Carryover Shortfall  (Ending Balance)                                                    $0.00

    A-1 Note Principal Balance (End of Period)                                                                             $0.00
    A-2 Note Principal Balance (End of Period)                                                                             $0.00
    A-3 Note Principal Balance (End of Period)                                                                             $0.00
    A-4 Note Principal Balance (End of Period)                                                                    $57,187,201.66
    B Note Principal Balance (End of Period)                                                                       $2,838,550.07
    Certificate Principal Balance (End of Period)                                                                 $10,938,000.00
    Total Principal Balance of Notes and Certificates (End of Period)                                             $70,963,751.73

    A-1 Note Pool Factor (End of Period)                                                                               0.0000000
    A-2 Note Pool Factor (End of Period)                                                                               0.0000000
    A-3 Note Pool Factor (End of Period)                                                                               0.0000000
    A-4 Note Pool Factor (End of Period)                                                                               0.3169161
    B Note Pool Factor (End of Period)                                                                                 0.1135420
    Certificate Pool Factor (End of Period)                                                                            1.0000000
    Total Notes & Certificates Pool Factor (End of Period)                                                             0.1135420

    Specified Spread Account Balance (after all distributions and adjustments)                                    $12,499,977.37


                                                                    Page 8 of 12

CASE EQUIPMENT LOAN TRUST 1998-A
STATEMENT TO NOTEHOLDERS

$72,113,000 Class A-1 5.545% Asset Backed Notes due March 15, 1999
$190,750,000 Class A-2 5.592% Asset Backed Notes due July 16, 2001
$145,750,000 Class A-3 5.740% Asset Backed Notes due August 15, 2002
$180,449,000 Class A-4 5.830% Asset Backed Notes due February 15, 2005
$25,000,000 Class B 5.940% Asset Backed Notes due February 15, 2005
$10,938,000 5.940% Asset Backed Certificates due February 15, 2005

Payment Date:                                                                                                          16-Jul-01

(1)  Amount of principal being paid on the Notes:

    (a)  A-1 Notes:                                                                                                        $0.00
           per $1,000 original principal amount:                                                                           $0.00

    (b)   A-2 Notes:                                                                                                       $0.00
            per $1,000 original principal amount:                                                                          $0.00

    (c)   A-3 Notes:                                                                                                       $0.00
            per $1,000 original principal amount:                                                                          $0.00

    (d)   A-4 Notes:                                                                                               $3,662,985.21
            per $1,000 original principal amount:                                                                         $20.30

    (e)   B Notes:                                                                                                   $152,624.38
            per $1,000 original principal amount:                                                                          $6.10

    (f)   Total                                                                                                    $3,815,609.59

(2) Interest on the Notes

    (a)  A-1 Notes:                                                                                                        $0.00
           per $1,000 original principal amount:                                                                           $0.00

    (b)   A-2 Notes:                                                                                                       $0.00
            per $1,000 original principal amount:                                                                          $0.00

    (c)  A-3 Notes:                                                                                                        $0.00
           per $1,000 original principal amount:                                                                           $0.00

    (d)  A-4 Notes:                                                                                                  $295,630.49
           per $1,000 original principal amount:                                                                           $1.64

    (e)  B Notes:                                                                                                     $14,806.31
            per $1,000 original principal amount:                                                                          $0.59

    (f)   Total                                                                                                      $310,436.80

(3) Pool Balance at the end of the related Collection Period                                                      $70,963,751.73

(4)  After giving effect to distributions on current Payment Date:

    (a) (i)  outstanding principal amount of A-1 Notes:                                                                    $0.00
         (ii)  A-1 Note Pool Factor:                                                                                   0.0000000

    (b) (i)  outstanding principal amount of A-2 Notes:                                                                    $0.00
         (ii)  A-2 Note Pool Factor:                                                                                   0.0000000

    (c) (i)  outstanding principal amount of A-3 Notes:                                                                    $0.00
         (ii)  A-3 Note Pool Factor:                                                                                   0.0000000

    (d) (i)  outstanding principal amount of A-4 Notes:                                                           $57,187,201.66
         (ii)  A-4 Note Pool Factor:                                                                                   0.3169161

    (e) (i)  outstanding principal amount of B Notes:                                                              $2,838,550.07
         (ii)  B Note Pool Factor:                                                                                     0.1135420

    (f) (i)  Certificate Balance                                                                                  $10,938,000.00
         (ii)  Certificate Pool Factor:                                                                                1.0000000

(5)  Amount of Servicing Fee:                                                                                              $0.00
         per $1,000 Beginning of Collection Period:                                                                   0.00000000

(6)  Amount of Administration Fee:                                                                                       $166.67
         per $1,000 Beginning of Collection Period:                                                                   0.00491169

(7)  Aggregate Purchase Amounts for Collection Period:                                                                     $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                                         $161,653.08

(9)  Amount in Spread Account:                                                                                    $12,499,977.37

(10)  Amount in Pre-Funding Account:                                                                                       $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                                      NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                                    $0.00


                                                                    Page 9 of 12

CASE EQUIPMENT LOAN TRUST 1998-A
STATEMENT TO CERTIFICATEHOLDERS

$72,113,000 Class A-1 5.545% Asset Backed Notes due March 15, 1999
$190,750,000 Class A-2 5.592% Asset Backed Notes due July 16, 2001
$145,750,000 Class A-3 5.740% Asset Backed Notes due August 15, 2002
$180,449,000 Class A-4 5.830% Asset Backed Notes due February 15, 2005
$25,000,000 Class B 5.940% Asset Backed Notes due February 15, 2005
$10,938,000 5.940% Asset Backed Certificates due February 15, 2005

Payment Date:                                                                                                          16-Jul-01

(1)  Amount of principal being paid or distributed:

    (a)  A-1 Notes:                                                                                                        $0.00
           per $1,000 original principal amount:                                                                           $0.00

    (b)  A-2 Notes:                                                                                                        $0.00
           per $1,000 original principal amount:                                                                           $0.00

    (c)  A-3 Notes:                                                                                                        $0.00
           per $1,000 original principal amount:                                                                           $0.00

    (d)  A-4 Notes:                                                                                                $3,662,985.21
           per $1,000 original principal amount:                                                                          $20.30

    (e)  B Notes:                                                                                                    $152,624.38
           per $1,000 original principal amount:                                                                           $6.10

    (f)  Certificates:                                                                                                     $0.00
           per $1,000 original principal amount:                                                                           $0.00

    (g)  Total:                                                                                                      $152,624.38

(2)   Amount of interest being paid or distributed:

    (a)  A-1 Notes:                                                                                                        $0.00
           per $1,000 original principal amount:                                                                           $0.00

    (b)  A-2 Notes:                                                                                                        $0.00
           per $1,000 original principal amount:                                                                           $0.00

    (c)  A-3 Notes:                                                                                                        $0.00
           per $1,000 original principal amount:                                                                           $0.00

    (d)  A-4 Notes:                                                                                                  $295,630.49
           per $1,000 original principal amount:                                                                           $1.64

    (e)  B Notes:                                                                                                     $14,806.31
           per $1,000 original principal amount:                                                                           $0.59

    (f)  Certificates:                                                                                                $18,899.58
           per $1,000 original principal amount:                                                                           $1.73

    (g)  Total:                                                                                                      $329,336.38

(3)  Pool Balance at end of related Collection Period:                                                            $70,963,751.73

(4)  After giving effect to distributions on this Payment Date:

    (a) (i)  outstanding principal amount of A-1 Notes:                                                                    $0.00
         (ii)  A-1 Note Pool Factor:                                                                                   0.0000000

    (b) (i)  outstanding principal amount of A-2 Notes:                                                                    $0.00
         (ii)  A-2 Note Pool Factor:                                                                                   0.0000000

    (c) (i)  outstanding principal amount of A-3 Notes:                                                                    $0.00
         (ii)  A-3 Note Pool Factor:                                                                                   0.0000000

    (d) (i)  outstanding principal amount of A-4 Notes:                                                           $57,187,201.66
         (ii)  A-4 Note Pool Factor:                                                                                   0.3169161

    (e) (i)  outstanding principal amount of B Notes:                                                              $2,838,550.07
         (ii)  C Note Pool Factor:                                                                                     0.1135420

    (f) (i)  Certificate Balance                                                                                  $10,938,000.00
         (ii)  Certificate Pool Factor:                                                                                1.0000000

(5)  Amount of Servicing Fee:                                                                                              $0.00
         per $1,000 Beginning of Collection Period:                                                                    0.0000000

(6)  Amount of Administration Fee:                                                                                       $166.67
         per $1,000 Beginning of Collection Period:                                                                    0.0049117

(7)  Aggregate Purchase Amounts for Collection Period:                                                                     $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                                         $161,653.08

(9)  Amount in Spread Account:                                                                                    $12,499,977.37

(10)  Amount in Pre-Funding Account:                                                                                       $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                                      NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                                    $0.00


                                                                   Page 10 of 12

CASE EQUIPMENT LOAN TRUST 1998-A
PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

$72,113,000 Class A-1 5.545% Asset Backed Notes due March 15, 1999
$190,750,000 Class A-2 5.592% Asset Backed Notes due July 16, 2001
$145,750,000 Class A-3 5.740% Asset Backed Notes due August 15, 2002
$180,449,000 Class A-4 5.830% Asset Backed Notes due February 15, 2005
$25,000,000 Class B 5.940% Asset Backed Notes due February 15, 2005
$10,938,000 5.940% Asset Backed Certificates due February 15, 2005


Payment Date:                                                                                                          16-Jul-01

(1)  Payment of Administration Fee to Administrator:                                                                     $166.67

(2)  Offered Noteholders' Interest Distributable Amount
        deposited into Note Distribution Account:                                                                    $310,436.80

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:                                                          $3,815,609.59

(4)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                                      $18,899.58

(5)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                                           $0.00

(6)  Payment of Servicing Fee to Servicer:                                                                                 $0.00

(7) Release to Seller from Excess Collections over Distributions                                                           $0.00

Check for Error                                                                                                 NO ERROR
Sum of Above Distributions                                                                                      $4,145,112.64
Total Distribution Amount plus Releases to Seller less Spread Replenishment                                     $4,145,112.64



                                                                   Page 11 of 12

CASE EQUIPMENT LOAN TRUST 1998-A
SERVICER'S CERTIFICATE

$72,113,000 Class A-1 5.545% Asset Backed Notes due March 15, 1999
$190,750,000 Class A-2 5.592% Asset Backed Notes due July 16, 2001
$145,750,000 Class A-3 5.740% Asset Backed Notes due August 15, 2002
$180,449,000 Class A-4 5.830% Asset Backed Notes due February 15, 2005
$25,000,000 Class B 5.940% Asset Backed Notes due February 15, 2005
$10,938,000 5.940% Asset Backed Certificates due February 15, 2005


Payment Date:                                                                                                          16-Jul-01
(1)  Total Distribution Amount:                                                                                    $4,145,112.64

(2)  Administration Fee:                                                                                                 $166.67

(3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                                                   $0.00

(4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                                                    $0.00

(5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                                                   $0.00

(6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                                                    $0.00

(7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:                                                   $0.00

(8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                                                    $0.00

(9)  Noteholders' Interest Distributable Amount applicable to A-4 Notes:                                             $295,630.49

(10)  Noteholders' Interest Carryover Shortfall applicable to A-4 Notes:                                                   $0.00

(11)  Noteholders' Interest Distributable Amount applicable to b Notes:                                               $14,806.31

(12)  Noteholders' Interest Carryover Shortfall applicable to B Notes:                                                     $0.00

(13)  Offered Noteholders' Interest Distributable Amount'                                                            $310,436.80
        deposited into Note Distribution Account:

(14)  A-1 Noteholders' Monthly Principal Distributable Amount:                                                             $0.00

(15)  % of Fixed Rate Principal Distribution Amount applicable to A-1 Noteholders                                          0.00%

(16)  A-1 Noteholders' Principal Carryover Shortfall:                                                                      $0.00

(17)  A-1 Noteholders' Principal Distributable Amount:                                                                     $0.00

(18)  A-2 Noteholders' Monthly Principal Distributable Amount:                                                             $0.00

(19)  % of Fixed Rate Principal Distribution Amount applicable to A-2 Noteholders                                          0.00%

(20)  A-2 Noteholders' Principal Carryover Shortfall:                                                                      $0.00

(21)  A-2 Noteholders' Principal Distributable Amount:                                                                     $0.00

(22)  A-3 Noteholders' Monthly Principal Distributable Amount:                                                             $0.00

(23)  % of Fixed Rate Principal Distribution Amount applicable to A-3 Noteholders                                          0.00%

(24)  A-3 Noteholders' Principal Carryover Shortfall:                                                                      $0.00

(25)  A-3 Noteholders' Principal Distributable Amount:                                                                     $0.00

(26)  A-4 Noteholders' Monthly Principal Distributable Amount:                                                     $3,662,985.21

(27)  % of Fixed Rate Principal Distribution Amount applicable to A-4 Noteholders                                         96.00%

(28)  A-4 Noteholders' Principal Carryover Shortfall:                                                                      $0.00

(29)  A-4 Noteholders' Principal Distributable Amount:                                                             $3,662,985.21

(30)  B Noteholders' Monthly Principal Distributable Amount:                                                         $152,624.38

(31)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to B Noteholders                            4.00%

(32)  B Noteholders' Principal Carryover Shortfall:                                                                        $0.00

(33)  B Noteholders' Principal Distributable Amount:                                                                 $152,624.38

(34)  Noteholders' Principal Distribution Amount:                                                                  $3,815,609.59

(35)  Noteholders' Distributable Amount:                                                                           $4,126,046.39


(36)  Deposit to Spread Account (from excess collections):                                                            $18,899.58

(37)  Specified Spread Account Balance (after all distributions and adjustments) :                                $12,499,977.37
    The Lesser of:

    (a) 2.00% of the Initial Pool Balance                                                                         $12,499,977.37


    (b) the Note Balance                                                                                          $60,025,751.73

(38)  Spread Account Balance over the Specified Spread Account Balance:                                               $18,899.58

(39)  Certificateholders' Interest Distributable Amount:                                                              $18,899.58

(40)  Certificateholders' Interest Carryover Shortfall:                                                               $35,243.52

(41)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to Certificateholders                       0.00%

(42) Certificateholders' Principal Distributable Amount applicable to current period                                       $0.00

(43)  Certificateholders' Principal Carryover Shortfall:                                                                   $0.00

(44)  Certificateholders' Principal Distributable Amount:                                                                  $0.00

(45)  Certificateholders' Distributable Amount:                                                                       $18,899.58


                                                                   Page 12 of 12

(46)  Servicing Fee:                                                                                                       $0.00

(47)  Excess Amounts Distributed To Seller:
    (a) Release of Remaining Fixed and Floating Rate Excess Distributions                                                  $0.00
    (b) Release of Excess Amount in Negative Carry Account                                                                 $0.00


(48)  Amount to be withdrawn from the Spread Account and deposited
    into the Note Distribution Account                                                                                     $0.00

(49)  Pool Balance as of the opening of business on the first day of
           the Collection Period in which the Payment Date occurs:                                                $74,779,361.32

(50)  After giving effect to all distributions on such Payment Date:
           Outstanding Principal Balance of A-1 Notes:                                                                     $0.00
           A-1 Note Pool Factor:                                                                                       0.0000000

           Outstanding Principal Balance of A-2 Notes:                                                                     $0.00
           A-2 Note Pool Factor:                                                                                       0.0000000

           Outstanding Principal Balance of A-3 Notes:                                                                     $0.00
           A-3 Note Pool Factor:                                                                                       0.0000000

           Outstanding Principal Balance of A-4 Notes:                                                            $57,187,201.66
           A-4 Note Pool Factor:                                                                                       0.3169161

           Outstanding Principal Balance of B Notes:                                                               $2,838,550.07
           B Note Pool Factor:                                                                                         0.1135420

           Outstanding Principal Balance of the Certificates:                                                     $10,938,000.00
           Certificate Pool Factor:                                                                                    1.0000000

(51)  Aggregate Purchase Amounts for related Collection Period:                                                            $0.00

(52)  Aggregate Amount of Realized Losses for the related Collection Period:                                         $161,653.08

(53)  Spread Account Balance after giving effect to all distributions:                                            $12,499,977.37

CASE EQUIPMENT LOAN TRUST 1998-B
$112,706,000 Class A-1 5.6075% Asset Backed Notes due September 15, 1999 $200,000,000 Class A-2 5.700% Asset Backed Notes due May 15, 2002
$140,000,000 Class A-3 5.810% Asset Backed Notes due May 15, 2003
$134,794,000 Class A-4 5.920% Asset Backed Notes due October 17, 2005
  $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
   $12,400,000  Deferred Purchase Price
           $100,000  5.990% Asset Backed Certificates due October 17, 2005
                                                                      25-Jul-01
                                                                       09:36 PM
Prepared by  Shawn Ostrowski  (262) 636-5284                   File: us98b1.xls


                                                             -----------------------------------------------------------------------
NPV Data Input Section                                               31-Jul-98            31-Jul-98                 31-Aug-98
                                                             -----------------------------------------------------------------------
Scheduled cash flows as of the indicated cutoff date         Pool 1 (Retail) Cutoff    Pool 2 (FPL) Cutoff   Pool 3 (Retail) Cutoff
Row 0 is total delinquent amount valued without discounting            1,223,550.43             488,950.11               227,513.66
                                                                      12,106,658.00           2,516,183.49             2,550,465.05
                                                                       8,409,202.39           1,893,688.39             1,992,727.52
                                                                       8,997,726.43           1,960,786.46             1,993,691.84
                                                                      10,171,208.37           2,063,823.67             2,155,489.86
                                                                      12,715,731.73           1,954,159.58             2,312,038.62
                                                                       9,099,256.42           1,792,726.48             1,787,823.30
                                                                       8,535,974.50           1,766,075.80             1,788,562.35
                                                                      15,306,449.46           1,890,605.11             1,798,508.17
                                                                      18,443,017.15           1,881,117.92             1,865,546.07
                                                                      16,957,243.00           1,877,027.40             2,236,650.41
                                                                      16,376,885.05           1,817,623.64             6,367,990.47
                                                                      10,651,992.79           1,866,206.49             4,393,608.36
                                                                       9,163,394.05           1,889,230.81             1,851,865.86
                                                                       8,086,054.38           1,816,250.01             2,143,268.38
                                                                       8,842,211.38           1,872,281.06             2,093,064.00
                                                                      10,005,085.81           1,964,666.24             2,267,816.18
                                                                      12,231,104.34           1,898,030.47             2,189,581.36
                                                                       8,797,636.97           1,687,469.97             1,720,098.07
                                                                       8,255,782.24           1,644,541.62             1,725,097.62
                                                                      14,973,400.70           1,754,779.58             1,723,639.47
                                                                      17,996,394.47           1,717,963.17             1,708,763.23
                                                                      16,387,208.39           1,697,653.50             2,062,832.44
                                                                      15,692,745.55           1,647,572.33             6,249,025.98
                                                                       9,927,634.13           1,673,274.10             4,029,935.57
                                                                       8,258,696.56           1,681,124.45             1,708,178.19
                                                                       7,198,681.74           1,595,209.75             1,969,787.75
                                                                       8,082,732.30           1,613,786.06             2,011,316.11
                                                                       9,188,498.36           1,637,923.98             2,047,578.88
                                                                      11,121,258.86           1,539,370.45             2,034,695.16
                                                                       7,667,179.49           1,398,649.52             1,595,005.29
                                                                       7,462,994.43           1,326,009.93             1,568,248.09
                                                                      14,024,372.46           1,372,213.36             1,550,840.17
                                                                      16,752,855.26           1,282,023.39             1,565,138.66
                                                                      14,788,215.88           1,223,618.90             1,911,851.22
                                                                      13,836,398.02           1,133,716.33             5,930,710.61
                                                                       8,036,258.20           1,138,664.27             3,703,440.80
                                                                       6,279,376.38           1,125,940.91             1,377,443.44
                                                                       5,034,136.82           1,045,792.71             1,580,903.96
                                                                       5,901,975.89           1,024,587.50             1,585,785.91
                                                                       6,752,591.27           1,106,606.17             1,661,452.56
                                                                       8,045,835.19             999,458.48             1,582,206.12
                                                                       5,513,567.92             845,330.20             1,205,325.13
                                                                       5,192,319.67             805,200.79             1,201,516.28
                                                                       8,386,321.78             787,865.67             1,176,550.16
                                                                      11,514,765.67             726,022.34             1,228,403.34
                                                                       9,777,959.48             626,005.45             1,446,777.59
                                                                       8,899,382.72             580,109.26             4,590,105.48
                                                                       4,477,511.85             557,076.29             2,336,437.52
                                                                       2,817,291.23             491,193.77               455,453.41
                                                                       1,810,888.90             460,441.81               615,074.75
                                                                       2,565,938.18             427,320.86               690,160.74
                                                                       3,186,828.87             463,747.29               781,567.09
                                                                       4,092,686.58             409,038.86               677,424.20
                                                                       2,363,732.39             336,499.67               424,618.93
                                                                       2,264,572.85             254,756.54               294,399.44
                                                                       4,476,612.63             250,249.73               310,690.14
                                                                       6,906,236.81             238,339.80               313,886.41
                                                                       5,629,888.08             131,056.39               609,968.32
                                                                       5,295,239.38              97,868.67             2,664,290.64
                                                                       1,725,376.78              47,534.40             1,347,398.15
                                                                         458,843.05              26,996.20                89,447.45
                                                                         171,032.59              26,996.20               193,827.50
                                                                         260,367.62              17,246.87               156,510.52
                                                                         282,397.46              74,475.21               139,820.39
                                                                         239,911.47               7,755.20                25,908.95
                                                                          53,028.41               7,755.20                 7,965.05
                                                                          52,287.49               7,755.20                 5,002.91
                                                                         378,380.01               7,755.20                 5,002.91
                                                                         547,106.25              23,865.28                 5,002.91
                                                                         121,960.35                      -                89,387.07
                                                                         224,027.78                      -                80,572.23
                                                                                  -                      -                        -
                                                                                  -                      -                        -
                                                                                  -                      -                        -

Total Time Balance of Scheduled Cash Flows                           547,472,069.46          76,013,641.91           119,788,682.38


                                                                        198080                198083                    198084
                                                             -----------------------------------------------------------------------
NPV Data Input Section                                                05-Jul-01                  05-Jul-01                05-Jul-01
                                                             -----------------------------------------------------------------------
Scheduled cash flows as of the indicated cutoff date                         Pool 1                 Pool 2                   Pool 3
Row 0 is total delinquent amount valued without discounting           10,241,315.12           1,618,905.27             3,105,225.74
                                                                       2,892,989.10             571,504.43             2,756,191.80
                                                                       3,070,479.23             481,153.11             1,129,708.90
                                                                       3,032,091.60             483,219.49               758,321.88
                                                                       3,234,629.43             519,396.40               812,911.01
                                                                       4,189,901.62             520,524.22               971,932.99
                                                                       3,228,643.75             430,435.70               905,555.37
                                                                       2,665,374.52             430,486.99               748,051.91
                                                                       3,169,196.85             387,545.88               650,081.35
                                                                       6,366,312.68             377,457.96               660,391.85
                                                                       5,433,416.78             297,826.01               636,131.70
                                                                       5,342,037.59             260,463.22               745,549.14
                                                                       3,424,954.48             288,657.37             1,710,010.93
                                                                       1,155,657.22             233,971.46             1,833,072.69
                                                                       1,297,402.54             212,367.83               656,007.31
                                                                       1,171,814.79             183,757.70               345,183.48
                                                                       1,356,913.99             192,603.37               367,768.05
                                                                       1,902,854.44             220,054.01               502,816.32
                                                                       1,437,960.98             182,688.20               370,025.89
                                                                         974,853.93             160,432.49               338,726.07
                                                                       1,537,589.34             122,648.86               194,535.00
                                                                       3,623,408.64             135,553.98               203,174.27
                                                                       3,148,384.21              87,248.14               167,744.65
                                                                       2,968,966.37              41,097.67               243,367.02
                                                                       1,825,526.36              55,295.56               895,314.68
                                                                         264,694.92               3,579.83               997,701.76
                                                                         284,828.35              14,230.46               307,210.47
                                                                         228,014.10              23,131.42                85,588.91
                                                                         242,200.38               3,579.83               123,254.34
                                                                         437,250.07              51,589.87                90,111.40
                                                                          72,953.89                   0.00                27,364.47
                                                                          30,763.42                   0.00                 5,676.24
                                                                          69,324.77                   0.00                 1,355.15
                                                                         347,475.77               8,575.42                11,294.93
                                                                         242,506.81               7,534.66                 1,355.15
                                                                         139,175.82                   0.00                 1,355.15
                                                                               0.00                   0.00               107,804.43
                                                                               0.00                   0.00                     0.00
                                                                               0.00                   0.00                     0.00
                                                                               0.00                   0.00                     0.00
                                                                               0.00                   0.00                     0.00
                                                                          24,590.33                   0.00                     0.00
                                                                               0.00                   0.00                     0.00
                                                                               0.00                   0.00                     0.00
                                                                               0.00                   0.00                     0.00
                                                                               0.00                   0.00                     0.00
                                                                               0.00                   0.00                     0.00
                                                                               0.00                   0.00                     0.00
                                                                               0.00                   0.00                     0.00
                                                                               0.00                   0.00                     0.00
                                                                               0.00                   0.00                     0.00
                                                                               0.00                   0.00                     0.00
                                                                               0.00                   0.00                     0.00
                                                                               0.00                   0.00                     0.00
                                                                               0.00                   0.00                     0.00
                                                                               0.00                   0.00                     0.00
                                                                               0.00                   0.00                     0.00
                                                                               0.00                   0.00                     0.00
                                                                               0.00                   0.00                     0.00
                                                                               0.00                   0.00                     0.00
                                                                               0.00                   0.00                     0.00
                                                                               0.00                   0.00                     0.00
                                                                               0.00                   0.00                     0.00
                                                                               0.00                   0.00                     0.00
                                                                               0.00                   0.00                     0.00
                                                                               0.00                   0.00                     0.00
                                                                               0.00                   0.00                     0.00
                                                                               0.00                   0.00                     0.00
                                                                               0.00                   0.00                     0.00
                                                                               0.00                   0.00                     0.00
                                                                               0.00                   0.00                     0.00
                                                                               0.00                   0.00                     0.00
                                                                               0.00                   0.00                     0.00
                                                                               0.00                   0.00                     0.00
                                                                               0.00                   0.00                     0.00

Total Time Balance of Scheduled Cash Flows                            81,076,454.19           8,607,516.81            23,467,872.40


                                  Page 1 of 14

CASE EQUIPMENT LOAN TRUST 1998-B
$112,706,000 Class A-1 5.6075% Asset Backed Notes due September 15, 1999
$200,000,000 Class A-2 5.700% Asset Backed Notes due May 15, 2002
$140,000,000 Class A-3 5.810% Asset Backed Notes due May 15, 2003
$134,794,000 Class A-4 5.920% Asset Backed Notes due October 17, 2005
  $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
   $12,400,000  Deferred Purchase Price
           $100,000  5.990% Asset Backed Certificates due October 17, 2005
                                                                                                        Settle Date
Prepared by  Shawn Ostrowski  (262) 636-5284                                 07/25/01      09:36 PM
Scheduled Payment Date                                                                                                    15-Jul-01
Actual Payment Date                                                                                                       16-Jul-01
Collection Period Begin Date                                                                                              06-Jun-01
Collection Period End Date                                                  31-Jul-98     31-Jul-98      31-Aug-98        05-Jul-01
Days in accrual period (30/360)                                                                                                  30
Days in accrual period (ACT/360)                                                                                                 31

PART I -- MONTHLY DATA INPUT

 Receipts During the Period                                                                                          $10,976,277.19

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                                                                   $0.00
    Government obligors                                                                                                       $0.00
          Total Warranty Repurchases                                                                                          $0.00

Total Collections For The Period                                                                                     $10,976,277.19

    Pool Balance (Beg. of Collection Period)                                                                        $116,242,398.67
    Pool Balance (End of Collection Period)                                                                         $105,601,163.61

Total Receivables Collection                                                                                         $10,976,277.19
Negative Carry Withdrawls                                                                                                     $0.00
Yield Supplement Withdrawals                                                                                                  $0.00
Spread Account Withdrawals to Pay NoteHolders                                                                           $110,449.42
Release from Pre-Funding Amount to Paydown A1 Principal                                                                       $0.00
Reinvestment Income (including Pre-Funding Account, Spread Account and YSA)                                              $66,742.18
Pre-Funding Account Reinvestment Income                                                                                       $0.00

    Total Distribution Amount                                                                                        $11,153,468.79

MISCELLANEOUS DATA

    TOTAL COLLATERAL
    Scheduled Amounts 30 - 59 days past due                                                                           $5,482,264.96
    Scheduled Amounts 60 days or more past due                                                                        $2,530,595.34
    Net Losses on Liquidated Receivables                                                                                $272,470.16
    Number of Loans at Beginning of Period                                                                                    8,477
    Number of Loans at End of Period                                                                                          7,627
    Repossessed Equipment not Sold or Reassigned (Beginning)                                                          $2,256,658.01
    Repossessed Equipment not Sold or Reassigned (End)                                                                $1,995,870.39

    Pre-Funding Account Reinvestment Income                                                                                   $0.00


                                  Page 2 of 14


CASE EQUIPMENT LOAN TRUST 1998-B
$112,706,000 Class A-1 5.6075% Asset Backed Notes due September 15, 1999
$200,000,000 Class A-2 5.700% Asset Backed Notes due May 15, 2002
$140,000,000 Class A-3 5.810% Asset Backed Notes due May 15, 2003
$134,794,000 Class A-4 5.920% Asset Backed Notes due October 17, 2005
  $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
   $12,400,000  Deferred Purchase Price
           $100,000  5.990% Asset Backed Certificates due October 17, 2005

Actual Payment Date                                                                                                       16-Jul-01
Collection Period Begin Date                                                                                              06-Jun-01
Collection Period End Date                                                                                                05-Jul-01

PART II -- SUMMARY

Total Principal Balance of Notes, Deferred Purchase Price and Certificates (Beginning of Period)                    $116,242,398.67
    A-1 Note Beginning Principal Balance                                                                                      $0.00
    A-2 Note Beginning Principal Balance                                                                                      $0.00
    A-3 Note Beginning Principal Balance                                                                                      $0.00
    A-4 Note Beginning Principal Balance                                                                             $99,092,702.72
    B Note Beginning Principal Balance                                                                                $4,649,695.95
    Deferred Purchase Price Beginning Principal Balance                                                              $12,400,000.00
    Certificate Beginning Principal Balance                                                                             $100,000.00

Total Principal Balance of Notes, Deferred Purchase Price and Certificates (End of Period)                          $105,601,163.61
    A-1 Note Principal Balance (End of Period)                                                                                $0.00
                                    A-1 Note Pool Factor (End of Period)                                                  0.0000000
    A-2 Note Principal Balance (End of Period)                                                                                $0.00
                                    A-2 Note Pool Factor (End of Period)                                                  0.0000000
    A-3 Note Principal Balance (End of Period)                                                                                $0.00
                                    A-3 Note Pool Factor (End of Period)                                                  0.0000000
    A-4 Note Principal Balance (End of Period)                                                                       $88,877,117.07
                                    A-4 Note Pool Factor (End of Period)                                                  0.6593551
    B Note Principal Balance (End of Period)                                                                          $4,224,046.54
                                    B Note Pool Factor (End of Period)                                                    0.1689619
    Deferred Purchase Price Principal Balance (End of Period)                                                        $12,400,000.00
                                    Deferred Purchase Price Pool Factor (End of Period)                                   1.0000000
    Certificate Principal Balance (end of Period)                                                                       $100,000.00
                                    Certificate Pool Factor (endof Period)                                                1.0000000

COLLATERAL VALUE DECLINE                                                                                             $10,641,235.06
    Pool Balance (Beg. of Collection Period)                                                                        $116,242,398.67
    Pool Balance (End of Collection Period)                                                                         $105,601,163.61

Total Distribution Amount (TDA)                                                                                      $11,043,019.37
    Total Collections and Investment Income for the Period                                                           $11,043,019.37
    Negative Carry Withdrawls                                                                                                 $0.00
    Yield Supplement Withdrawals                                                                                              $0.00

Principal Distribution Amount  (PDA)                                                                                 $10,641,235.06

Principal Allocation to Notes, Deferred Purchase Price and Certificates                                              $10,641,235.06
    A-1 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                           $0.00
    A-2 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                           $0.00
    A-3 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                           $0.00
    A-4 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                  $10,215,585.65
    B Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                       $425,649.41
    Deferred Purchase Price Principal Distributable Amount (including Carryover Shortfall)                                   ($0.00)
    Certificateholders' Principal Distribuatable Amount (including Carryover Shortfall)                                      ($0.00)

Interest Distributable Amount                                                                                           $955,433.27
    Noteholders' Interest Distributable Amount applicable to A-1 Notes                                                        $0.00
    Noteholders' Interest Distributable Amount applicable to A-2 Notes                                                        $0.00
    Noteholders' Interest Distributable Amount applicable to A-3 Notes                                                        $0.00
    Noteholders' Interest Distributable Amount applicable to A-4 Notes                                                  $488,857.33
    Noteholders' Interest Distributable Amount applicable to B Notes                                                     $23,209.73
    Deferred Purchase Price Interest Distributable Amount                                                               $439,819.26
    Certificateholders'  Interest Distributable Amount                                                                    $3,546.95

Spread Account
    Beginning Spread Account Balance                                                                                 $11,896,644.37
    Deposit to Spread Account from Pre-Funding Account                                                                        $0.00
    Deposit to Spread Account from Excess Collections over Distributions                                                      $0.00
    Distribution from Spread Account for Interest / Principal Shortfall                                                 $110,449.42

    Specified Spread Account Balance                                                                                 $12,499,916.99
    Ending Spread Account Balance (after distributions)                                                              $11,786,194.95

Credit Enhancement                                                                                                           11.16%
    Spread account % of Ending Pool Balance                                                                                  11.16%
    Overcollateralization % of Ending Pool Balance                                                                            0.00%

Scheduled Amounts 30 - 59 days past due                                                                               $5,482,264.96
                                    as % of Ending Pool Balance                                                               5.19%
Scheduled Amounts 60 days or more past due                                                                            $2,530,595.34
                                    as % of Ending Pool Balance                                                               2.40%
Net Losses on Liquidated Receivables                                                                                    $272,470.16
                                    as % of Ending Pool Balance                                                               0.26%


                                  Page 3 of 14


    PART III -- SERVICING CALCULATIONS                                                                                    16-Jul-01

    1.  SOURCES AND USES OF COLLECTION ACCOUNT BALANCE        Pool 1 (Retail) Cutoff    Pool 2 (FPL) Cutoff  Pool 3 (Retail) Cutoff


    Wtd. Avg. APR                                                             8.559%                 8.559%                  8.668%
    Contract Value (Beg. of Collection Period), by
      origination pool
    Contract Value  (End of Collection Period), by
      origination pool                                               $459,900,298.88         $65,328,940.14          $99,766,610.37
                                                                     ---------------         --------------          --------------
    Contract Value Decline

    Initial Pool Balance
    Pool Balance (End of Collection Period)

    Collections and Investment Income for the period
    Negative Carry Withdrawls
    Yield Supplement Withdrawals

    Total Distribution Amount (TDA)
    Principal Distribution Amount  (PDA)

    Initial B Percentage
    Unscheduled Principal (per pool)
    Total Unscheduled Principal


    1.  SOURCES AND USES OF COLLECTION ACCOUNT BALANCE                     Pool 1                  Pool 2                 Pool 3


    Wtd. Avg. APR                                                             8.559%                  8.559%                 8.668%
    Contract Value (Beg. of Collection Period), by
      origination pool                                               $84,295,940.54           $8,835,524.54         $23,110,933.59
    Contract Value  (End of Collection Period), by
      origination pool                                                $75,474,173.50           $8,175,941.52         $21,951,048.59
                                                                     ---------------          --------------        --------------
    Contract Value Decline                                             $8,821,767.04             $659,583.02          $1,159,885.00
                                                                              10.47%                   7.47%                  5.02%
    Initial Pool Balance                                             $624,995,849.39
    Pool Balance (End of Collection Period)                          $105,601,163.61

    Collections and Investment Income for the period                  $11,043,019.37
    Negative Carry Withdrawls                                                  $0.00
    Yield Supplement Withdrawals                                               $0.00

    Total Distribution Amount (TDA)                                   $11,043,019.37
    Principal Distribution Amount  (PDA)                              $10,641,235.06

    Initial B Percentage                                                      4.000%
    Unscheduled Principal (per pool)                                           $0.00                   $0.00                  $0.00
    Total Unscheduled Principal                                                $0.00


                                  Page 4 of 14

    2.  CALCULATION OF DISTRIBUTABLE AMOUNTS

    Principal Distributable Amount                                                                                    10,641,235.06

    A-1 Note Beginning Principal Balance                                                                                      $0.00
    A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                                          $0.00
    A-1 Noteholders' Share of the Principal Distribution Amount                                                               0.00%
    Preliminary A-1 Noteholders' Principal Distributable Amount (including One-Time Excess Prefund Acct. Pmt.)                $0.00
    One-Time Excess Prefunding Account Payment                                                                                $0.00
    A-1 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                           $0.00

    Principal Distributable Amount Remaining                                                                         $10,641,235.06

    A-2 Note Beginning Principal Balance                                                                                      $0.00
    A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                                          $0.00
    A-2 Noteholders' Share of the Principal Distribution Amount                                                               0.00%
    A-2 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                           $0.00

    Principal Distributable Amount Remaining                                                                         $10,641,235.06

    A-3 Note Beginning Principal Balance                                                                                      $0.00
    A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                                          $0.00
    A-3 Noteholders' Share of the Principal Distribution Amount                                                               0.00%
    A-3 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                           $0.00

    Principal Distributable Amount Remaining                                                                         $10,641,235.06

    A-4 Note Beginning Principal Balance                                                                             $99,092,702.72
    A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                                                          $0.00
    A-4 Noteholders' Share of the Principal Distribution Amount                                                              96.00%
    A-4 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                  $10,215,585.65

    Principal Distributable Amount Remaining                                                                            $425,649.41

    B Note Beginning Principal Balance                                                                                $4,649,695.95
    B Noteholders' Principal Carryover Shortfall (Previous Period)                                                            $0.00
    B Noteholders' Share of the Principal Distribution Amount                                                                 4.00%
    B Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                       $425,649.41

    Principal Distributable Amount Remaining                                                                                  $0.00

    Deferred Purchase Price Beginning Principal Balance                                                              $12,400,000.00
    Deferred Purchase Price Principal Carryover Shortfall (Previous Period)                                                  ($0.00)
    Deferred Purchase Price Share of the Principal Distribution Amount                                                        0.00%
    Deferred Purchase Price Principal Distributable Amount (including Carryover Shortfall)                                   ($0.00)

    Certificate Purchase Price Beginning Principal Balance                                                              $100,000.00
    Certificateholders' Principal Carryover Shortfall (Previous Period)                                                      ($0.00)
    Certificateholders' Share of the Principal Distribution Amount                                                            0.00%
    Certificateholders' Principal Distributable Amount (including Carryover Shortfall)                                       ($0.00)

    Interest Accrued on Class A-1 Notes this period                           5.6075%        ACT/360                          $0.00
    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                                       $0.00
    Interest Due (in Arrears) on above Shortfall                                                                              $0.00
    Noteholders' Interest Distributable Amount applicable to A-1 Notes                                                        $0.00

    Interest Accrued on Class A-2 Notes this period                           5.7000%        30/360                           $0.00
    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                                       $0.00
    Interest Due (in Arrears) on above Shortfall                                                                              $0.00
    Noteholders' Interest Distributable Amount applicable to A-2 Notes                                                        $0.00

    Interest Accrued on Class A-3 Notes this period                           5.8100%        30/360                           $0.00
    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                                       $0.00
    Interest Due (in Arrears) on above Shortfall                                                                              $0.00
    Noteholders' Interest Distributable Amount applicable to A-3 Notes                                                        $0.00

    Interest Accrued on Class A-4 Notes this period                           5.9200%        30/360                     $488,857.33
    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes                                       $0.00
    Interest Due (in Arrears) on above Shortfall                                                                              $0.00
    Noteholders' Interest Distributable Amount applicable to A-4 Notes                                                  $488,857.33

    Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                                                   $488,857.33
    Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                                       $0.00
    Interest Due (in Arrears) on above Shortfall                                                                              $0.00
    Offered Noteholders' Interest Distributable Amount                                                                  $488,857.33

    Interest Accrued on Class B Notes this period                             5.9900%        30/360                      $23,209.73
    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                                         $0.00
    Interest Due (in Arrears) on above Shortfall                                                                              $0.00
    Noteholders' Interest Distributable Amount applicable to B Notes                                                     $23,209.73

    Interest Accrued on Deferred Purchase Price this period                   5.9900%        30/360                      $61,896.67
    Deferred Purchase Price Interest Carryover Shortfall (Previous Period)                                              $376,045.50
    Interest Due (in Arrears) on Above Shortfall                                                                          $1,877.09
    Deferred Purchase Price Interest Distributable Amount                                                               $439,819.26

    Interest Accrued on Certificates this period                              5.9900%        30/360                         $499.17
    Certificateholders' Interest Carryover Shortfall (Previous Period)                                                    $3,032.64
    Interest Due (in Arrears) on Above Shortfall                                                                             $15.14
    Certificateholders' Interest Distributable Amount                                                                     $3,546.95


                                  Page 5 of 14


    3.  ALLOCATION OF DISTRIBUTION AMOUNTS

    a. Total Distribution Amount (TDA)                                                                               $11,043,019.37

    Administration Fee Shortfall (Previous Period)                                                                            $0.00
    Administration Fee Accrued during this Period                               $500.00 per quarter                         $166.67
    Administration Fee Paid this Period from TDA                                                                            $166.67
    Administration Fee Shortfall                                                                                              $0.00

    Total Distribution Amount Remaining                                                                              $11,042,852.70

    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                                       $0.00
    Interest Due (in Arrears) on above Shortfall                                                                              $0.00
    Interest Accrued on Class A-1 Notes this period                                                                           $0.00
    Noteholders' Interest applicable to A-1 Notes Paid this Period from TDA                                                   $0.00
    Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                            $0.00

    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                                       $0.00
    Interest Due (in Arrears) on above Shortfall                                                                              $0.00
    Interest Accrued on Class A-2 Notes this period                                                                           $0.00
    Noteholders' Interest applicable to A-2 Notes Paid this Period from TDA                                                   $0.00
    Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                            $0.00

    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                                       $0.00
    Interest Due (in Arrears) on above Shortfall                                                                              $0.00
    Interest Accrued on Class A-3 Notes this period                                                                           $0.00
    Noteholders' Interest applicable to A-3 Notes Paid this Period from TDA                                                   $0.00
    Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                            $0.00

    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes                                       $0.00
    Interest Due (in Arrears) on above Shortfall                                                                              $0.00
    Interest Accrued on Class A-4 Notes this period                                                                     $488,857.33
    Noteholders' Interest applicable to A-4 Notes Paid this Period from TDA                                             $488,857.33
    Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                            $0.00

    Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                                       $0.00
    Interest Due (in Arrears) on above Shortfall                                                                              $0.00
    Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                                                   $488,857.33
    Offered Noteholders' Interest Paid this Period from TDA                                                             $488,857.33
    Preliminary A Noteholders' Interest Carryover Shortfall (Current Period)                                                  $0.00

    Total Distribution Amount Remaining                                                                              $10,553,995.37

    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                                         $0.00
    Interest Due (in Arrears) on above Shortfall                                                                              $0.00
    Interest Accrued on B Notes this period                                                                              $23,209.73
    Noteholders' Interest applicable to B Notes Paid this Period from TDA                                                $23,209.73
    Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                              $0.00

    Total Distribution Amount Remaining                                                                              $10,530,785.64

    A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                                          $0.00
    A-1 Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                                    $0.00
    A-1 Noteholders' Principal Distributable Amount Paid from TDA                                                             $0.00
    Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                               $0.00

    Total Distribution Amount Remaining                                                                              $10,530,785.64

    A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                                          $0.00
    A-2 Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                                    $0.00
    A-2 Noteholders' Principal Distributable Amount Paid from TDA                                                             $0.00
    Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                               $0.00

    Total Distribution Amount Remaining                                                                              $10,530,785.64

    A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                                          $0.00
    A-3 Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                                    $0.00
    A-3 Noteholders' Principal Distributable Amount Paid from TDA                                                             $0.00
    Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                               $0.00

    Total Distribution Amount Remaining                                                                              $10,530,785.64

    A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                                                          $0.00
    A-4 Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                           $10,215,585.65
    A-4 Noteholders' Principal Distributable Amount Paid from TDA                                                    $10,215,585.65
    Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                               $0.00

    Total Distribution Amount Remaining                                                                                 $315,199.99

    B Noteholders' Principal Carryover Shortfall (Previous Period)                                                            $0.00
    B Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                                $425,649.41
    B Noteholders' Principal Distributable Amount Paid from TDA                                                         $315,199.99
    Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                           $110,449.42

    Total Excess Distribution Amount Remaining                                                                                $0.00


                                  Page 6 of 14

    4.  RECONCILIATION OF PRE-FUNDING ACCOUNT

    Beginning Pre-Funding Account Balance                                                                                     $0.00

    New Collateral Purchased                                                                                                  $0.00
    Deposit to Spread Account                                                   2.00%                                         $0.00
    Deposit to Yield Supplement Account                                                                                       $0.00
                                                                                                                              -----
    Payment to Seller                                                                                                         $0.00
    Payment to Class A-1 after Funding is Complete                                                                            $0.00

    Ending Pre-Funding Account Balance                                                                                        $0.00

    Excess Pre-Funded Amount/(Payment to Sellers)                                                                             $0.00

    Adjusted Ending Pre-Funding Account Balance                                                                               $0.00

    5.  RECONCILIATION OF NEGATIVE CARRY ACCOUNT

    Beginning Negative Carry Account Balance                                                                                  $0.00
    Negative Carry                                                                                                        3.268374%
    Number of Days Remaining                                                                                                 0 days

    Pre-Funded Percentage                                                                                                    0.000%
    Negative Carry Withdrawls                                                                                                 $0.00
    Cumulative Negative Carry Withdrawls                                                                                $300,471.65
    Maximum Negative Carry Amount                                                                                             $0.00
    Required Negative Carry Account Balance                                                                                   $0.00
    Interim Ending Negative Carry Account Balance                                                                             $0.00
    Negative Carry Amount Released to Seller                                                                                  $0.00

    Ending Negative Carry Account Balance                                                                                     $0.00

    6.  RECONCILATION OF YIELD SUPPLEMENT ACCOUNT

    Beginning Yield Supplement Account Balance                                                                                $0.00
    Deposit to Yield Supplement Account from Pre-Funding Account                                                              $0.00
    Receivables Percentage                                                                                                  100.00%
    Withdrawal of Yield Supplement Amount                                                                                     $0.00
    Maximum Yield Supplement Amount                                                                                           $0.00
    Required Yield Supplement Amount                                                                                          $0.00
    Interim Yield Supplement Account Balance                                                                                  $0.00
    Yield Supplement Amount Released to Seller                                                                                $0.00

    Ending Yield Supplement Account Balance                                                                                   $0.00

    7.  DISTRIBUTIONS FROM SPREAD ACCOUNT

    Beginning Spread Account Balance                                                                                 $11,896,644.37
    Deposit to Spread Account from Pre-Funding Account                                                                        $0.00
    Deposit to Spread Account from Excess Collections over Distributions                                                      $0.00

    Distribution from Spread Account to Noteholders' Distr. Account                                                     $110,449.42
    Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                     $0.00
    Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                     $0.00
    Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                     $0.00
    Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                     $0.00
    Remaining Distributed Spread Account Amount to Noteholders' Distr. Account                                          $110,449.42

    Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                       $0.00

    Remaining Distributed Spread Account Amount to Noteholders' Distr. Account                                          $110,449.42
    Adj to Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                        $0.00
    Adj to Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                        $0.00
    Adj to Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                        $0.00
    Adj to Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                        $0.00

    Remaining Distributed Spread Account Amount to Noteholders' Distr. Account                                          $110,449.42
    Adj to Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                    $110,449.42

    Preliminary Spread Account Balance Remaining                                                                     $11,786,194.95


                                  Page 7 of 14


    Cumulative Realized Losses since 31-July-98 (Cut-off Date)                                                       $15,640,672.19
    Are Cum. Realized Losses greater than 2.25% of Initial Pool Balance?                                           YES
    12*(Realized Losses during Collection Period + Repos at end of Collection Period)                                 $5,265,512.31
    Is 12*Realized Losses + Unliq. Repos greater than 1.65% of Beg. Pool Balance?                                  YES
    60 day or greater than Delinquent Scheduled Amounts                                                               $2,530,595.34
    Are 60 day or greater than Delinquencies greater than 2.25% of Ending Pool Balance?                            YES
    Are any of the three conditions "YES"?                                                                         YES

    Case Credit has discovered a systems error in the report used to identify losses for the trust. The report only identified losses that had been applied against dealer reserves. It failed to include in the loss figure any losses that were not covered by dealer reserves. This resulted in an inadvertent and immaterial understatement of losses in the monthly servicer reports for years prior to 1999. The systems error had no impact on historical loss figures reflected in the prospectuses for the ABS transactions, which were generated separately and were accurate.

    As a result of the systems error, Case Credit incorrectly absorbed the losses that were not included in the monthly servicer reports through its on-book reserves. Case Credit will not charge these losses back to the trust. The cumulative amount of losses that were inadvertently absorbed by
    Case Credit that should have been charged to the trust was                                                           $47,514.04

    If the monthly servicer reports for the trust were restated, the cumulative loss test would still have been met as indicated below:

    Restated Cumulative Realized Losses:                                                                              15,688,186.23
    Are Cum. Realized Losses > 2.25% of Initial Pool Balance?                                                      YES


    Preliminary A-1 Note Principal Balance (End of Period)                                                                    $0.00
    Preliminary A-2 Note Principal Balance (End of Period)                                                                    $0.00
    Preliminary A-3 Note Principal Balance (End of Period)                                                                    $0.00
    Preliminary A-4 Note Principal Balance (End of Period)                                                           $88,877,117.07
    Preliminary B Note Principal Balance (End of Period)                                                              $4,224,046.54
    Preliminary Total Principal Balance of Notes  (End of Period)                                                    $93,101,163.61

    Specified Spread Account Balance                                                                                 $12,499,916.99
    Lesser of:
    (a) 2.00% of the Initial Pool Balance                                       2.00%                                $12,499,916.99

    (b) the Note Balance                                                                                              93,101,163.61

    Preliminary Spread Account Balance Remaining                                                                     $11,786,194.95
    Preliminary Excess Amount in Spread Account                                                                               $0.00
    Preliminary Shortfall Amount in Spread Account                                                                      $713,722.04

    Deposit to Spread Account from Remaing Excess Distribution                                                                $0.00

    Spread Account Excess                                                                                                     $0.00

    Ending Spread Account Balance (after distributions)                                                              $11,786,194.95
    Net Change in Spread Account Balance                                                                               ($110,449.42)

    Total Excess Distribution Amount Remaining                                                                                $0.00

    Deferred Purchase Price Interest Carryover Shortfall (Previous Period)                                              $376,045.50
    Interest Due (in Arrears) on Above Shortfall                                                                          $1,877.09
    Interest Accrued on Deferred Purchase Price this period                                                              $61,896.67
    Deferred Purchase Price Interest Paid from Excess Distribution                                                            $0.00
    Preliminary Deferred Purchase Price Interest Carryover Shortfall (Current Period)                                   $439,819.26

    Certificateholders' Interest Carryover Shortfall (Previous Period)                                                    $3,032.64
    Interest Due (in Arrears) on Above Shortfall                                                                             $15.14
    Interest Accrued on Certificates this period                                                                            $499.17
    Certificateholders' Interest Paid from Excess Distribution                                                                $0.00
    Certificateholders' Interest Carryover Shortfall (Current Period)                                                     $3,546.95

    Total Excess Distribution Amount Remaining                                                                                $0.00

    Deferred Purchase Price Principal Carryover Shortfall (Previous Period)                                                  ($0.00)
    Deferred Purchase Price Principal Distributable Amount current period (including Carryover Shortfall)                    ($0.00)
    Deferred Purchase Price Principal Distributable Amount Paid from Fixed and Floating Rate Excess Distrbution               $0.00
    Preliminary Deferred Purchase Price Principal Carryover Shortfall (Current Period)                                       ($0.00)

    Certificateholders' Principal Carryover Shortfall (Previous Period)                                                      ($0.00)
    Certificateholders' Principal Distributable Amount current period (including Carryover Shortfall)                        ($0.00)
    Certificateholders' Principal Distributable Amount Paid from Fixed and Floating Rate Excess Distrbution                   $0.00
    Preliminary Certificateholders' Principal Carryover Shortfall (Current Period)                                           ($0.00)

    Total Excess Distribution Amount Remaining                                                                                $0.00

    Servicing Fee Shortfall (Previous Period)                                                                         $2,515,883.99
    Servicing Fees Accrued during this Period                                   1.00%                                    $96,868.67
    Adjustment to Servicing Fee                                                                                               $0.00
    Adjustment to Excess Distribution Amount Remaining                                                                        $0.00
    Servicing Fees Paid this Period from Excess Distribution                                                                  $0.00
    Servicing Fee Shortfall                                                                                           $2,612,752.66

    Total Excess Distribution Amount Remaining                                                                                $0.00


                                  Page 8 of 14


    8.  ENDING BALANCES

    Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                                        $0.00
    Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                                        $0.00
    Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                                        $0.00
    Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                                        $0.00
    Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                                          $0.00
    A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                                           $0.00
    A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                                           $0.00
    A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                                           $0.00
    A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                                           $0.00
    B Noteholders' Principal Carryover Shortfall (Current Period)                                                             $0.00
    Deferred Purchase Price Interest Carryover Shortfall  (Current Period)                                              $439,819.26
    Deferred Purchase Price Principal Carryover Shortfall  (Current Period)                                                  ($0.00)
    Certificateholders' Interest Carryover Shortfall  (Current Period)                                                    $3,546.95
    Certificateholders' Principal Carryover Shortfall  (Current Period)                                                      ($0.00)

    A-1 Note Principal Balance (End of Period)                                                                                $0.00
    A-2 Note Principal Balance (End of Period)                                                                                $0.00
    A-3 Note Principal Balance (End of Period)                                                                                $0.00
    A-4 Note Principal Balance (End of Period)                                                                       $88,877,117.07
    B Note Principal Balance (End of Period)                                                                          $4,224,046.54
    Deferred Purchase Price Principal Balance (End of Period)                                                        $12,400,000.00
    Certificate Principal Balance (end of Period)                                                                       $100,000.00
    Total Principal Balance of Notes, Deferred Purchase Price and Certificates (End of Period)                      $105,601,163.61

    A-1 Note Pool Factor (End of Period)                              $112,706,000.00                                     0.0000000
    A-2 Note Pool Factor (End of Period)                              $200,000,000.00                                     0.0000000
    A-3 Note Pool Factor (End of Period)                              $140,000,000.00                                     0.0000000
    A-4 Note Pool Factor (End of Period)                              $134,794,000.00                                     0.6593551
    B Note Pool Factor (End of Period)                                 $25,000,000.00                                     0.1689619
    Deferred Purchase Price Pool Factor (End of Period)                $12,400,000.00                                     1.0000000
    Certificate Pool Factor (endof Period)                                $100,000.00                                     1.0000000
    Total Notes, Deferred Purchase Price & Certificates Pool Factor (End of Period)                                       0.1689619

    Specified Spread Account Balance (after all distributions and adjustments)                                       $11,786,194.95

    Yield Supplement Account Balance (after alldistributions and adjustment):                                                 $0.00


                                  Page 9 of 14


CASE EQUIPMENT LOAN TRUST 1998-B
STATEMENT TO NOTEHOLDERS

$112,706,000 Class A-1 5.6075% Asset Backed Notes due September 15, 1999
$200,000,000 Class A-2 5.700% Asset Backed Notes due May 15, 2002
$140,000,000 Class A-3 5.810% Asset Backed Notes due May 15, 2003
$134,794,000 Class A-4 5.920% Asset Backed Notes due October 17, 2005
  $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
   $12,400,000  Deferred Purchase Price
           $100,000  5.990% Asset Backed Certificates due October 17, 2005

Payment Date:                                                                                                             16-Jul-01

(1)  Amount of principal being paid on the Notes:

    (a)  A-1 Notes:                                                                                                           $0.00
           per $1,000 original principal amount:                                                                              $0.00

    (b)   A-2 Notes:                                                                                                          $0.00
            per $1,000 original principal amount:                                                                             $0.00

    (c)   A-3 Notes:                                                                                                          $0.00
            per $1,000 original principal amount:                                                                             $0.00

    (d)   A-4 Notes:                                                                                                 $10,215,585.65
            per $1,000 original principal amount:                                                                            $75.79

    (e)   B Notes:                                                                                                      $425,649.41
            per $1,000 original principal amount:                                                                            $17.03

    (f)   Total                                                                                                      $10,641,235.06

(2) Interest Paid on the Notes

    (a)  A-1 Notes:                                                                                                           $0.00
           per $1,000 original principal amount:                                                                              $0.00

    (b)   A-2 Notes:                                                                                                          $0.00
            per $1,000 original principal amount:                                                                             $0.00

    (c)  A-3 Notes:                                                                                                           $0.00
           per $1,000 original principal amount:                                                                              $0.00

    (d)  A-4 Notes:                                                                                                     $488,857.33
           per $1,000 original principal amount:                                                                              $3.63

    (e)  B Notes:                                                                                                        $23,209.73
            per $1,000 original principal amount:                                                                             $0.93

    (f)   Total                                                                                                         $512,067.06

(3) Pool Balance at the end of the related Collection Period                                                        $105,601,163.61

(4)  After giving effect to distributions on current Payment Date:

    (a) (i)  outstanding principal amount of A-1 Notes:                                                                       $0.00
         (ii)  A-1 Note Pool Factor:                                                                                      0.0000000

    (b) (i)  outstanding principal amount of A-2 Notes:                                                                       $0.00
         (ii)  A-2 Note Pool Factor:                                                                                      0.0000000

    (c) (i)  outstanding principal amount of A-3 Notes:                                                                       $0.00
         (ii)  A-3 Note Pool Factor:                                                                                      0.0000000

    (d) (i)  outstanding principal amount of A-4 Notes:                                                              $88,877,117.07
         (ii)  A-4 Note Pool Factor:                                                                                      0.6593551

    (e) (i)  outstanding principal amount of B Notes:                                                                 $4,224,046.54
         (ii)  B Note Pool Factor:                                                                                        0.1689619

    (f) (i)  Deferred Purchase Price Balance                                                                         $12,400,000.00
         (ii)  Deferred Purchase Price Pool Factor:                                                                       1.0000000

    (g) (i)  Certificate Balance                                                                                        $100,000.00
         (ii)  Certificate Pool Factor:                                                                                  1.00000000

(5)  Amount of Servicing Fee:                                                                                                 $0.00
         per $1,000 Beginning of Collection Period:                                                                      0.00000000

(6)  Amount of Administration Fee:                                                                                          $166.67
         per $1,000 Beginning of Collection Period:                                                                      0.00197720

(7)  Aggregate Purchase Amounts for Collection Period:                                                                        $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                                            $272,470.16

(9)  Amount in Spread Account:                                                                                       $11,786,194.95

(10)  Amount in Pre-Funding Account:                                                                                          $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                                         NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                                       $0.00

(13)  Amount in Yield Supplement Account:                                                                                     $0.00


                                 Page 10 of 14


CASE EQUIPMENT LOAN TRUST 1998-B
STATEMENT TO CERTIFICATEHOLDERS

$112,706,000 Class A-1 5.6075% Asset Backed Notes due September 15, 1999
$200,000,000 Class A-2 5.700% Asset Backed Notes due May 15, 2002
$140,000,000 Class A-3 5.810% Asset Backed Notes due May 15, 2003
$134,794,000 Class A-4 5.920% Asset Backed Notes due October 17, 2005
  $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
   $12,400,000  Deferred Purchase Price
           $100,000  5.990% Asset Backed Certificates due October 17, 2005

Payment Date:                                                                                                             16-Jul-01

(1)  Amount of principal being paid or distributed:

    (a)  A-1 Notes:                                                                                                           $0.00
           per $1,000 original principal amount:                                                                              $0.00

    (b)  A-2 Notes:                                                                                                           $0.00
           per $1,000 original principal amount:                                                                              $0.00

    (c)  A-3 Notes:                                                                                                           $0.00
           per $1,000 original principal amount:                                                                              $0.00

    (d)  A-4 Notes:                                                                                                  $10,215,585.65
           per $1,000 original principal amount:                                                                             $75.79

    (e)  B Notes:                                                                                                       $425,649.41
           per $1,000 original principal amount:                                                                             $17.03

    (f)  Deferred Purchase Price:                                                                                             $0.00
           per $1,000 original principal amount:                                                                              $0.00

    (g)  Certificates:                                                                                                         0.00
           per $1,000 original principal amount:                                                                              $0.00

    (h)  Total:                                                                                                         $425,649.41

(2)   Amount of interest being paid or distributed:

    (a)  A-1 Notes:                                                                                                           $0.00
           per $1,000 original principal amount:                                                                              $0.00

    (b)  A-2 Notes:                                                                                                           $0.00
           per $1,000 original principal amount:                                                                              $0.00

    (c)  A-3 Notes:                                                                                                           $0.00
           per $1,000 original principal amount:                                                                              $0.00

    (d)  A-4 Notes:                                                                                                     $488,857.33
           per $1,000 original principal amount:                                                                              $3.63

    (e)  B Notes:                                                                                                        $23,209.73
           per $1,000 original principal amount:                                                                              $0.93

    (f)  Deferred Purchase Price:                                                                                             $0.00
           per $1,000 original principal amount:                                                                              $0.00

    (g)  Certificates:                                                                                                        $0.00
           per $1,000 original principal amount:                                                                              $0.00

    (h)  Total:                                                                                                         $512,067.06

(3)  Pool Balance at end of related Collection Period:                                                              $105,601,163.61

(4)  After giving effect to distributions on this Payment Date:

    (a) (i)  outstanding principal amount of A-1 Notes:                                                                       $0.00
         (ii)  A-1 Note Pool Factor:                                                                                      0.0000000

    (b) (i)  outstanding principal amount of A-2 Notes:                                                                       $0.00
         (ii)  A-2 Note Pool Factor:                                                                                      0.0000000

    (c) (i)  outstanding principal amount of A-3 Notes:                                                                       $0.00
         (ii)  A-3 Note Pool Factor:                                                                                      0.0000000

    (d) (i)  outstanding principal amount of A-4 Notes:                                                              $88,877,117.07
         (ii)  A-4 Note Pool Factor:                                                                                      0.6593551

    (e) (i)  outstanding principal amount of B Notes:                                                                 $4,224,046.54
         (ii)  C Note Pool Factor:                                                                                        0.1689619

    (f) (i)  Deferred Purchase Price Balance                                                                         $12,400,000.00
         (ii)  Certificate Pool Factor:                                                                                   1.0000000

    (g) (i)  Certificate Balance                                                                                         100,000.00
         (ii)  Certificate Pool Factor:                                                                                   1.0000000


                                 Page 11 of 14

(5)  Amount of Servicing Fee:                                                                                                 $0.00
         per $1,000 Beginning of Collection Period:                                                                       0.0000000

(6)  Amount of Administration Fee:                                                                                          $166.67
         per $1,000 Beginning of Collection Period:                                                                       0.0019772

(7)  Aggregate Purchase Amounts for Collection Period:                                                                        $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                                            $272,470.16

(9)  Amount in Spread Account:                                                                                       $11,786,194.95

(10)  Amount in Pre-Funding Account:                                                                                          $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                           NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                                       $0.00

(13)  Amount in Yield Supplement Account:                                                                                     $0.00


CASE EQUIPMENT LOAN TRUST 1998-B
PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

$112,706,000 Class A-1 5.6075% Asset Backed Notes due September 15, 1999
$200,000,000 Class A-2 5.700% Asset Backed Notes due May 15, 2002
$140,000,000 Class A-3 5.810% Asset Backed Notes due May 15, 2003
$134,794,000 Class A-4 5.920% Asset Backed Notes due October 17, 2005
  $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
   $12,400,000  Deferred Purchase Price
           $100,000  5.990% Asset Backed Certificates due October 17, 2005


Payment Date:                                                                                                             16-Jul-01

(1)  Payment of Administration Fee to Administrator:                                                                        $166.67

(2)  Offered Noteholders' Interest Distributable Amount
        deposited into Note Distribution Account:                                                                       $512,067.06

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:                                                            $10,641,235.06

(4)  Deferred Purchase Price Interest Distributable Amount to be
        deposited into Deferred Purchase Price Distribution Account:                                                          $0.00

(5)  Deferred Purchase Price Principal Distributable Amount to be
        deposited into Deferred Purchase Price Distribution Account:                                                          $0.00

(6)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                                              $0.00

(7)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                                              $0.00

(8)  Payment of Servicing Fee to Servicer:                                                                                    $0.00

(9) Release to Seller from Excess Collections over Distributions                                                              $0.00

Check for Error                                                                                                    NO ERROR
Sum of Above Distributions                                                                                         $11,153,468.79
Total Distribution Amount plus Releases to Seller                                                                  $11,153,468.79


                                 Page 12 of 14


CASE EQUIPMENT LOAN TRUST 1998-B
SERVICER'S CERTIFICATE

$112,706,000 Class A-1 5.6075% Asset Backed Notes due September 15, 1999
$200,000,000 Class A-2 5.700% Asset Backed Notes due May 15, 2002
$140,000,000 Class A-3 5.810% Asset Backed Notes due May 15, 2003
$134,794,000 Class A-4 5.920% Asset Backed Notes due October 17, 2005
  $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
   $12,400,000  Deferred Purchase Price
           $100,000  5.990% Asset Backed Certificates due October 17, 2005


Payment Date:                                                                                                             16-Jul-01
(1)  Total Distribution Amount:                                                                                      $11,153,468.79

(2)  Administration Fee:                                                                                                    $166.67

(3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                                                      $0.00

(4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                                                       $0.00

(5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                                                      $0.00

(6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                                                       $0.00

(7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:                                                      $0.00

(8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                                                       $0.00

(9)  Noteholders' Interest Distributable Amount applicable to A-4 Notes:                                                $488,857.33

(10)  Noteholders' Interest Carryover Shortfall applicable to A-4 Notes:                                                      $0.00

(11)  Noteholders' Interest Distributable Amount applicable to b Notes:                                                  $23,209.73

(12)  Noteholders' Interest Carryover Shortfall applicable to B Notes:                                                        $0.00

(13)  Offered Noteholders' Interest Distributable Amount'                                                               $512,067.06
        deposited into Note Distribution Account:

(14)  A-1 Noteholders' Monthly Principal Distributable Amount:                                                                $0.00

(15)  % of Fixed Rate Principal Distribution Amount applicable to A-1 Noteholders                                             0.00%

(16)  A-1 Noteholders' Principal Carryover Shortfall:                                                                         $0.00

(17)  A-1 Noteholders' Principal Distributable Amount:                                                                        $0.00

(18)  A-2 Noteholders' Monthly Principal Distributable Amount:                                                                $0.00

(19)  % of Fixed Rate Principal Distribution Amount applicable to A-2 Noteholders                                             0.00%

(20)  A-2 Noteholders' Principal Carryover Shortfall:                                                                         $0.00

(21)  A-2 Noteholders' Principal Distributable Amount:                                                                        $0.00

(22)  A-3 Noteholders' Monthly Principal Distributable Amount:                                                                $0.00

(23)  % of Fixed Rate Principal Distribution Amount applicable to A-3 Noteholders                                             0.00%

(24)  A-3 Noteholders' Principal Carryover Shortfall:                                                                         $0.00

(25)  A-3 Noteholders' Principal Distributable Amount:                                                                        $0.00

(26)  A-4 Noteholders' Monthly Principal Distributable Amount:                                                       $10,215,585.65

(27)  % of Fixed Rate Principal Distribution Amount applicable to A-4 Noteholders                                            96.00%

(28)  A-4 Noteholders' Principal Carryover Shortfall:                                                                         $0.00

(29)  A-4 Noteholders' Principal Distributable Amount:                                                               $10,215,585.65

(30)  B Noteholders' Monthly Principal Distributable Amount:                                                            $425,649.41

(31)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to B Noteholders                               4.00%

(32)  B Noteholders' Principal Carryover Shortfall:                                                                           $0.00

(33)  B Noteholders' Principal Distributable Amount:                                                                    $425,649.41

(34)  Noteholders' Principal Distribution Amount:                                                                    $10,641,235.06

(35)  Noteholders' Distributable Amount:                                                                             $11,153,302.12


(36)  Deposit to Spread Account (from excess collections):                                                                    $0.00

(37)  Specified Spread Account Balance (after all distributions and adjustments) :                                   $12,499,916.99
    The Lesser of:

    (a) 2.00% of the Initial Pool Balance                                                                            $12,499,916.99


    (b) the Note Balance                                                                                             $93,101,163.61

(38)  Spread Account Balance over the Specified Spread Account Balance:                                                       $0.00

(39)  Deffered Purchase Price Interest Distribution Amount:                                                                   $0.00

(40)  Deffered Purchase Price Interest Carryover Shortfall:                                                             $439,819.26

(41)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to Deffered Purchase Price                     0.00%


                                 Page 13 of 14

(42) Deffered Purchase Price Principal Distributable Amount applicable to current period                                     ($0.00)

(43)  Deffered Purchase Price Principal Carryover Shortfall:                                                                 ($0.00)

(44)  Deffered Purchase Price Principal Distribution Amount:                                                                  $0.00

(45)  Deffered Purchase Price Distribution Amount:                                                                            $0.00

(39)  Certificateholders' Interest Distribution Amount:                                                                       $0.00

(40)  Certificateholders' Interest Carryover Shortfall:                                                                   $3,546.95

(41)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to Certificates                                0.00%

(42) Certificates Principal Distributable Amount applicable to current period                                                ($0.00)

(43)  Certificates Principal Carryover Shortfall:                                                                            ($0.00)

(44)  Certificates Principal Distribution Amount:                                                                             $0.00

(45)  Certificates Distribution Amount:                                                                                       $0.00

(46)  Servicing Fee:                                                                                                          $0.00


CASE EQUIPMENT LOAN TRUST 1998-B
SERVICER'S CERTIFICATE

$112,706,000 Class A-1 5.6075% Asset Backed Notes due September 15, 1999
$200,000,000 Class A-2 5.700% Asset Backed Notes due May 15, 2002
$140,000,000 Class A-3 5.810% Asset Backed Notes due May 15, 2003
$134,794,000 Class A-4 5.920% Asset Backed Notes due October 17, 2005
  $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
   $12,400,000  Deferred Purchase Price
           $100,000  5.990% Asset Backed Certificates due October 17, 2005

Payment Date:                                                                                                             00-Jan-00

(47)  Excess Amounts Distributed To Seller:
    (a) Release of Remaining Fixed and Floating Rate Excess Distributions                                                     $0.00
    (b) Release of Excess Amount in Negative Carry Account                                                                    $0.00
    (b) Release of Excess Amount in Yield Supplement Account                                                                  $0.00


(48)  Amount to be withdrawn from the Spread Account and deposited
    into the Note Distribution Account                                                                                  $110,449.42

(49)  Pool Balance as of the opening of business on the first day of
           the Collection Period in which the Payment Date occurs:                                                  $116,242,398.67

(50)  After giving effect to all distributions on such Payment Date:
           Outstanding Principal Balance of A-1 Notes:                                                                        $0.00
           A-1 Note Pool Factor:                                                                                          0.0000000

           Outstanding Principal Balance of A-2 Notes:                                                                        $0.00
           A-2 Note Pool Factor:                                                                                          0.0000000

           Outstanding Principal Balance of A-3 Notes:                                                                        $0.00
           A-3 Note Pool Factor:                                                                                          0.0000000

           Outstanding Principal Balance of A-4 Notes:                                                               $88,877,117.07
           A-4 Note Pool Factor:                                                                                          0.6593551

           Outstanding Principal Balance of B Notes:                                                                  $4,224,046.54
           B Note Pool Factor:                                                                                            0.1689619

           Outstanding Principal Balance of the Deferred Purchase Price:                                             $12,400,000.00
           Deferred Purchase Price Pool Factor:                                                                           1.0000000

           Outstanding Principal Balance of the Certificates:                                                            100,000.00
           Certificate Pool Factor:                                                                                       1.0000000

(51)  Aggregate Purchase Amounts for related Collection Period:                                                               $0.00

(52)  Aggregate Amount of Realized Losses for the related Collection Period:                                            $272,470.16

(53)  Spread Account Balance after giving effect to all distributions:                                               $11,786,194.95

CASE EQUIPMENT LOAN TRUST 1998-C
$86,400,000 Class A-1 5.42% Asset Backed Notes due December 15, 1999 $250,000,000 Class A-2 5.49% Asset Backed Notes due August 15, 2002 $110,000,000 Class A-3 5.52% Asset Backed Notes due June 15, 2003
$148,350,000 Class A-4 5.61% Asset Backed Notes due April 15, 2005
  $34,125,000 Class B  6.20% Asset Backed Notes due April 15, 2005
   $21,025,000  6.20% Deferred Purchase Price
           $100,000  6.20% Asset Backed Certificates
                                                                      25-Jul-01
                                                                       09:40 PM
Prepared by  Shawn Ostrowski (262) 636-5284                   File: us98-c3.xls


                                                                                                                     898110
                                                               --------------------------------------------------------------------
NPV Data Input Section                                               31-Oct-98                30-Nov-98            05-Jul-01
                                                               --------------------------------------------------------------------
Scheduled cash flows as of the indicated cutoff date           Pool 1 (Retail) Cutoff   Pool 3 (Retail) Cutoff              Pool 1
Row 0 is total delinquent amount valued without discounting             1,575,417.93                219,386.35        5,609,059.75
                                                                       12,428,455.95              2,644,522.52        4,197,510.47
                                                                        7,371,846.12              1,584,402.47        9,740,113.98
                                                                        5,289,520.70              1,855,974.40        6,364,728.72
                                                                        5,549,122.56              1,704,737.57        2,918,989.16
                                                                        5,505,194.10              1,961,839.20        3,183,541.38
                                                                        4,841,682.97              1,921,414.50        2,262,249.41
                                                                        4,735,558.70              1,868,954.33        1,605,040.86
                                                                        7,284,400.76              2,141,734.04        1,875,425.86
                                                                        7,653,812.72              3,617,113.04        1,735,806.04
                                                                       21,545,307.93              2,351,879.43        1,580,689.44
                                                                       17,563,069.20             12,867,986.46        1,592,624.22
                                                                       13,896,057.40              8,634,128.19        1,959,803.23
                                                                        7,630,180.31              2,795,157.06        3,200,312.75
                                                                        7,333,548.54              1,931,437.32        7,381,049.17
                                                                        4,538,294.37              1,726,348.93        4,371,606.29
                                                                        4,735,598.76              1,693,724.42        1,817,677.35
                                                                        4,676,012.46              1,953,339.63        1,983,763.63
                                                                        4,279,116.05              1,847,727.58        1,289,962.47
                                                                        4,258,063.42              1,804,299.69          696,188.98
                                                                        4,834,936.67              2,020,268.67          891,553.55
                                                                        5,837,618.11              3,250,869.84          695,214.94
                                                                       18,406,951.02              2,265,861.38          587,101.31
                                                                       14,429,414.68             12,693,501.44          652,926.97
                                                                        9,799,857.01              8,518,011.39          990,875.66
                                                                        5,747,699.28              2,534,168.99        2,128,332.20
                                                                        6,646,864.59              1,826,923.92        5,091,245.73
                                                                        4,073,116.36              1,607,600.24        2,799,141.34
                                                                        4,242,598.85              1,589,325.37          863,260.24
                                                                        4,301,149.03              1,820,250.82          880,818.76
                                                                        3,931,310.80              1,696,093.38          385,972.32
                                                                        3,817,604.92              1,678,611.69          109,616.78
                                                                        4,410,871.91              1,892,656.68           88,160.02
                                                                        5,306,408.17              2,959,438.93           46,113.22
                                                                       17,223,090.60              1,977,856.42           18,586.33
                                                                       13,550,783.42             12,344,536.46           16,728.57
                                                                        8,821,655.67              8,124,445.59          111,561.24
                                                                        4,882,176.71              2,137,158.76          106,091.04
                                                                        5,611,324.84              1,494,488.17          445,240.22
                                                                        3,289,450.23              1,264,402.10           38,717.19
                                                                        3,234,177.22              1,214,337.67                0.00
                                                                        3,204,975.44              1,371,092.65           37,060.20
                                                                        2,927,498.69              1,336,450.33                0.00
                                                                        2,942,625.98              1,288,553.24                0.00
                                                                        3,391,248.11              1,535,024.03                0.00
                                                                        4,120,665.41              2,344,258.90                0.00
                                                                       14,086,732.21              1,574,209.35                0.00
                                                                        9,773,524.10             10,399,765.13                0.00
                                                                        5,934,968.38              6,707,017.01                0.00
                                                                        2,864,720.06              1,370,272.60                0.00
                                                                        3,473,332.00                914,610.17                0.00
                                                                        1,547,204.93                643,093.43                0.00
                                                                        1,532,851.50                539,291.51                0.00
                                                                        1,383,990.96                630,126.48                0.00
                                                                        1,093,526.42                647,505.70                0.00
                                                                        1,159,104.92                593,611.52                0.00
                                                                        1,490,135.83                805,506.57                0.00
                                                                        2,415,661.06              1,473,600.06                0.00
                                                                       10,473,190.48                855,709.82                0.00
                                                                        6,749,706.28              8,044,965.35                0.00
                                                                        3,600,290.25              5,281,694.34                0.00
                                                                        1,181,371.47                890,749.68                0.00
                                                                        1,317,014.18                508,368.45                0.00
                                                                          220,165.78                136,994.39                0.00
                                                                          157,479.31                 89,798.40                0.00
                                                                          254,513.22                 66,207.24                0.00
                                                                           21,238.46                 57,752.19                0.00
                                                                           22,370.17                 22,016.45                0.00
                                                                          133,181.56                 37,634.02                0.00
                                                                          118,180.66                192,217.79                0.00
                                                                          541,767.57                284,885.72                0.00
                                                                          352,439.24                449,919.50                0.00
                                                                                   -                         -                0.00
                                                                                   -                         -                0.00
                                                                                   -                         -                0.00

Total Time Balance of Scheduled Cash Flows                            393,574,995.64            183,129,817.04       82,350,460.99


                                                                         898112                    898113                898114
                                                               --------------------------------------------------------------------
NPV Data Input Section                                                     05-Jul-01                 05-Jul-01           05-Jul-01
                                                               --------------------------------------------------------------------
Scheduled cash flows as of the indicated cutoff date                          Pool 2                    Pool 3              Pool 4
Row 0 is total delinquent amount valued without discounting             2,585,629.38              2,773,460.18          639,954.02
                                                                        1,216,753.66                981,896.16          124,802.70
                                                                        1,343,494.29              1,314,220.97          339,220.36
                                                                        1,376,816.62              2,877,805.84          188,074.37
                                                                        1,119,424.53              6,247,424.53        1,060,674.12
                                                                        1,289,694.04              2,004,269.97        1,593,624.14
                                                                        1,286,424.02                948,117.08          401,465.34
                                                                        1,071,345.26                662,973.78          129,937.93
                                                                        1,225,250.97                783,312.77          116,201.97
                                                                        1,397,561.49                751,343.34          137,552.70
                                                                        1,402,460.27                825,122.79           95,569.47
                                                                          850,139.22                716,414.61          148,751.27
                                                                          824,381.07                744,092.18          111,534.75
                                                                          570,800.25                763,147.99          104,970.77
                                                                          675,653.48              1,011,537.89          318,469.73
                                                                          626,236.92              2,294,703.94          175,759.95
                                                                          514,605.43              4,957,226.26        1,038,894.73
                                                                          794,296.69              1,421,589.31        1,518,048.08
                                                                          740,372.75                637,779.08          371,463.53
                                                                          550,004.36                336,934.87           62,888.35
                                                                          591,704.27                447,119.38           70,183.83
                                                                          639,720.22                356,094.74          107,701.31
                                                                          762,503.33                412,524.66           62,347.89
                                                                          424,606.79                309,080.92          114,057.05
                                                                           29,293.64                345,699.82           64,091.08
                                                                          108,158.88                377,621.11           72,285.89
                                                                          115,736.44                665,849.56          184,808.62
                                                                           19,381.79              1,458,705.80          103,506.23
                                                                            6,214.94              3,513,674.26          972,156.18
                                                                           78,664.94                968,764.69        1,449,971.20
                                                                            6,214.94                402,114.40          291,040.87
                                                                            6,214.94                 93,571.79           38,397.90
                                                                           62,288.94                173,803.51           45,693.38
                                                                           23,623.29                 41,998.16           55,949.61
                                                                           30,510.00                 66,379.40           21,113.83
                                                                                0.00                 24,000.46           13,195.25
                                                                                0.00                 11,891.62           14,523.24
                                                                                0.00                 20,137.67            2,390.44
                                                                                0.00                108,538.89           41,333.00
                                                                                0.00                368,224.73            2,390.44
                                                                                0.00                 14,504.42          506,847.36
                                                                                0.00                      0.00           30,331.38
                                                                                0.00                      0.00                0.00
                                                                                0.00                      0.00                0.00
                                                                                0.00                      0.00                0.00
                                                                                0.00                      0.00                0.00
                                                                                0.00                      0.00                0.00
                                                                                0.00                      0.00                0.00
                                                                                0.00                      0.00                0.00
                                                                                0.00                      0.00                0.00
                                                                                0.00                      0.00                0.00
                                                                                0.00                      0.00                0.00
                                                                                0.00                      0.00                0.00
                                                                                0.00                      0.00                0.00
                                                                                0.00                      0.00                0.00
                                                                                0.00                      0.00                0.00
                                                                                0.00                      0.00                0.00
                                                                                0.00                      0.00                0.00
                                                                                0.00                      0.00                0.00
                                                                                0.00                      0.00                0.00
                                                                                0.00                      0.00                0.00
                                                                                0.00                      0.00                0.00
                                                                                0.00                      0.00                0.00
                                                                                0.00                      0.00                0.00
                                                                                0.00                      0.00                0.00
                                                                                0.00                      0.00                0.00
                                                                                0.00                      0.00                0.00
                                                                                0.00                      0.00                0.00
                                                                                0.00                      0.00                0.00
                                                                                0.00                      0.00                0.00
                                                                                0.00                      0.00                0.00
                                                                                0.00                      0.00                0.00
                                                                                0.00                      0.00                0.00
                                                                                0.00                      0.00                0.00
                                                                                0.00                      0.00                0.00

Total Time Balance of Scheduled Cash Flows                             24,366,182.05             43,233,673.53       12,942,174.26


                                  Page 1 of 14


CASE EQUIPMENT LOAN TRUST 1998-C
$86,400,000 Class A-1 5.42% Asset Backed Notes due December 15, 1999
$250,000,000 Class A-2 5.49% Asset Backed Notes due August 15, 2002
$110,000,000 Class A-3 5.52% Asset Backed Notes due June 15, 2003
$148,350,000 Class A-4 5.61% Asset Backed Notes due April 15, 2005
  $34,125,000 Class B  6.20% Asset Backed Notes due April 15, 2005
   $21,025,000  6.20% Deferred Purchase Price
           $100,000  6.20% Asset Backed Certificates

                                                   Settle Date             18-Nov-98
Prepared by  Shawn Ostrowski (262) 636-5284                                 07/25/01
Scheduled Payment Date                                                                                                 15-Jul-01
Actual Payment Date                                                                                                    16-Jul-01
Collection Period Begin Date                                                                                           06-Jun-01
Collection Period End Date                                                 31-Oct-98              30-Nov-98            05-Jul-01
Days in accrual period (30/360)                                                                                               30
Days in accrual period (ACT/360)                                                                                              31

PART I -- MONTHLY DATA INPUT

 Receipts During the Period                                                                                        $7,241,223.45

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                                                                $0.00
    Government obligors                                                                                                    $0.00
          Total Warranty Repurchases                                                                                       $0.00

Total Collections For The Period                                                                                   $7,241,223.45

    Pool Balance (Beg. of Collection Period)                                                                     $156,624,087.52
    Pool Balance (End of Collection Period)                                                                      $149,995,032.39

Total Receivables Collection                                                                                       $7,241,223.45
Negative Carry Withdrawls                                                                                                  $0.00
Yield Supplement Withdrawals                                                                                               $0.00
Spread Account Withdrawals to Pay NoteHolders                                                                              $0.00
Release from Pre-Funding Amount to Paydown A1 Principal                                                                    $0.00
Reinvestment Income (including Pre-Funding Account, Spread Account and YSA)                                           $59,711.98
Pre-Funding Account Reinvestment Income                                                                                    $0.00

    Total Distribution Amount                                                                                      $7,300,935.43

MISCELLANEOUS DATA

    TOTAL COLLATERAL
    Scheduled Amounts 30 - 59 days past due                                                                        $5,137,333.84
    Scheduled Amounts 60 days or more past due                                                                     $2,641,259.24
    Net Losses on Liquidated Receivables                                                                             $292,296.40
    Number of Loans at Beginning of Period                                                                                 8,149
    Number of Loans at End of Period                                                                                       7,972
    Repossessed Equipment not Sold or Reassigned (Beginning)                                                       $2,751,834.06
    Repossessed Equipment not Sold or Reassigned (End)                                                             $3,093,837.64

    Pre-Funding Account Reinvestment Income                                                                                $0.00


                                  Page 2 of 14

CASE EQUIPMENT LOAN TRUST 1998-C
$86,400,000 Class A-1 5.42% Asset Backed Notes due December 15, 1999
$250,000,000 Class A-2 5.49% Asset Backed Notes due August 15, 2002
$110,000,000 Class A-3 5.52% Asset Backed Notes due June 15, 2003
$148,350,000 Class A-4 5.61% Asset Backed Notes due April 15, 2005
  $34,125,000 Class B  6.20% Asset Backed Notes due April 15, 2005
   $21,025,000  6.20% Deferred Purchase Price
           $100,000  6.20% Asset Backed Certificates

Actual Payment Date                                                                                                    16-Jul-01
Collection Period Begin Date                                                                                           06-Jun-01
Collection Period End Date                                                                                             05-Jul-01

PART II -- SUMMARY

Total Principal Balance of Notes, Deferred Purchase Price and Certificates (Beginning of Period)                 $156,613,299.80
    A-1 Note Beginning Principal Balance                                                                                   $0.00
    A-2 Note Beginning Principal Balance                                                                                   $0.00
    A-3 Note Beginning Principal Balance                                                                                   $0.00
    A-4 Note Beginning Principal Balance                                                                         $127,265,535.21
    B Note Beginning Principal Balance                                                                             $8,222,764.59
    Deferred Purchase Price Beginning Principal Balance                                                           $21,025,000.00
    Certificate Beginning Principal Balance                                                                          $100,000.00

Total Principal Balance of Notes, Deferred Purchase Price and Certificates (End of Period)                       $149,984,244.67
    A-1 Note Principal Balance (End of Period)                                                                             $0.00
                                    A-1 Note Pool Factor (End of Period)                                               0.0000000
    A-2 Note Principal Balance (End of Period)                                                                             $0.00
                                    A-2 Note Pool Factor (End of Period)                                               0.0000000
    A-3 Note Principal Balance (End of Period)                                                                             $0.00
                                    A-3 Note Pool Factor (End of Period)                                               0.0000000
    A-4 Note Principal Balance (End of Period)                                                                   $120,984,505.47
                                    A-4 Note Pool Factor (End of Period)                                               0.8155342
    B Note Principal Balance (End of Period)                                                                       $7,874,739.20
                                    B Note Pool Factor (End of Period)                                                 0.2307616
    Deferred Purchase Price Principal Balance (End of Period)                                                     $21,025,000.00
                                    Deferred Purchase Price Pool Factor (End of Period)                                1.0000000
    Certificate Principal Balance (end of Period)                                                                    $100,000.00
                                    Certificate Pool Factor (endof Period)                                             1.0000000

COLLATERAL VALUE DECLINE                                                                                           $6,629,055.13
    Pool Balance (Beg. of Collection Period)                                                                     $156,624,087.52
    Pool Balance (End of Collection Period)                                                                      $149,995,032.39

Total Distribution Amount (TDA)                                                                                    $7,300,935.43
    Total Collections and Investment Income for the Period                                                         $7,300,935.43
    Negative Carry Withdrawls                                                                                              $0.00
    Yield Supplement Withdrawals                                                                                           $0.00

Principal Distribution Amount  (PDA)                                                                               $6,629,055.13

Principal Allocation to Notes, Deferred Purchase Price and Certificates                                            $6,629,055.13
    A-1 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                        $0.00
    A-2 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                        $0.00
    A-3 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                        $0.00
    A-4 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                $6,281,029.74
    B Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                    $348,025.39
    Deferred Purchase Price Principal Distributable Amount (including Carryover Shortfall)                                 $0.00
    Certificateholders' Principal Distribuatable Amount (including Carryover Shortfall)                                    $0.00

Interest Distributable Amount                                                                                        $924,898.64
    Noteholders' Interest Distributable Amount applicable to A-1 Notes                                                     $0.00
    Noteholders' Interest Distributable Amount applicable to A-2 Notes                                                     $0.00
    Noteholders' Interest Distributable Amount applicable to A-3 Notes                                                     $0.00
    Noteholders' Interest Distributable Amount applicable to A-4 Notes                                               $594,966.38
    Noteholders' Interest Distributable Amount applicable to B Notes                                                  $42,484.28
    Deferred Purchase Price Interest Distributable Amount                                                            $286,087.27
    Certificateholders'  Interest Distributable Amount                                                                 $1,360.71

Spread Account
    Beginning Spread Account Balance                                                                              $12,933,866.01
    Deposit to Spread Account from Pre-Funding Account                                                                     $0.00
    Deposit to Spread Account from Excess Collections over Distributions                                              $34,262.97
    Distribution from Spread Account for Interest / Principal Shortfall                                                    $0.00

    Specified Spread Account Balance                                                                              $13,000,215.75
    Ending Spread Account Balance (after distributions)                                                           $12,968,128.98

Credit Enhancement                                                                                                         8.65%
    Spread account % of Ending Pool Balance                                                                                8.65%
    Overcollateralization % of Ending Pool Balance                                                                         0.01%

Scheduled Amounts 30 - 59 days past due                                                                            $5,137,333.84
                                    as % of Ending Pool Balance                                                            3.43%
Scheduled Amounts 60 days or more past due                                                                         $2,641,259.24
                                    as % of Ending Pool Balance                                                            1.76%
Net Losses on Liquidated Receivables                                                                                 $292,296.40
                                    as % of Ending Pool Balance                                                            0.19%


                                  Page 3 of 14

    PART III -- SERVICING CALCULATIONS                                                                                 16-Jul-01

    1.  SOURCES AND USES OF COLLECTION ACCOUNT BALANCE              Pool 1 (Retail) Cutoff Pool 3 (Retail) Cutoff          Pool 1


    Wtd. Avg. APR                                                                8.689%                8.577%              8.689%
    Contract Value (Beg. of Collection Period), by origination pool                                                $78,996,803.14
    Contract Value  (End of Collection Period), by origination pool     $327,736,982.68       $149,354,402.32      $76,036,197.80
                                                                        ----------------      ----------------     --------------
    Contract Value Decline                                                                                          $2,960,605.34
                                                                                                                            3.75%
    Initial Pool Balance                                                                                          $650,010,787.72
    Pool Balance (End of Collection Period)                                                                       $149,995,032.39

    Collections and Investment Income for the period                                                                $7,300,935.43
    Negative Carry Withdrawls                                                                                               $0.00
    Yield Supplement Withdrawals                                                                                            $0.00

    Total Distribution Amount (TDA)                                                                                 $7,300,935.43
    Principal Distribution Amount  (PDA)                                                                            $6,629,055.13

    Initial B Percentage                                                                                                   5.250%
    Unscheduled Principal (per pool)                                                                                        $0.00
    Total Unscheduled Principal                                                                                             $0.00


    PART III -- SERVICING CALCULATIONS

    1.  SOURCES AND USES OF COLLECTION ACCOUNT BALANCE                             Pool 2                 Pool 3           Pool 4


    Wtd. Avg. APR                                                                  8.689%                 8.577%           8.504%
    Contract Value (Beg. of Collection Period), by origination pool        $24,754,794.24         $40,879,045.46   $11,993,444.68
    Contract Value  (End of Collection Period), by origination pool        $22,812,878.73         $39,556,038.12   $11,589,917.74
                                                                          ---------------        ---------------   --------------
    Contract Value Decline                                                  $1,941,915.51          $1,323,007.34      $403,526.94
                                                                                    7.84%                  3.24%            3.36%
    Initial Pool Balance
    Pool Balance (End of Collection Period)

    Collections and Investment Income for the period
    Negative Carry Withdrawls
    Yield Supplement Withdrawals

    Total Distribution Amount (TDA)
    Principal Distribution Amount  (PDA)

    Initial B Percentage
    Unscheduled Principal (per pool)                                                $0.00                  $0.00            $0.00
    Total Unscheduled Principal


                                  Page 4 of 14

    2.  CALCULATION OF DISTRIBUTABLE AMOUNTS

    Principal Distributable Amount                                                                                  6,629,055.13

    A-1 Note Beginning Principal Balance                                                                                   $0.00
    A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                                       $0.00
    A-1 Noteholders' Share of the Principal Distribution Amount                                                            0.00%
    Preliminary A-1 Noteholders' Principal Distributable Amount (including One-Time Excess Prefund Acct. Pmt.)             $0.00
    One-Time Excess Prefunding Account Payment                                                                             $0.00
    A-1 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                        $0.00

    Principal Distributable Amount Remaining                                                                       $6,629,055.13

    A-2 Note Beginning Principal Balance                                                                                   $0.00
    A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                                       $0.00
    A-2 Noteholders' Share of the Principal Distribution Amount                                                            0.00%
    A-2 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                        $0.00

    Principal Distributable Amount Remaining                                                                       $6,629,055.13

    A-3 Note Beginning Principal Balance                                                                                   $0.00
    A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                                       $0.00
    A-3 Noteholders' Share of the Principal Distribution Amount                                                            0.00%
    A-3 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                        $0.00

    Principal Distributable Amount Remaining                                                                       $6,629,055.13

    A-4 Note Beginning Principal Balance                                                                         $127,265,535.21
    A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                                                       $0.00
    A-4 Noteholders' Share of the Principal Distribution Amount                                                           94.75%
    A-4 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                $6,281,029.74

    Principal Distributable Amount Remaining                                                                         $348,025.39

    B Note Beginning Principal Balance                                                                             $8,222,764.59
    B Noteholders' Principal Carryover Shortfall (Previous Period)                                                         $0.00
    B Noteholders' Share of the Principal Distribution Amount                                                              5.25%
    B Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                    $348,025.39

    Principal Distributable Amount Remaining                                                                               $0.00

    Deferred Purchase Price Beginning Principal Balance                                                           $21,025,000.00
    Deferred Purchase Price Principal Carryover Shortfall (Previous Period)                                                $0.00
    Deferred Purchase Price Share of the Principal Distribution Amount                                                     0.00%
    Deferred Purchase Price Principal Distributable Amount (including Carryover Shortfall)                                 $0.00

    Certificate Purchase Price Beginning Principal Balance                                                           $100,000.00
    Certificateholders' Principal Carryover Shortfall (Previous Period)                                                    $0.00
    Certificateholders' Share of the Principal Distribution Amount                                                         0.00%
    Certificateholders' Principal Distributable Amount (including Carryover Shortfall)                                     $0.00

    Interest Accrued on Class A-1 Notes this period                          5.4200%                                       $0.00
    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                                    $0.00
    Interest Due (in Arrears) on above Shortfall                                                                           $0.00
    Noteholders' Interest Distributable Amount applicable to A-1 Notes                                                     $0.00

    Interest Accrued on Class A-2 Notes this period                          5.4900%                                       $0.00
    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                                    $0.00
    Interest Due (in Arrears) on above Shortfall                                                                           $0.00
    Noteholders' Interest Distributable Amount applicable to A-2 Notes                                                     $0.00

    Interest Accrued on Class A-3 Notes this period                          5.5200%                                       $0.00
    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                                    $0.00
    Interest Due (in Arrears) on above Shortfall                                                                           $0.00
    Noteholders' Interest Distributable Amount applicable to A-3 Notes                                                     $0.00

    Interest Accrued on Class A-4 Notes this period                          5.6100%                                 $594,966.38
    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes                                    $0.00
    Interest Due (in Arrears) on above Shortfall                                                                           $0.00
    Noteholders' Interest Distributable Amount applicable to A-4 Notes                                               $594,966.38

    Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                                                $594,966.38
    Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                                    $0.00
    Interest Due (in Arrears) on above Shortfall                                                                           $0.00
    Offered Noteholders' Interest Distributable Amount                                                               $594,966.38

    Interest Accrued on Class B Notes this period                            6.2000%                                  $42,484.28
    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                                      $0.00
    Interest Due (in Arrears) on above Shortfall                                                                           $0.00
    Noteholders' Interest Distributable Amount applicable to B Notes                                                  $42,484.28

    Interest Accrued on Deferred Purchase Price this period                  6.2000%                                 $108,629.17
    Deferred Purchase Price Interest Carryover Shortfall (Previous Period)                                           $176,545.95
    Interest Due (in Arrears) on Above Shortfall                                                                         $912.15
    Deferred Purchase Price Interest Distributable Amount                                                            $286,087.27

    Interest Accrued on Certificates this period                             6.2000%                                     $516.67
    Certificateholders' Interest Carryover Shortfall (Previous Period)                                                   $839.70
    Interest Due (in Arrears) on Above Shortfall                                                                           $4.34
    Certificateholders' Interest Distributable Amount                                                                  $1,360.71


                                  Page 5 of 14


    3.  ALLOCATION OF DISTRIBUTION AMOUNTS

    a. Total Distribution Amount (TDA)                                                                             $7,300,935.43

    Administration Fee Shortfall (Previous Period)                                                                         $0.00
    Administration Fee Accrued during this Period                            $500.00                                     $166.67
    Administration Fee Paid this Period from TDA                                                                         $166.67
    Administration Fee Shortfall                                                                                           $0.00

    Total Distribution Amount Remaining                                                                            $7,300,768.76

    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                                    $0.00
    Interest Due (in Arrears) on above Shortfall                                                                           $0.00
    Interest Accrued on Class A-1 Notes this period                                                                        $0.00
    Noteholders' Interest applicable to A-1 Notes Paid this Period from TDA                                                $0.00
    Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                         $0.00

    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                                    $0.00
    Interest Due (in Arrears) on above Shortfall                                                                           $0.00
    Interest Accrued on Class A-2 Notes this period                                                                        $0.00
    Noteholders' Interest applicable to A-2 Notes Paid this Period from TDA                                                $0.00
    Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                         $0.00

    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                                    $0.00
    Interest Due (in Arrears) on above Shortfall                                                                           $0.00
    Interest Accrued on Class A-3 Notes this period                                                                        $0.00
    Noteholders' Interest applicable to A-3 Notes Paid this Period from TDA                                                $0.00
    Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                         $0.00

    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes                                    $0.00
    Interest Due (in Arrears) on above Shortfall                                                                           $0.00
    Interest Accrued on Class A-4 Notes this period                                                                  $594,966.38
    Noteholders' Interest applicable to A-4 Notes Paid this Period from TDA                                          $594,966.38
    Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                         $0.00

    Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                                    $0.00
    Interest Due (in Arrears) on above Shortfall                                                                           $0.00
    Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                                                $594,966.38
    Offered Noteholders' Interest Paid this Period from TDA                                                          $594,966.38
    Preliminary A Noteholders' Interest Carryover Shortfall (Current Period)                                               $0.00

    Total Distribution Amount Remaining                                                                            $6,705,802.38

    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                                      $0.00
    Interest Due (in Arrears) on above Shortfall                                                                           $0.00
    Interest Accrued on B Notes this period                                                                           $42,484.28
    Noteholders' Interest applicable to B Notes Paid this Period from TDA                                             $42,484.28
    Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                           $0.00

    Total Distribution Amount Remaining                                                                            $6,663,318.10

    A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                                       $0.00
    A-1 Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                                 $0.00
    A-1 Noteholders' Principal Distributable Amount Paid from TDA                                                          $0.00
    Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                            $0.00

    Total Distribution Amount Remaining                                                                            $6,663,318.10

    A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                                       $0.00
    A-2 Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                                 $0.00
    A-2 Noteholders' Principal Distributable Amount Paid from TDA                                                          $0.00
    Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                            $0.00

    Total Distribution Amount Remaining                                                                            $6,663,318.10

    A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                                       $0.00
    A-3 Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                                 $0.00
    A-3 Noteholders' Principal Distributable Amount Paid from TDA                                                          $0.00
    Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                            $0.00

    Total Distribution Amount Remaining                                                                            $6,663,318.10

    A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                                                       $0.00
    A-4 Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                         $6,281,029.74
    A-4 Noteholders' Principal Distributable Amount Paid from TDA                                                  $6,281,029.74
    Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                            $0.00

    Total Distribution Amount Remaining                                                                              $382,288.36

    B Noteholders' Principal Carryover Shortfall (Previous Period)                                                         $0.00
    B Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                             $348,025.39
    B Noteholders' Principal Distributable Amount Paid from TDA                                                      $348,025.39
    Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                              $0.00

    Total Excess Distribution Amount Remaining                                                                        $34,262.97

    4.  RECONCILIATION OF PRE-FUNDING ACCOUNT

    Beginning Pre-Funding Account Balance                                                                                  $0.00

    New Collateral Purchased                                                                                               $0.00
    Deposit to Spread Account                                                  2.00%                                       $0.00
    Deposit to Yield Supplement Account                                                                                    $0.00
                                                                                                                           -----
    Payment to Seller                                                                                                      $0.00
    Payment to Class A-1 after Funding is Complete                                                                         $0.00

    Ending Pre-Funding Account Balance                                                                                     $0.00

    Excess Pre-Funded Amount/(Payment to Sellers)                                                                          $0.00

    Adjusted Ending Pre-Funding Account Balance                                                                            $0.00


                                  Page 6 of 14

    5.  RECONCILIATION OF NEGATIVE CARRY ACCOUNT

    Beginning Negative Carry Account Balance                                                                               $0.00
    Negative Carry                                                                                                     3.052000%
    Number of Days Remaining                                                                                              0 days

    Pre-Funded Percentage                                                                                                 0.000%
    Negative Carry Withdrawls                                                                                              $0.00
    Cumulative Negative Carry Withdrawls                                                                             $593,232.45
    Maximum Negative Carry Amount                                                                                          $0.00
    Required Negative Carry Account Balance                                                                                $0.00
    Interim Ending Negative Carry Account Balance                                                                          $0.00
    Negative Carry Amount Released to Seller                                                                               $0.00

    Ending Negative Carry Account Balance                                                                                  $0.00

    6.  RECONCILATION OF YIELD SUPPLEMENT ACCOUNT

    Beginning Yield Supplement Account Balance                                                                             $0.00
    Deposit to Yield Supplement Account from Pre-Funding Account                                                           $0.00
    Receivables Percentage                                                                                               100.00%
    Withdrawal of Yield Supplement Amount                                                                                  $0.00
    Maximum Yield Supplement Amount                                                                                        $0.00
    Required Yield Supplement Amount                                                                                       $0.00
    Interim Yield Supplement Account Balance                                                                               $0.00
    Yield Supplement Amount Released to Seller                                                                             $0.00

    Ending Yield Supplement Account Balance                                                                                $0.00


                                  Page 7 of 14


    7.  DISTRIBUTIONS FROM SPREAD ACCOUNT

    Beginning Spread Account Balance                                                                              $12,933,866.01
    Deposit to Spread Account from Pre-Funding Account                                                                     $0.00
    Deposit to Spread Account from Excess Collections over Distributions                                              $34,262.97

    Distribution from Spread Account to Noteholders' Distr. Account                                                        $0.00
    Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                  $0.00
    Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                  $0.00
    Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                  $0.00
    Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                  $0.00
    Remaining Distributed Spread Account Amount to Noteholders' Distr. Account                                             $0.00

    Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                    $0.00

    Remaining Distributed Spread Account Amount to Noteholders' Distr. Account                                             $0.00
    Adj to Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                     $0.00
    Adj to Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                     $0.00
    Adj to Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                     $0.00
    Adj to Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                     $0.00

    Remaining Distributed Spread Account Amount to Noteholders' Distr. Account                                             $0.00
    Adj to Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                       $0.00

    Preliminary Spread Account Balance Remaining                                                                  $12,968,128.98

    Cumulative Realized Losses since 31-July-98 (Cut-off Date)                                                    $11,792,928.64
    Are Cum. Realized Losses > 2.25% of Initial Pool Balance?                                               NO
    12*(Realized Losses during Collection Period) + Repos at end of Collection Period                              $6,601,394.44
    Is 12*Realized Losses + Unliq. Repos > 1.65% of Beg. Pool Balance?                                      YES
    60 day or > Delinquent Scheduled Amounts                                                                       $2,641,259.24
    Are 60 day or > Delinquencies > 2.25% of Ending Pool Balance?                                           NO
    Are any of the three conditions "YES"?                                                                  YES

    Preliminary A-1 Note Principal Balance (End of Period)                                                                 $0.00
    Preliminary A-2 Note Principal Balance (End of Period)                                                                 $0.00
    Preliminary A-3 Note Principal Balance (End of Period)                                                                 $0.00
    Preliminary A-4 Note Principal Balance (End of Period)                                                       $120,984,505.47
    Preliminary B Note Principal Balance (End of Period)                                                           $7,874,739.20
    Preliminary Total Principal Balance of Notes  (End of Period)                                                $128,859,244.67

    Specified Spread Account Balance                                                                               13,000,215.75
    Lesser of:
    (a) 2.00% of the Initial Pool Balance                                      2.00%                               13,000,215.75

    (b) the Note Balance                                                                                          128,859,244.67

    Preliminary Spread Account Balance Remaining                                                                  $12,968,128.98
    Preliminary Excess Amount in Spread Account                                                                            $0.00
    Preliminary Shortfall Amount in Spread Account                                                                    $32,086.77

    Deposit to Spread Account from Remaing Excess Distribution                                                        $34,262.97

    Spread Account Excess                                                                                                  $0.00

    Ending Spread Account Balance (after distributions)                                                           $12,968,128.98
    Net Change in Spread Account Balance                                                                              $34,262.97

    Total Excess Distribution Amount Remaining                                                                             $0.00

    Deferred Purchase Price Interest Carryover Shortfall (Previous Period)                                           $176,545.95
    Interest Due (in Arrears) on Above Shortfall                                                                         $912.15
    Interest Accrued on Deferred Purchase Price this period                                                          $108,629.17
    Deferred Purchase Price Interest Paid from Excess Distribution                                                         $0.00
    Preliminary Deferred Purchase Price Interest Carryover Shortfall (Current Period)                                $286,087.27

    Certificateholders' Interest Carryover Shortfall (Previous Period)                                                   $839.70
    Interest Due (in Arrears) on Above Shortfall                                                                           $4.34
    Interest Accrued on Certificates this period                                                                         $516.67
    Certificateholders' Interest Paid from Excess Distribution                                                             $0.00
    Certificateholders' Interest Carryover Shortfall (Current Period)                                                  $1,360.71

    Total Excess Distribution Amount Remaining                                                                             $0.00

    Deferred Purchase Price Principal Carryover Shortfall (Previous Period)                                                $0.00
    Deferred Purchase Price Principal Distributable Amount current period (including Carryover Shortfall)                  $0.00
    Deferred Purchase Price Principal Distributable Amount Paid from Fixed and Floating Rate Excess Distrbution            $0.00
    Preliminary Deferred Purchase Price Principal Carryover Shortfall (Current Period)                                     $0.00

    Certificateholders' Principal Carryover Shortfall (Previous Period)                                                    $0.00
    Certificateholders' Principal Distributable Amount current period (including Carryover Shortfall)                      $0.00
    Certificateholders' Principal Distributable Amount Paid from Fixed and Floating Rate Excess Distrbution                $0.00
    Preliminary Certificateholders' Principal Carryover Shortfall (Current Period)                                         $0.00

    Total Excess Distribution Amount Remaining                                                                             $0.00

    Servicing Fee Shortfall (Previous Period)                                                                      $2,014,314.80
    Servicing Fees Accrued during this Period                                  1.00%                                 $130,520.07
    Adjustment to Servicing Fee                                                                                            $0.00
    Adjustment to Excess Distribution Amount Remaining                                                                     $0.00
    Servicing Fees Paid this Period from Excess Distribution                                                               $0.00
    Servicing Fee Shortfall                                                                                        $2,144,834.87

    Total Excess Distribution Amount Remaining                                                                             $0.00


                                  Page 8 of 14

    8.  ENDING BALANCES

    Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                                     $0.00
    Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                                     $0.00
    Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                                     $0.00
    Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                                     $0.00
    Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                                       $0.00
    A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                                        $0.00
    A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                                        $0.00
    A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                                        $0.00
    A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                                        $0.00
    B Noteholders' Principal Carryover Shortfall (Current Period)                                                          $0.00
    Deferred Purchase Price Interest Carryover Shortfall  (Current Period)                                           $286,087.27
    Deferred Purchase Price Principal Carryover Shortfall  (Current Period)                                                $0.00
    Certificateholders' Interest Carryover Shortfall  (Current Period)                                                 $1,360.71
    Certificateholders' Principal Carryover Shortfall  (Current Period)                                                    $0.00

    A-1 Note Principal Balance (End of Period)                                                                             $0.00
    A-2 Note Principal Balance (End of Period)                                                                             $0.00
    A-3 Note Principal Balance (End of Period)                                                                             $0.00
    A-4 Note Principal Balance (End of Period)                                                                   $120,984,505.47
    B Note Principal Balance (End of Period)                                                                       $7,874,739.20
    Deferred Purchase Price Principal Balance (End of Period)                                                     $21,025,000.00
    Certificate Principal Balance (end of Period)                                                                    $100,000.00
    Total Principal Balance of Notes, Deferred Purchase Price and Certificates (End of Period)                   $149,984,244.67

    A-1 Note Pool Factor (End of Period)                              $86,400,000.00                                   0.0000000
    A-2 Note Pool Factor (End of Period)                             $250,000,000.00                                   0.0000000
    A-3 Note Pool Factor (End of Period)                             $110,000,000.00                                   0.0000000
    A-4 Note Pool Factor (End of Period)                             $148,350,000.00                                   0.8155342
    B Note Pool Factor (End of Period)                                $34,125,000.00                                   0.2307616
    Deferred Purchase Price Pool Factor (End of Period)               $21,025,000.00                                   1.0000000
    Certificate Pool Factor (endof Period)                               $100,000.00                                   1.0000000
    Total Notes, Deferred Purchase Price & Certificates Pool Factor (End of Period)                                    0.2307450

    Specified Spread Account Balance (after all distributions and adjustments)                                    $12,968,128.98

    Yield Supplement Account Balance (after alldistributions and adjustment):                                              $0.00


                                  Page 9 of 14

CASE EQUIPMENT LOAN TRUST 1998-C
STATEMENT TO NOTEHOLDERS

$86,400,000 Class A-1 5.42% Asset Backed Notes due December 15, 1999
$250,000,000 Class A-2 5.49% Asset Backed Notes due August 15, 2002 $110,000,000
Class A-3 5.52% Asset Backed Notes due June 15, 2003 $148,350,000 Class A-4
5.61% Asset Backed Notes due April 15, 2005
  $34,125,000 Class B  6.20% Asset Backed Notes due April 15, 2005
   $21,025,000  6.20% Deferred Purchase Price
           $100,000  6.20% Asset Backed Certificates

Payment Date:                                                                                                          16-Jul-01

(1)  Amount of principal being paid on the Notes:

    (a)  A-1 Notes:                                                                                                        $0.00
           per $1,000 original principal amount:                                                                           $0.00

    (b)   A-2 Notes:                                                                                                       $0.00
            per $1,000 original principal amount:                                                                          $0.00

    (c)   A-3 Notes:                                                                                                       $0.00
            per $1,000 original principal amount:                                                                          $0.00

    (d)   A-4 Notes:                                                                                               $6,281,029.74
            per $1,000 original principal amount:                                                                         $42.34

    (e)   B Notes:                                                                                                   $348,025.39
            per $1,000 original principal amount:                                                                         $10.20

    (f)   Total                                                                                                    $6,629,055.13

(2) Interest Paid on the Notes

    (a)  A-1 Notes:                                                                                                        $0.00
           per $1,000 original principal amount:                                                                           $0.00

    (b)   A-2 Notes:                                                                                                       $0.00
            per $1,000 original principal amount:                                                                          $0.00

    (c)  A-3 Notes:                                                                                                        $0.00
           per $1,000 original principal amount:                                                                           $0.00

    (d)  A-4 Notes:                                                                                                  $594,966.38
           per $1,000 original principal amount:                                                                           $4.01

    (e)  B Notes:                                                                                                     $42,484.28
            per $1,000 original principal amount:                                                                          $1.24

    (f)   Total                                                                                                      $637,450.66

(3) Pool Balance at the end of the related Collection Period                                                     $149,995,032.39

(4)  After giving effect to distributions on current Payment Date:

    (a) (i)  outstanding principal amount of A-1 Notes:                                                                    $0.00
         (ii)  A-1 Note Pool Factor:                                                                                   0.0000000

    (b) (i)  outstanding principal amount of A-2 Notes:                                                                    $0.00
         (ii)  A-2 Note Pool Factor:                                                                                   0.0000000

    (c) (i)  outstanding principal amount of A-3 Notes:                                                                    $0.00
         (ii)  A-3 Note Pool Factor:                                                                                   0.0000000

    (d) (i)  outstanding principal amount of A-4 Notes:                                                          $120,984,505.47
         (ii)  A-4 Note Pool Factor:                                                                                   0.8155342

    (e) (i)  outstanding principal amount of B Notes:                                                              $7,874,739.20
         (ii)  B Note Pool Factor:                                                                                     0.2307616

    (f) (i)  Deferred Purchase Price Balance                                                                      $21,025,000.00
         (ii)  Deferred Purchase Price Pool Factor:                                                                    1.0000000

    (g) (i)  Certificate Balance                                                                                     $100,000.00
         (ii)  Certificate Pool Factor:                                                                               1.00000000

(5)  Amount of Servicing Fee:                                                                                              $0.00
         per $1,000 Beginning of Collection Period:                                                                   0.00000000

(6)  Amount of Administration Fee:                                                                                       $166.67
         per $1,000 Beginning of Collection Period:                                                                   0.00210979

(7)  Aggregate Purchase Amounts for Collection Period:                                                                     $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                                         $292,296.40

(9)  Amount in Spread Account:                                                                                    $12,968,128.98

(10)  Amount in Pre-Funding Account:                                                                                       $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                                      NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                                    $0.00

(13)  Amount in Yield Supplement Account:                                                                                  $0.00


                                 Page 10 of 14

CASE EQUIPMENT LOAN TRUST 1998-C
STATEMENT TO CERTIFICATEHOLDERS

$86,400,000 Class A-1 5.42% Asset Backed Notes due December 15, 1999
$250,000,000 Class A-2 5.49% Asset Backed Notes due August 15, 2002
$110,000,000 Class A-3 5.52% Asset Backed Notes due June 15, 2003
$148,350,000 Class A-4 5.61% Asset Backed Notes due April 15, 2005
  $34,125,000 Class B  6.20% Asset Backed Notes due April 15, 2005
   $21,025,000  6.20% Deferred Purchase Price
           $100,000  6.20% Asset Backed Certificates

Payment Date:                                                                                                          16-Jul-01

(1)  Amount of principal being paid or distributed:

    (a)  A-1 Notes:                                                                                                        $0.00
           per $1,000 original principal amount:                                                                           $0.00

    (b)  A-2 Notes:                                                                                                        $0.00
           per $1,000 original principal amount:                                                                           $0.00

    (c)  A-3 Notes:                                                                                                        $0.00
           per $1,000 original principal amount:                                                                           $0.00

    (d)  A-4 Notes:                                                                                                $6,281,029.74
           per $1,000 original principal amount:                                                                          $42.34

    (e)  B Notes:                                                                                                    $348,025.39
           per $1,000 original principal amount:                                                                          $10.20

    (f)  Deferred Purchase Price:                                                                                          $0.00
           per $1,000 original principal amount:                                                                           $0.00

    (g)  Certificates:                                                                                                      0.00
           per $1,000 original principal amount:                                                                           $0.00

    (h)  Total:                                                                                                      $348,025.39

(2)   Amount of interest being paid or distributed:

    (a)  A-1 Notes:                                                                                                        $0.00
           per $1,000 original principal amount:                                                                           $0.00

    (b)  A-2 Notes:                                                                                                        $0.00
           per $1,000 original principal amount:                                                                           $0.00

    (c)  A-3 Notes:                                                                                                        $0.00
           per $1,000 original principal amount:                                                                           $0.00

    (d)  A-4 Notes:                                                                                                  $594,966.38
           per $1,000 original principal amount:                                                                           $4.01

    (e)  B Notes:                                                                                                     $42,484.28
           per $1,000 original principal amount:                                                                           $1.24

    (f)  Deferred Purchase Price:                                                                                          $0.00
           per $1,000 original principal amount:                                                                           $0.00

    (g)  Certificates:                                                                                                     $0.00
           per $1,000 original principal amount:                                                                           $0.00

    (h)  Total:                                                                                                      $637,450.66

(3)  Pool Balance at end of related Collection Period:                                                           $149,995,032.39

(4)  After giving effect to distributions on this Payment Date:

    (a) (i)  outstanding principal amount of A-1 Notes:                                                                    $0.00
         (ii)  A-1 Note Pool Factor:                                                                                   0.0000000

    (b) (i)  outstanding principal amount of A-2 Notes:                                                                    $0.00
         (ii)  A-2 Note Pool Factor:                                                                                   0.0000000

    (c) (i)  outstanding principal amount of A-3 Notes:                                                                    $0.00
         (ii)  A-3 Note Pool Factor:                                                                                   0.0000000

    (d) (i)  outstanding principal amount of A-4 Notes:                                                          $120,984,505.47
         (ii)  A-4 Note Pool Factor:                                                                                   0.8155342

    (e) (i)  outstanding principal amount of B Notes:                                                              $7,874,739.20
         (ii)  C Note Pool Factor:                                                                                     0.2307616

    (f) (i)  Deferred Purchase Price Balance                                                                      $21,025,000.00
         (ii)  Certificate Pool Factor:                                                                                1.0000000

    (g) (i)  Certificate Balance                                                                                      100,000.00
         (ii)  Certificate Pool Factor:                                                                                1.0000000

(5)  Amount of Servicing Fee:                                                                                              $0.00
         per $1,000 Beginning of Collection Period:                                                                    0.0000000

(6)  Amount of Administration Fee:                                                                                       $166.67
         per $1,000 Beginning of Collection Period:                                                                    0.0021098

(7)  Aggregate Purchase Amounts for Collection Period:                                                                     $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                                         $292,296.40

(9)  Amount in Spread Account:                                                                                    $12,968,128.98

(10)  Amount in Pre-Funding Account:                                                                                       $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                                      NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                                    $0.00

(13)  Amount in Yield Supplement Account:                                                                                  $0.00


                                 Page 11 of 14


CASE EQUIPMENT LOAN TRUST 1998-C
PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

$86,400,000 Class A-1 5.42% Asset Backed Notes due December 15, 1999
$250,000,000 Class A-2 5.49% Asset Backed Notes due August 15, 2002
$110,000,000 Class A-3 5.52% Asset Backed Notes due June 15, 2003
$148,350,000 Class A-4 5.61% Asset Backed Notes due April 15, 2005
  $34,125,000 Class B  6.20% Asset Backed Notes due April 15, 2005
   $21,025,000  6.20% Deferred Purchase Price
           $100,000  6.20% Asset Backed Certificates


Payment Date:                                                                                                          16-Jul-01

(1)  Payment of Administration Fee to Administrator:                                                                     $166.67

(2)  Offered Noteholders' Interest Distributable Amount
        deposited into Note Distribution Account:                                                                    $637,450.66

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:                                                          $6,629,055.13

(4)  Deferred Purchase Price Interest Distributable Amount to be
        deposited into Deferred Purchase Price Distribution Account:                                                       $0.00

(5)  Deferred Purchase Price Principal Distributable Amount to be
        deposited into Deferred Purchase Price Distribution Account:                                                       $0.00

(6)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                                           $0.00

(7)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                                           $0.00

(8)  Payment of Servicing Fee to Servicer:                                                                                 $0.00

(9) Release to Seller from Excess Collections over Distributions                                                           $0.00

Check for Error                                                                                             NO ERROR
Sum of Above Distributions                                                                                  $7,300,935.43
Total Distribution Amount plus Releases to Seller                                                           $7,300,935.43


                                 Page 12 of 14

CASE EQUIPMENT LOAN TRUST 1998-C
SERVICER'S CERTIFICATE

$86,400,000 Class A-1 5.42% Asset Backed Notes due December 15, 1999
$250,000,000 Class A-2 5.49% Asset Backed Notes due August 15, 2002
$110,000,000 Class A-3 5.52% Asset Backed Notes due June 15, 2003
$148,350,000 Class A-4 5.61% Asset Backed Notes due April 15, 2005
  $34,125,000 Class B  6.20% Asset Backed Notes due April 15, 2005
   $21,025,000  6.20% Deferred Purchase Price
           $100,000  6.20% Asset Backed Certificates


Payment Date:                                                                                                          16-Jul-01
(1)  Total Distribution Amount:                                                                                    $7,300,935.43

(2)  Administration Fee:                                                                                                 $166.67

(3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                                                   $0.00

(4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                                                    $0.00

(5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                                                   $0.00

(6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                                                    $0.00

(7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:                                                   $0.00

(8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                                                    $0.00

(9)  Noteholders' Interest Distributable Amount applicable to A-4 Notes:                                             $594,966.38

(10)  Noteholders' Interest Carryover Shortfall applicable to A-4 Notes:                                                   $0.00

(11)  Noteholders' Interest Distributable Amount applicable to b Notes:                                               $42,484.28

(12)  Noteholders' Interest Carryover Shortfall applicable to B Notes:                                                     $0.00

(13)  Offered Noteholders' Interest Distributable Amount'                                                            $637,450.66
        deposited into Note Distribution Account:

(14)  A-1 Noteholders' Monthly Principal Distributable Amount:                                                             $0.00

(15)  % of Fixed Rate Principal Distribution Amount applicable to A-1 Noteholders                                          0.00%

(16)  A-1 Noteholders' Principal Carryover Shortfall:                                                                      $0.00

(17)  A-1 Noteholders' Principal Distributable Amount:                                                                     $0.00

(18)  A-2 Noteholders' Monthly Principal Distributable Amount:                                                             $0.00

(19)  % of Fixed Rate Principal Distribution Amount applicable to A-2 Noteholders                                          0.00%

(20)  A-2 Noteholders' Principal Carryover Shortfall:                                                                      $0.00

(21)  A-2 Noteholders' Principal Distributable Amount:                                                                     $0.00

(22)  A-3 Noteholders' Monthly Principal Distributable Amount:                                                             $0.00

(23)  % of Fixed Rate Principal Distribution Amount applicable to A-3 Noteholders                                          0.00%

(24)  A-3 Noteholders' Principal Carryover Shortfall:                                                                      $0.00

(25)  A-3 Noteholders' Principal Distributable Amount:                                                                     $0.00

(26)  A-4 Noteholders' Monthly Principal Distributable Amount:                                                     $6,281,029.74

(27)  % of Fixed Rate Principal Distribution Amount applicable to A-4 Noteholders                                         94.75%

(28)  A-4 Noteholders' Principal Carryover Shortfall:                                                                      $0.00

(29)  A-4 Noteholders' Principal Distributable Amount:                                                             $6,281,029.74

(30)  B Noteholders' Monthly Principal Distributable Amount:                                                         $348,025.39

(31)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to B Noteholders                            5.25%

(32)  B Noteholders' Principal Carryover Shortfall:                                                                        $0.00

(33)  B Noteholders' Principal Distributable Amount:                                                                 $348,025.39

(34)  Noteholders' Principal Distribution Amount:                                                                  $6,629,055.13

(35)  Noteholders' Distributable Amount:                                                                           $7,266,505.79


                                 Page 13 of 14

(36)  Deposit to Spread Account (from excess collections):                                                            $34,262.97

(37)  Specified Spread Account Balance (after all distributions and adjustments) :                                $13,000,215.75
    The Lesser of:

    (a) 2.00% of the Initial Pool Balance                                                                         $13,000,215.75


    (b) the Note Balance                                                                                         $128,859,244.67

(38)  Spread Account Balance over the Specified Spread Account Balance:                                                    $0.00

(39)  Deffered Purchase Price Interest Distribution Amount:                                                                $0.00

(40)  Deffered Purchase Price Interest Carryover Shortfall:                                                          $286,087.27

(41)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to Deffered Purchase Price                  0.00%

(42) Deffered Purchase Price Principal Distributable Amount applicable to current period                                   $0.00

(43)  Deffered Purchase Price Principal Carryover Shortfall:                                                               $0.00

(44)  Deffered Purchase Price Principal Distribution Amount:                                                               $0.00

(45)  Deffered Purchase Price Distribution Amount:                                                                         $0.00

(39)  Certificateholders' Interest Distribution Amount:                                                                    $0.00

(40)  Certificateholders' Interest Carryover Shortfall:                                                                $1,360.71

(41)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to Certificates                             0.00%

(42) Certificates Principal Distributable Amount applicable to current period                                              $0.00

(43)  Certificates Principal Carryover Shortfall:                                                                          $0.00

(44)  Certificates Principal Distribution Amount:                                                                          $0.00

(45)  Certificates Distribution Amount:                                                                                    $0.00

(46)  Servicing Fee:                                                                                                       $0.00


CASE EQUIPMENT LOAN TRUST 1998-C
SERVICER'S CERTIFICATE

$86,400,000 Class A-1 5.42% Asset Backed Notes due December 15, 1999
$250,000,000 Class A-2 5.49% Asset Backed Notes due August 15, 2002
$110,000,000 Class A-3 5.52% Asset Backed Notes due June 15, 2003
$148,350,000 Class A-4 5.61% Asset Backed Notes due April 15, 2005
  $34,125,000 Class B  6.20% Asset Backed Notes due April 15, 2005
   $21,025,000  6.20% Deferred Purchase Price
           $100,000  6.20% Asset Backed Certificates

Payment Date:                                                                                                          00-Jan-00

(47)  Excess Amounts Distributed To Seller:
    (a) Release of Remaining Fixed and Floating Rate Excess Distributions                                                  $0.00
    (b) Release of Excess Amount in Negative Carry Account                                                                 $0.00
    (b) Release of Excess Amount in Yield Supplement Account                                                               $0.00


(48)  Amount to be withdrawn from the Spread Account and deposited
    into the Note Distribution Account                                                                                     $0.00

(49)  Pool Balance as of the opening of business on the first day of
           the Collection Period in which the Payment Date occurs:                                               $156,624,087.52

(50)  After giving effect to all distributions on such Payment Date:
           Outstanding Principal Balance of A-1 Notes:                                                                     $0.00
           A-1 Note Pool Factor:                                                                                       0.0000000

           Outstanding Principal Balance of A-2 Notes:                                                                     $0.00
           A-2 Note Pool Factor:                                                                                       0.0000000

           Outstanding Principal Balance of A-3 Notes:                                                                     $0.00
           A-3 Note Pool Factor:                                                                                       0.0000000

           Outstanding Principal Balance of A-4 Notes:                                                           $120,984,505.47
           A-4 Note Pool Factor:                                                                                       0.8155342

           Outstanding Principal Balance of B Notes:                                                               $7,874,739.20
           B Note Pool Factor:                                                                                         0.2307616

           Outstanding Principal Balance of the Deferred Purchase Price:                                          $21,025,000.00
           Deferred Purchase Price Pool Factor:                                                                        1.0000000

           Outstanding Principal Balance of the Certificates:                                                         100,000.00
           Certificate Pool Factor:                                                                                    1.0000000

(51)  Aggregate Purchase Amounts for related Collection Period:                                                            $0.00

(52)  Aggregate Amount of Realized Losses for the related Collection Period:                                         $292,296.40

(53)  Spread Account Balance after giving effect to all distributions:                                            $12,968,128.98

CASE EQUIPMENT LOAN TRUST 1999-A
$75,550,000 Class A-1 4.950% Asset Backed Notes due April 7, 2000 $294,000,000 Class A-2 5.285% Asset Backed Notes due September 15, 2002 $137,000,000 Class A-3 5.600% Asset Backed Notes due July 15, 2003 $221,950,000 Class A-4 5.770% Asset Backed Notes due August 15, 2005
  $31,000,000 Class B 5.960% Asset Backed Notes due August 15, 2005 $15,500,000 5.960% Asset Backed Certificates


Prepared by Bridget Fassett of Jefferson Wells (262) 636-5155

                                                    ----------------------------------------------------------------
NPV Data Input Section                                        05-Jul-01           05-Jul-01               05-Jul-01
                                                    ----------------------------------------------------------------
Scheduled cash flows as of the                        Pool 1A (Retail)     Pool 1B (FPL)         Pool 1C (Forestry)
                                                           6,224,553.16        1,990,502.00              944,098.80
                                                           2,673,665.72          556,157.02              221,850.59
                                                           3,012,944.72          636,551.47              222,369.58
                                                           2,518,898.82          577,632.54              222,649.43
                                                           4,616,546.21          574,830.44              222,649.43
                                                           9,946,054.29          646,668.15              217,151.07
                                                          10,511,088.35          561,563.95              197,983.21
                                                           5,391,793.60          560,803.87              190,701.47
                                                           2,294,567.81          508,255.27              173,318.93
                                                           1,915,010.68          571,948.89              158,932.68
                                                           1,903,697.19          493,054.60              172,760.66
                                                           1,981,734.14          487,660.08              169,080.92
                                                           2,041,165.51          506,809.59              165,614.73
                                                           2,049,285.13          432,001.06              161,553.12
                                                           2,206,755.23          484,566.97              166,349.93
                                                           1,917,016.20          404,591.89              155,951.36
                                                           3,645,701.08          405,312.97              155,951.36
                                                           7,349,367.31          391,456.04              151,430.41
                                                           7,968,532.34          298,796.19               90,961.56
                                                           3,294,618.76          275,633.52               63,387.32
                                                           1,383,885.37          328,315.94               57,790.54
                                                             793,435.72          327,941.80               40,726.66
                                                             835,381.00          266,738.87               55,332.07
                                                             872,054.44          260,675.05               30,683.64
                                                             797,985.70          285,186.62               27,863.35
                                                             810,382.75          206,090.93               27,863.35
                                                             988,026.44          293,276.30               27,377.66
                                                             797,149.95          186,300.66               27,377.66
                                                           2,024,781.53          125,118.54               27,377.66
                                                           5,011,227.08          198,247.93               27,377.66
                                                           5,497,783.75           71,996.70               19,889.02
                                                           1,811,706.60           67,556.96               12,838.51
                                                             411,793.11           16,785.29                    0.00
                                                              89,776.55           10,022.22               14,779.91
                                                              49,901.26            2,715.95                    0.00
                                                             153,492.12            2,715.95                    0.00
                                                              38,856.33           34,021.09                    0.00
                                                             107,153.53            6,947.05                4,840.95
                                                              75,625.96            1,862.53                    0.00
                                                             104,813.38              764.56                    0.00
                                                             709,127.46           11,205.98                    0.00
                                                             845,699.24           21,499.27                    0.00
                                                           1,125,847.06                0.00                    0.00
                                                              30,327.51                0.00                    0.00
                                                             142,913.35                0.00                    0.00
                                                                   0.00                0.00                    0.00
                                                                   0.00                0.00                    0.00
                                                                   0.00                0.00                    0.00
                                                                   0.00                0.00                    0.00
                                                                   0.00                0.00                    0.00
                                                                   0.00                0.00                    0.00
                                                                   0.00                0.00                    0.00
                                                                   0.00                0.00                    0.00
                                                                   0.00                0.00                    0.00
                                                                   0.00                0.00                    0.00
                                                                   0.00                0.00                    0.00
                                                              24,466.99                0.00                    0.00
                                                                   0.00                0.00                    0.00
                                                                   0.00                0.00                    0.00
                                                                   0.00                0.00                    0.00
                                                                   0.00                0.00                    0.00
                                                                   0.00                0.00                    0.00
                                                                   0.00                0.00                    0.00
                                                                   0.00                0.00                    0.00
                                                                   0.00                0.00                    0.00
                                                                   0.00                0.00                    0.00
                                                                   0.00                0.00                    0.00
                                                                   0.00                0.00                    0.00
                                                                   0.00                0.00                    0.00
                                                                   0.00                0.00                    0.00
                                                                   0.00                0.00                    0.00
                                                                   0.00                0.00                    0.00
                                                                   0.00                0.00                    0.00
                                                                   0.00                0.00                    0.00
                                                    ----------------------------------------------------------------


Total Time Balance of Scheduled Cash Flows               108,996,590.43       14,090,782.70            4,626,865.20


                                                    --------------------------------------------------------------------------------
NPV Data Input Section                                     05-Jul-01          05-Jul-01           05-Jul-01               05-Jul-01
                                                    --------------------------------------------------------------------------------
Scheduled cash flows as of the                          Pool 2             Pool 3              Pool 4                    Pool 5
                                                        2,220,598.29       2,610,492.82        2,771,251.74              859,141.94
                                                        1,068,205.82       1,203,688.60        1,280,187.92              273,812.58
                                                        1,221,019.87       1,319,847.35        1,252,059.72              324,037.39
                                                        1,002,746.36       1,395,844.07        1,268,809.83              265,049.33
                                                        1,229,804.99       1,488,479.35        1,433,525.40              324,624.08
                                                        1,419,941.11       1,779,096.96        1,415,893.67              449,804.28
                                                        1,480,221.95       1,703,337.53        1,182,793.49              308,008.00
                                                        3,376,590.39       1,290,163.39        1,196,152.94              309,502.69
                                                        5,144,312.67       3,214,051.15        1,173,636.24              309,312.46
                                                        1,247,628.50       6,449,786.04        3,332,416.54              351,228.83
                                                          810,667.86       1,130,903.50        3,894,398.85              676,158.91
                                                          841,320.54         960,369.74        1,048,588.19              936,216.88
                                                          873,825.29       1,011,061.16        1,013,701.00              371,870.27
                                                          885,134.78         980,039.09        1,136,178.72              237,882.67
                                                          970,975.97       1,047,426.71        1,098,468.43              274,528.78
                                                          843,498.00       1,076,593.28        1,041,788.65              216,656.77
                                                        1,078,099.06       1,106,468.30        1,213,835.03              276,011.23
                                                        1,130,965.33       1,447,697.33        1,183,307.17              372,093.62
                                                        1,105,574.72       1,444,641.45        1,015,278.28              226,828.39
                                                        2,401,283.32         995,231.03        1,033,841.82              250,883.92
                                                        3,319,708.45       2,402,608.15          961,955.81              260,666.12
                                                          641,455.05       3,917,006.94        2,859,369.28              305,532.16
                                                          308,213.78         493,289.79        3,092,699.78              518,786.27
                                                          302,017.39         367,789.67          537,143.86              618,933.63
                                                          330,753.41         391,634.29          501,399.72              222,059.64
                                                          375,617.75         383,878.65          544,760.96              114,819.40
                                                          381,747.48         459,176.55          558,965.56              131,107.87
                                                          264,571.42         422,308.54          505,918.72               89,392.46
                                                          463,406.33         485,431.35          642,235.34              127,902.45
                                                          436,910.68         712,991.30          639,298.74              270,659.63
                                                          570,444.82         704,736.60          517,909.09               76,950.68
                                                        1,355,271.67         405,057.58          491,098.50              129,352.87
                                                        2,185,669.07       1,259,330.83          471,299.44              130,690.85
                                                          224,343.97       2,117,250.37        1,943,113.31              128,338.23
                                                          150,832.56         162,253.74        2,011,038.53              295,870.59
                                                           45,525.91          31,494.27          105,628.39              348,775.23
                                                           28,840.89          43,690.48          117,829.98               74,942.62
                                                           42,679.57          47,056.83          113,937.57               16,772.72
                                                           24,062.46          51,621.39           85,626.29               37,565.89
                                                            3,922.91          17,289.29           54,920.93                  825.67
                                                           44,858.20          20,851.63           59,265.57               15,511.96
                                                          103,341.45          43,110.08           84,490.36               71,224.12
                                                          149,933.23          65,554.72           30,564.88                  248.94
                                                          287,782.40          34,839.05           48,304.74               18,890.66
                                                                0.00         280,903.30           11,792.38                  248.94
                                                           14,731.32          20,877.86          523,445.46                  248.94
                                                                0.00               0.00           13,441.59               52,917.71
                                                                0.00               0.00                0.00                    0.00
                                                                0.00          35,761.91           27,723.40                    0.00
                                                                0.00               0.00                0.00                    0.00
                                                                0.00               0.00                0.00                    0.00
                                                                0.00               0.00                0.00              116,607.14
                                                                0.00               0.00                0.00                    0.00
                                                                0.00               0.00                0.00                    0.00
                                                                0.00               0.00                0.00                    0.00
                                                                0.00               0.00                0.00                    0.00
                                                                0.00               0.00                0.00                    0.00
                                                                0.00               0.00           36,250.69                    0.00
                                                                0.00               0.00                0.00                    0.00
                                                                0.00               0.00                0.00                    0.00
                                                                0.00               0.00                0.00                    0.00
                                                                0.00               0.00                0.00                    0.00
                                                                0.00               0.00                0.00                    0.00
                                                                0.00               0.00                0.00                    0.00
                                                                0.00               0.00                0.00                    0.00
                                                                0.00               0.00                0.00                    0.00
                                                                0.00               0.00                0.00                    0.00
                                                                0.00               0.00                0.00                    0.00
                                                                0.00               0.00                0.00                    0.00
                                                                0.00               0.00                0.00                    0.00
                                                                0.00               0.00                0.00                    0.00
                                                                0.00               0.00                0.00                    0.00
                                                                0.00               0.00                0.00                    0.00
                                                                0.00               0.00                0.00                    0.00
                                                    --------------------------------------------------------------------------------


Total Time Balance of Scheduled Cash Flows             42,409,056.99      49,033,014.01       47,577,542.50           11,789,496.41



                                  Page 1 of 11


CASE EQUIPMENT LOAN TRUST 1999-A
$75,550,000 Class A-1 4.950% Asset Backed Notes due April 7, 2000
$294,000,000 Class A-2 5.285% Asset Backed Notes due September 15, 2002
$137,000,000 Class A-3 5.600% Asset Backed Notes due July 15, 2003
$221,950,000 Class A-4 5.770% Asset Backed Notes due August 15, 2005
  $31,000,000 Class B  5.960% Asset Backed Notes due August 15, 2005
$15,500,000  5.960% Asset Backed Certificates

Prepared by Bridget Fassett of Jefferson Wells (262) 636-5155

Scheduled Payment Date                                                                                                    15-Jul-01
Actual Payment Date                                                                                                       16-Jul-01
Collection Period Begin Date                                                                                              06-Jun-01
Collection Period End Date                                                                                                05-Jul-01
Days in accrual period (30/360)                                                                                                  30
Days in accrual period (ACT/360)                                                                                                 31

PART I -- MONTHLY DATA INPUT

 Receipts During the Period                                                                                          $12,312,869.19

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                                                                   $0.00
    Government obligors                                                                                                       $0.00
          Total Warranty Repurchases                                                                                          $0.00

Total Collections For The Period                                                                                     $12,312,869.19

Total Collection                                                                                                     $12,312,869.19
Negative Carry Withdrawls                                                                                                     $0.00
Yield Supplement Withdrawals                                                                                                  $0.00

Reinvestment Income (including Pre-Funding Account, Spread Account (and YSA if any))                                     $81,348.76
Pre-Funding Account Reinvestment Income                                                                                       $0.00

    Total Distribution Amount                                                                                        $12,394,217.95

MISCELLANEOUS DATA

    TOTAL COLLATERAL
    Scheduled Amounts 30 - 59 days past due                                                                           $7,834,893.71
    Scheduled Amounts 60 days or more past due                                                                        $3,648,844.77
    Net Losses on Liquidated Receivables                                                                                $761,377.23
    Number of Loans at Beginning of Period                                                                                   14,542
    Number of Loans at End of Period                                                                                         14,264
    Repossessed Equipment not Sold or Reassigned (Beginning)                                                          $4,229,351.43
    Repossessed Equipment not Sold or Reassigned (End)                                                                $4,579,010.20


                                  Page 2 of 11

CASE EQUIPMENT LOAN TRUST 1999-A
$75,550,000 Class A-1 4.950% Asset Backed Notes due April 7, 2000
$294,000,000 Class A-2 5.285% Asset Backed Notes due September 15, 2002
$137,000,000 Class A-3 5.600% Asset Backed Notes due July 15, 2003
$221,950,000 Class A-4 5.770% Asset Backed Notes due August 15, 2005
  $31,000,000 Class B  5.960% Asset Backed Notes due August 15, 2005
$15,500,000  5.960% Asset Backed Certificates

Actual Payment Date                                                                                                       16-Jul-01
Collection Period Begin Date                                                                                              06-Jun-01
Collection Period End Date                                                                                                05-Jul-01

PART II -- SUMMARY

Total Principal Balance of Notes and Certificates (Beginning of Period)                                             $264,633,925.06
    A-1 Note Beginning Principal Balance                                                                                      $0.00
    A-2 Note Beginning Principal Balance                                                                                      $0.00
    A-3 Note Beginning Principal Balance                                                                             $16,598,536.82
    A-4 Note Beginning Principal Balance                                                                            $221,950,000.00
    B Note Beginning Principal Balance                                                                               $10,585,388.24
    Certificate Beginning Principal Balance                                                                          $15,500,000.00

Total Principal Balance of Notes and Certificates (End of Period)                                                   $253,358,784.53
    A-1 Note Principal Balance (End of Period)                                                                                $0.00
                                   A-1 Note Pool Factor (End of Period)                                                   0.0000000
    A-2 Note Principal Balance (End of Period)                                                                                $0.00
                                   A-2 Note Pool Factor (End of Period)                                                   0.0000000
    A-3 Note Principal Balance (End of Period)                                                                        $5,774,401.91
                                   A-3 Note Pool Factor (End of Period)                                                   0.0421489
    A-4 Note Principal Balance (End of Period)                                                                      $221,950,000.00
                                   A-4 Note Pool Factor (End of Period)                                                   1.0000000
    B Note Principal Balance (End of Period)                                                                         $10,134,382.62
                                   B Note Pool Factor (End of Period)                                                     0.3269156
    Certificate Principal Balance (End of Period)                                                                    $15,500,000.00
                                   Certificate Pool Factor (End of Period)                                                1.0000000

CONTRACT VALUE DECLINE                                                                                               $11,275,140.53
    Pool Balance (Beg. of Collection Period)                                                                        $264,634,706.04
    Pool Balance (End of Collection Period)                                                                         $253,359,565.51

Total Distribution Amount (TDA)                                                                                      $12,394,217.95
    Total Collections and Investment Income for the Period                                                           $12,394,217.95
    Negative Carry Amount                                                                                                     $0.00

Principal Distribution Amount  (PDA)                                                                                 $11,275,140.53

Principal Allocation to Notes and Certificates                                                                       $11,275,140.53
    A-1 Noteholders' Principal Distributable Amount                                                                           $0.00
    A-2 Noteholders' Principal Distributable Amount                                                                           $0.00
    A-3 Noteholders' Principal Distributable Amount                                                                  $10,824,134.91
    A-4 Noteholders' Principal Distributable Amount                                                                           $0.00
    B Noteholders' Principal Distributable Amount                                                                       $451,005.62
    Certificateholders' Principal Distributable Amount                                                                        $0.00

Interest Distributable Amount                                                                                           $362,132.87
    Noteholders' Interest Distributable Amount applicable to A-1 Notes                                                        $0.00
    Noteholders' Interest Distributable Amount applicable to A-2 Notes                                                        $0.00
    Noteholders' Interest Distributable Amount applicable to A-3 Notes                                                   $77,459.84
    Noteholders' Interest Distributable Amount applicable to A-4 Notes                                                $1,067,209.58
    Noteholders' Interest Distributable Amount applicable to B Notes                                                     $52,574.09
    Certificateholders' Interest Distributable Amount                                                                   $232,098.94

Spread Account
    Beginning Spread Account Balance                                                                                 $15,104,629.04
    Deposit to Spread Account from Pre-Funding Account                                                                        $0.00
    Deposit to Spread Account from Excess Collections over Distributions                                                      $0.00
    Distribution from Spread Account for Interest / Principal Shortfall                                                  $78,332.76

    Specified Spread Account Balance                                                                                 $15,500,015.62
    Ending Spread Account Balance (after distributions)                                                              $15,026,296.28

Credit Enhancement                                                                                                            5.93%
    Spread account % of Ending Pool Balance                                                                                   5.93%
    Overcollateralization % of Ending Pool Balance                                                                            0.00%

    Scheduled Amounts 30 - 59 days past due                                                                           $7,834,893.71
                                   as % of Ending Pool Balance                                                                3.09%
    Scheduled Amounts 60 days or more past due                                                                        $3,648,844.77
                                   as % of Ending Pool Balance                                                                1.44%
    Net Losses on Liquidated Receivables                                                                                $761,377.23
                                   as % of Ending Pool Balance                                                                0.30%


                                  Page 3 of 11

    PART III -- SERVICING CALCULATIONS                                                                                    16-Jul-01

    1.  SOURCES AND USES OF COLLECTION ACCOUNT BALANCE                    Pool 1A (Retail)       Pool 1B (FPL)   Pool 1C (Forestry)

    Wtd. Avg. APR                                                                  8.519%              8.519%               8.519%
    Contract Value (Beg. of Collection Period), by origination pool       $102,330,373.43      $14,047,897.17        $4,584,250.80
    Contract Value  (End of Collection Period), by origination pool        $99,091,301.87      $13,082,872.01        $4,366,176.52
                                                                           --------------      --------------        -------------
    Contract Value Decline                                                  $3,239,071.56         $965,025.16          $218,074.28
                                                                                    3.17%               6.87%                4.76%
    Initial Pool Balance                                                  $264,634,706.04
    Pool Balance (End of Collection Period)                               $253,359,565.51

    Collections and Investment Income for the period                       $12,394,217.95
    Negative Carry Amount                                                           $0.00

    Total Distribution Amount (TDA)                                        $12,394,217.95
    Principal Distribution Amount  (PDA)                                   $11,275,140.53

    Initial B Percentage                                                           4.000%
    Unscheduled Principal (per pool)                                                $0.00               $0.00              $0.00
    Total Unscheduled Principal                                                     $0.00


    1.  SOURCES AND USES OF COLLECTION ACCOUNT BALANCE                       Pool 2          Pool 3          Pool 4          Pool 5

    Wtd. Avg. APR                                                            8.163%          7.995%          8.337%          8.088%
    Contract Value (Beg. of Collection Period), by origination pool  $40,046,412.51  $46,919,652.29  $45,276,948.50  $11,429,171.34
    Contract Value  (End of Collection Period), by origination pool  $38,636,844.24  $44,722,407.35  $42,811,474.48  $10,648,489.04
                                                                     --------------  --------------  --------------  --------------
    Contract Value Decline                                            $1,409,568.27   $2,197,244.94   $2,465,474.02     $780,682.30
                                                                              3.52%           4.68%           5.45%           6.83%
    Initial Pool Balance
    Pool Balance (End of Collection Period)

    Collections and Investment Income for the period
    Negative Carry Amount

    Total Distribution Amount (TDA)
    Principal Distribution Amount  (PDA)

    Initial B Percentage
    Unscheduled Principal (per pool)                                          $0.00           $0.00           $0.00           $0.00
    Total Unscheduled Principal

    2.  CALCULATION OF DISTRIBUTABLE AMOUNTS

    A-1 Note Beginning Principal Balance                                                                                      $0.00
    A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                                          $0.00
    A-1 Noteholders' Share of the Principal Distribution Amount                                                               0.00%
    A-1 Noteholders' Principal Distributable Amount                                                                           $0.00

    Principal Distribution Amount Remaining                                                                          $11,275,140.53

    A-2 Note Beginning Principal Balance                                                                                      $0.00
    A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                                          $0.00
    A-2 Noteholders' Share of the Principal Distribution Amount                                                               0.00%
    A-2 Noteholders' Principal Distributable Amount                                                                           $0.00

    Principal Distribution Amount Remaining                                                                          $11,275,140.53

    A-3 Note Beginning Principal Balance                                                                             $16,598,536.82
    A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                                          $0.00
    A-3 Noteholders' Share of the Principal Distribution Amount                                                              96.00%
    A-3 Noteholders' Principal Distributable Amount                                                                  $10,824,134.91

    Principal Distribution Amount Remaining                                                                             $451,005.62

    A-4 Note Beginning Principal Balance                                                                            $221,950,000.00
    A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                                                          $0.00
    A-4 Noteholders' Share of the Principal Distribution Amount                                                               0.00%
    A-4 Noteholders' Principal Distributable Amount                                                                           $0.00

    Principal Distribution Amount Remaining                                                                             $451,005.62

    B Note Beginning Principal Balance                                                                               $10,585,388.24
    B Noteholders' Principal Carryover Shortfall (Previous Period)                                                            $0.00
    B Noteholders' Share of the Principal Distribution Amounts                                                                4.00%
    B Noteholders' Principal Distributable Amount                                                                       $451,005.62

    Principal Distribution Amount Remaining                                                                                   $0.00

    Certificate Beginning Principal Balance                                                                          $15,500,000.00
    Certificateholders' Principal Carryover Shortfall (Previous Period)                                                       $0.00
    Certificateholders' Share of the Principal Distribution Amounts                                                           0.00%
    Certificateholders' Principal Distributable Amount                                                                        $0.00

    Interest Accrued on Class A-1 Notes this period                                                                           $0.00
    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                                       $0.00
    Interest Due (in Arrears) on above Shortfall                                                                              $0.00
    Noteholders' Interest Distributable Amount applicable to A-1 Notes                                                        $0.00

    Interest Accrued on Class A-2 Notes this period                                                                           $0.00
    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                                       $0.00
    Interest Due (in Arrears) on above Shortfall                                                                              $0.00
    Noteholders' Interest Distributable Amount applicable to A-2 Notes                                                        $0.00

    Interest Accrued on Class A-3 Notes this period                                                                      $77,459.84
    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                                       $0.00
    Interest Due (in Arrears) on above Shortfall                                                                              $0.00
    Noteholders' Interest Distributable Amount applicable to A-3 Notes                                                   $77,459.84

    Interest Accrued on Class A-4 Notes this period                                                                   $1,067,209.58
    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes                                       $0.00
    Interest Due (in Arrears) on above Shortfall                                                                              $0.00
    Noteholders' Interest Distributable Amount applicable to A-4 Notes                                                $1,067,209.58

    Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                                                 $1,144,669.42
    Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                                       $0.00
    Interest Due (in Arrears) on above Shortfall                                                                              $0.00
    Offered Noteholders' Interest Distributable Amount                                                                $1,144,669.42

    Interest Accrued on Class B Notes this period                                                                        $52,574.09
    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                                         $0.00
    Interest Due (in Arrears) on above Shortfall                                                                              $0.00
    Noteholders' Interest Distributable Amount applicable to B Notes                                                     $52,574.09

    Interest Accrued on Certificates this period                                                                         $76,983.33
    Certificateholders' Interest Carryover Shortfall (Previous Period)                                                  $154,349.01
    Interest Due (in Arrears) on Above Shortfall                                                                            $766.60
    Certificateholders' Interest Distributable Amount                                                                   $232,098.94

    3.  ALLOCATION OF DISTRIBUTION AMOUNTS

    A. TOTAL DISTRIBUTION AMOUNT (TDA)                                                                               $12,394,217.95

    Administration Fee Shortfall (Previous Period)                                                                            $0.00
    Administration Fee Accrued during this Period                                                                           $166.67
    Administration Fee Paid this Period from TDA                                                                            $166.67
    Administration Fee Shortfall                                                                                              $0.00

    Total Distribution Amount Remaining                                                                              $12,394,051.28

    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                                       $0.00
    Interest Due (in Arrears) on above Shortfall                                                                              $0.00
    Interest Accrued on Class A-1 Notes this period                                                                           $0.00


                                  Page 4 of 11


    Noteholders' Interest applicable to A-1 Notes Paid this Period from TDA                                                   $0.00
    Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                            $0.00

    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                                       $0.00
    Interest Due (in Arrears) on above Shortfall                                                                              $0.00
    Interest Accrued on Class A-2 Notes this period                                                                           $0.00
    Noteholders' Interest applicable to A-2 Notes Paid this Period from TDA                                                   $0.00
    Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                            $0.00

    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                                       $0.00
    Interest Due (in Arrears) on above Shortfall                                                                              $0.00
    Interest Accrued on Class A-3 Notes this period                                                                      $77,459.84
    Noteholders' Interest applicable to A-3 Notes Paid this Period from TDA                                              $77,459.84
    Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                            $0.00

    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes                                       $0.00
    Interest Due (in Arrears) on above Shortfall                                                                              $0.00
    Interest Accrued on Class A-4 Notes this period                                                                   $1,067,209.58
    Noteholders' Interest applicable to A-4 Notes Paid this Period from TDA                                           $1,067,209.58
    Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                            $0.00

    Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                                       $0.00
    Interest Due (in Arrears) on above Shortfall                                                                              $0.00
    Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                                                 $1,144,669.42
    Offered Noteholders' Interest Paid this Period from TDA                                                           $1,144,669.42
    Preliminary A Noteholders' Interest Carryover Shortfall (Current Period)                                                  $0.00

    Total Distribution Amount Remaining                                                                              $11,249,381.86

    Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                                         $0.00
    Interest Due (in Arrears) on above Shortfall                                                                              $0.00
    Interest Accrued on Class B Notes this period                                                                        $52,574.09
    Noteholders' Interest applicable to B Notes Paid this Period from TDA                                                $52,574.09
    Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                              $0.00

    Total Distribution Amount Remaining                                                                              $11,196,807.77

    A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                                          $0.00
    A-1 Noteholders' Monthly Principal Distributable Amount                                                                   $0.00
    A-1 Noteholders' Principal Distributable Amount Paid from TDA                                                             $0.00
    Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                               $0.00

    Total Distribution Amount Remaining                                                                              $11,196,807.77

    A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                                          $0.00
    A-2 Noteholders' Monthly Principal Distributable Amount                                                                   $0.00
    A-2 Noteholders' Principal Distributable Amount Paid from TDA                                                             $0.00
    Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                               $0.00

    Total Distribution Amount Remaining                                                                              $11,196,807.77

    A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                                          $0.00
    A-3 Noteholders' Monthly Principal Distributable Amount                                                          $10,824,134.91
    A-3 Noteholders' Principal Distributable Amount Paid from TDA                                                    $10,824,134.91
    Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                               $0.00

    Total Distribution Amount Remaining                                                                                 $372,672.86

    A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                                                          $0.00
    A-4 Noteholders' Monthly Principal Distributable Amount                                                                   $0.00
    A-4 Noteholders' Principal Distributable Amount Paid from TDA                                                             $0.00
    Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                               $0.00

    Total Distribution Amount Remaining                                                                                 $372,672.86

    B Noteholders' Principal Carryover Shortfall (Previous Period)                                                            $0.00
    B Noteholders' Monthly Principal Distributable Amount                                                               $451,005.62
    B Noteholders' Principal Distributable Amount Paid from TDA                                                         $372,672.86
    Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                            $78,332.76

    Total Excess Distribution Amount Remaining                                                                                $0.00

    4.  RECONCILIATION OF PRE-FUNDING ACCOUNT

    Beginning Pre-Funding Account Balance                                                                                     $0.00

    New Collateral Purchased                                                                                                  $0.00
    Deposit to Spread Account                                                                                                 $0.00
    Deposit to Yield Supplement Account (will be necessary only if required by rating agencies)                               $0.00
                                                                                                                              -----
    Payment to Seller                                                                                                         $0.00

    Ending Pre-Funding Account Balance                                                                                        $0.00

    Excess Pre-Funded Amount/(Payment to Seller)                                                                              $0.00

    Adjusted Ending Pre-Funding Account Balance                                                                               $0.00

    5.  RECONCILIATION OF NEGATIVE CARRY ACCOUNT

    Beginning Negative Carry Account Balance                                                                                  $0.00
    Negative Carry                                                                                                       3.2667466%
    Number of Days Remaining                                                                                                  30.00

    Pre-Funded Percentage                                                                                                    0.000%
    Negative Carry Withdrawls                                                                                                 $0.00
    Cumulative Negative Carry Withdrawls                                                                                      $0.00
    Maximum Negative Carry Amount                                                                                             $0.00
    Required Negative Carry Account Balance                                                                                   $0.00
    Interim Ending Negative Carry Account Balance                                                                             $0.00
    Negative Carry Amount Released to Seller                                                                                  $0.00

    Ending Negative Carry Account Balance                                                                                     $0.00

    6.  RECONCILATION OF YIELD SUPPLEMENT ACCOUNT - ONLY NECESSARY IF REQUIRED BY RATING AGENCIES

    Beginning Yield Supplement Account Balance                                                                                $0.00
    Deposit to Yield Supplement Account from Pre-Funding Account                                                              $0.00
    Receivables Percentage                                                                                                    0.00%
    Withdrawal of Yield Supplement Amount                                                                                     $0.00
    Maximum Yield Supplement Amount                                                                                           $0.00
    Required Yield Supplement Amount                                                                                          $0.00
    Interim Yield Supplement Account Balance                                                                                  $0.00
    Yield Supplement Amount Released to Seller                                                                                $0.00

    Ending Yield Supplement Account Balance                                                                                   $0.00


                                  Page 5 of 11

    7.  DISTRIBUTIONS FROM SPREAD ACCOUNT

    Beginning Spread Account Balance                                                                                 $15,104,629.04
    Deposit to Spread Account from Pre-Funding Account                                                                        $0.00
    Deposit to Spread Account from Excess Collections over Distributions                                                      $0.00

    Distribution from Spread Account to Noteholders' Distr. Account                                                      $78,332.76
    Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                     $0.00
    Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                     $0.00
    Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                     $0.00
    Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                     $0.00
    Remaining Distribution from Spread Account to Noteholders' Distr. Account                                            $78,332.76

    Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                       $0.00
    Remaining Distribution from Spread Account to Noteholders' Distr. Account                                            $78,332.76

    Adj to Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                        $0.00
    Adj to Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                        $0.00
    Adj to Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                        $0.00
    Adj to Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                        $0.00
    Remaining Distribution from Spread Account to Noteholders' Distr. Account                                            $78,332.76

    Adj to Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                     $78,332.76

    Preliminary Spread Account Balance Remaining                                                                     $15,026,296.28

    Cumulative Realized Losses since 28-February-99 (Cut-off Date)                                                   $14,547,000.37
    Are Cum. Realized Losses GREATER THAN 2.25% of Initial Pool Balance?                                         NO
    12*(Realized Losses during Collection Period) + Repos at end of Collection Period                                $13,715,536.96
    Is 12*Realized Losses + Unliq. Repos GREATER THAN 1.65% of Beg. Pool Balance?                                YES
    60 day or GREATER THAN Delinquent Scheduled Amounts                                                               $3,648,844.77
    Are 60 day or GREATER THAN Delinquencies GREATER THAN 2.25% of Ending Pool Balance?                          NO
    Are any of the three conditions "YES"?                                                                       YES

    Preliminary A-1 Note Principal Balance (End of Period)                                                                    $0.00
    Preliminary A-2 Note Principal Balance (End of Period)                                                                    $0.00
    Preliminary A-3 Note Principal Balance (End of Period)                                                            $5,774,401.91
    Preliminary A-4 Note Principal Balance (End of Period)                                                          $221,950,000.00
    Preliminary B Note Principal Balance (End of Period)                                                             $10,134,382.62
    Preliminary Total Principal Balance of Notes  (End of Period)                                                   $237,858,784.53

    Specified Spread Account Balance                                                                                  15,500,015.62
    Lesser of:
    (a) 2.00% of the Initial Pool Balance                                                                             15,500,015.62

    (b) the Note Balance                                                                                             237,858,784.53

    Preliminary Spread Account Balance Remaining                                                                     $15,026,296.28
    Preliminary Excess Amount in Spread Account                                                                               $0.00
    Preliminary Shortfall Amount in Spread Account                                                                      $473,719.34

    Deposit to Spread Account from Remaing Excess Distribution                                                                $0.00

    Spread Account Excess                                                                                                     $0.00

    Ending Spread Account Balance (after distributions)                                                              $15,026,296.28
    Net Change in Spread Account Balance                                                                                ($78,332.76)

    8. CERTIFICATE DISTRIBUTIONS AND SERVICING FEES

    Total Excess Distribution Amount Remaining                                                                                $0.00

    Certificateholders' Interest Carryover Shortfall (Previous Period)                                                  $154,349.01
    Interest Due (in Arrears) on Above Shortfall                                                                            $766.60
    Interest Accrued on Certificates this period                                                                         $76,983.33
    Certificateholders' Interest Paid from Excess Distribution                                                                $0.00
    Preliminary Certificateholders' Interest Carryover Shortfall (Current Period)                                       $232,098.94

    Total Excess Distribution Amount Remaining                                                                                $0.00

    Certificateholders' Principal Carryover Shortfall (Previous Period)                                                       $0.00
    Certificateholders' Principal Distributable Amount applicable to current period                                           $0.00
    Certificateholders' Principal Distributable Amount Paid from Excess Distrbution                                           $0.00
    Preliminary Certificateholders' Principal Carryover Shortfall (Current Period)                                            $0.00

    Total Excess Distribution Amount Remaining                                                                                $0.00

    Servicing Fee Shortfall (Previous Period)                                                                          3,342,027.06
    Servicing Fees Accrued during this Period                                                                           $220,528.92
    Servicing Fees Paid this Period Excess Distribution                                                                       $0.00
    Adjustment to Servicing Fee                                                                                               $0.00
    Adjustment to Excess Distribution Amount Remaining                                                                        $0.00
    Servicing Fee Shortfall                                                                                           $3,562,555.98

    Total Excess Distribution Amount Remaining                                                                                $0.00

    9.  ENDING BALANCES

    Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                                        $0.00
    Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                                        $0.00
    Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                                        $0.00
    Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                                        $0.00
    Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                                          $0.00
    A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                                           $0.00
    A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                                           $0.00
    A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                                           $0.00
    A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                                           $0.00
    B Noteholders' Principal Carryover Shortfall (Current Period)                                                             $0.00
    Certificateholders' Interest Carryover Shortfall  (Ending Balance)                                                  $232,098.94
    Certificateholders' Principal Carryover Shortfall  (Ending Balance)                                                       $0.00

    A-1 Note Principal Balance (End of Period)                                                                                $0.00
    A-2 Note Principal Balance (End of Period)                                                                                $0.00
    A-3 Note Principal Balance (End of Period)                                                                        $5,774,401.91
    A-4 Note Principal Balance (End of Period)                                                                      $221,950,000.00
    B Note Principal Balance (End of Period)                                                                         $10,134,382.62
    Certificate Principal Balance (End of Period)                                                                    $15,500,000.00
    Total Principal Balance of Notes and Certificates (End of Period)                                               $253,358,784.53

    A-1 Note Pool Factor (End of Period)                                                                                  0.0000000
    A-2 Note Pool Factor (End of Period)                                                                                  0.0000000
    A-3 Note Pool Factor (End of Period)                                                                                  0.0421489
    A-4 Note Pool Factor (End of Period)                                                                                  1.0000000
    B Note Pool Factor (End of Period)                                                                                    0.3269156
    Certificate Pool Factor (End of Period)                                                                               1.0000000
    Total Notes & Certificates Pool Factor (End of Period)                                                                0.3269146

    Specified Spread Account Balance (after all distributions and adjustments)                                       $15,026,296.28

    Yield Supplement Account Balance (after alldistributions and adjustment):                                                 $0.00


                                  Page 6 of 11


CASE EQUIPMENT LOAN TRUST 1999-A
STATEMENT TO NOTEHOLDERS

$75,550,000 Class A-1 4.950% Asset Backed Notes due April 7, 2000
$294,000,000 Class A-2 5.285% Asset Backed Notes due September 15, 2002
$137,000,000 Class A-3 5.600% Asset Backed Notes due July 15, 2003
$221,950,000 Class A-4 5.770% Asset Backed Notes due August 15, 2005
  $31,000,000 Class B  5.960% Asset Backed Notes due August 15, 2005
$15,500,000  5.960% Asset Backed Certificates

Payment Date:                                                                                                             16-Jul-01

(1)  Amount of principal being paid on the Notes:

    (a)  A-1 Notes:                                                                                                           $0.00
           per $1,000 original principal amount:                                                                              $0.00

    (b)   A-2 Notes:                                                                                                          $0.00
            per $1,000 original principal amount:                                                                             $0.00

    (c)   A-3 Notes:                                                                                                 $10,824,134.91
            per $1,000 original principal amount:                                                                            $79.01

    (d)   A-4 Notes:                                                                                                          $0.00
            per $1,000 original principal amount:                                                                             $0.00

    (e)   B Notes:                                                                                                      $451,005.62
            per $1,000 original principal amount:                                                                            $14.55

    (f)   Total                                                                                                      $11,275,140.53

(2) Interest on the Notes

    (a)  A-1 Notes:                                                                                                           $0.00
           per $1,000 original principal amount:                                                                              $0.00

    (b)   A-2 Notes:                                                                                                          $0.00
            per $1,000 original principal amount:                                                                             $0.00

    (c)  A-3 Notes:                                                                                                      $77,459.84
           per $1,000 original principal amount:                                                                              $0.57

    (d)  A-4 Notes:                                                                                                   $1,067,209.58
           per $1,000 original principal amount:                                                                              $4.81

    (e)  B Notes:                                                                                                        $52,574.09
            per $1,000 original principal amount:                                                                             $1.70

    (f)   Total                                                                                                       $1,197,243.51

(3) Pool Balance at the end of the related Collection Period                                                        $253,359,565.51

(4)  After giving effect to distributions on current Payment Date:

    (a) (i)  outstanding principal amount of A-1 Notes:                                                                       $0.00
         (ii)  A-1 Note Pool Factor:                                                                                      0.0000000

    (b) (i)  outstanding principal amount of A-2 Notes:                                                                       $0.00
         (ii)  A-2 Note Pool Factor:                                                                                      0.0000000

    (c) (i)  outstanding principal amount of A-3 Notes:                                                               $5,774,401.91
         (ii)  A-3 Note Pool Factor:                                                                                      0.0421489

    (d) (i)  outstanding principal amount of A-4 Notes:                                                             $221,950,000.00
         (ii)  A-4 Note Pool Factor:                                                                                      1.0000000

    (e) (i)  outstanding principal amount of B Notes:                                                                $10,134,382.62
         (ii)  B Note Pool Factor:                                                                                        0.3269156

    (f) (i)  Certificate Balance                                                                                     $15,500,000.00
         (ii)  Certificate Pool Factor:                                                                                   1.0000000

(5)  Amount of Servicing Fee:                                                                                                 $0.00
         per $1,000 Beginning of Collection Period:                                                                      0.00000000

(6)  Amount of Administration Fee:                                                                                          $166.67
         per $1,000 Beginning of Collection Period:                                                                      0.00062980

(7)  Aggregate Purchase Amounts for Collection Period:                                                                        $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                                            $761,377.23

(9)  Amount in Spread Account:                                                                                       $15,026,296.28

(10)  Amount in Pre-Funding Account:                                                                                          $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                                         NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                                       $0.00

(13)  Amount in Yield Supplement Account:                                                                                     $0.00


                                  Page 7 of 11

CASE EQUIPMENT LOAN TRUST 1999-A
STATEMENT TO CERTIFICATEHOLDERS

$75,550,000 Class A-1 4.950% Asset Backed Notes due April 7, 2000
$294,000,000 Class A-2 5.285% Asset Backed Notes due September 15, 2002
$137,000,000 Class A-3 5.600% Asset Backed Notes due July 15, 2003
$221,950,000 Class A-4 5.770% Asset Backed Notes due August 15, 2005
  $31,000,000 Class B  5.960% Asset Backed Notes due August 15, 2005
$15,500,000  5.960% Asset Backed Certificates

Payment Date:                                                                                                             16-Jul-01

(1)  Amount of principal being paid or distributed:

    (a)  A-1 Notes:                                                                                                           $0.00
           per $1,000 original principal amount:                                                                              $0.00

    (b)  A-2 Notes:                                                                                                           $0.00
           per $1,000 original principal amount:                                                                              $0.00

    (c)  A-3 Notes:                                                                                                  $10,824,134.91
           per $1,000 original principal amount:                                                                             $79.01

    (d)  A-4 Notes:                                                                                                           $0.00
           per $1,000 original principal amount:                                                                              $0.00

    (e)  B Notes:                                                                                                       $451,005.62
           per $1,000 original principal amount:                                                                             $14.55

    (f)  Certificates:                                                                                                        $0.00
           per $1,000 original principal amount:                                                                              $0.00

    (g)  Total:                                                                                                      $11,275,140.53

(2)   Amount of interest being paid or distributed:

    (a)  A-1 Notes:                                                                                                           $0.00
           per $1,000 original principal amount:                                                                              $0.00

    (b)  A-2 Notes:                                                                                                           $0.00
           per $1,000 original principal amount:                                                                              $0.00

    (c)  A-3 Notes:                                                                                                      $77,459.84
           per $1,000 original principal amount:                                                                              $0.57

    (d)  A-4 Notes:                                                                                                   $1,067,209.58
           per $1,000 original principal amount:                                                                              $4.81

    (e)  B Notes:                                                                                                        $52,574.09
           per $1,000 original principal amount:                                                                              $1.70

    (f)  Certificates:                                                                                                        $0.00
           per $1,000 original principal amount:                                                                              $0.00

    (g)  Total:                                                                                                       $1,197,243.51

(3)  Pool Balance at end of related Collection Period:                                                              $253,359,565.51

(4)  After giving effect to distributions on this Payment Date:

    (a) (i)  outstanding principal amount of A-1 Notes:                                                                       $0.00
         (ii)  A-1 Note Pool Factor:                                                                                      0.0000000

    (b) (i)  outstanding principal amount of A-2 Notes:                                                                       $0.00
         (ii)  A-2 Note Pool Factor:                                                                                      0.0000000

    (c) (i)  outstanding principal amount of A-3 Notes:                                                               $5,774,401.91
         (ii)  A-3 Note Pool Factor:                                                                                      0.0421489

    (d) (i)  outstanding principal amount of A-4 Notes:                                                             $221,950,000.00
         (ii)  A-4 Note Pool Factor:                                                                                      1.0000000

    (e) (i)  outstanding principal amount of B Notes:                                                                $10,134,382.62
         (ii)  B Note Pool Factor:                                                                                        0.3269156

    (f) (i)  Certificate Balance                                                                                     $15,500,000.00
         (ii)  Certificate Pool Factor:                                                                                   1.0000000

(5)  Amount of Servicing Fee:                                                                                                 $0.00
         per $1,000 Beginning of Collection Period:                                                                       0.0000000

(6)  Amount of Administration Fee:                                                                                          $166.67
         per $1,000 Beginning of Collection Period:                                                                       0.0006298

(7)  Aggregate Purchase Amounts for Collection Period:                                                                        $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                                            $761,377.23

(9)  Amount in Spread Account:                                                                                       $15,026,296.28

(10)  Amount in Pre-Funding Account:                                                                                          $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                         NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                                       $0.00

(13)  Amount in Yield Supplement Account:                                                                                     $0.00


                                  Page 8 of 11


CASE EQUIPMENT LOAN TRUST 1999-A
PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

$75,550,000 Class A-1 4.950% Asset Backed Notes due April 7, 2000
$294,000,000 Class A-2 5.285% Asset Backed Notes due September 15, 2002
$137,000,000 Class A-3 5.600% Asset Backed Notes due July 15, 2003
$221,950,000 Class A-4 5.770% Asset Backed Notes due August 15, 2005
  $31,000,000 Class B  5.960% Asset Backed Notes due August 15, 2005
$15,500,000  5.960% Asset Backed Certificates

Payment Date:                                                                                                             16-Jul-01

(1)  Payment of Administration Fee to Administrator:                                                                        $166.67

(2)  Offered Noteholders' Interest Distributable Amount
        deposited into Note Distribution Account:                                                                     $1,197,243.51

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:                                                            $11,275,140.53

(4)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                                              $0.00

(5)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                                              $0.00

(6)  Payment of Servicing Fee to Servicer:                                                                                    $0.00

(7) Release to Seller from Excess Collections over Distributions                                                              $0.00

Check for Error                                                                                                  NO ERROR
Sum of Above Distributions                                                                                       $12,472,550.71
Total Distribution Amount plus Releases to Seller                                                                $12,472,550.71


                                  Page 9 of 11

CASE EQUIPMENT LOAN TRUST 1999-A
SERVICER'S CERTIFICATE

$75,550,000 Class A-1 4.950% Asset Backed Notes due April 7, 2000
$294,000,000 Class A-2 5.285% Asset Backed Notes due September 15, 2002
$137,000,000 Class A-3 5.600% Asset Backed Notes due July 15, 2003
$221,950,000 Class A-4 5.770% Asset Backed Notes due August 15, 2005
  $31,000,000 Class B  5.960% Asset Backed Notes due August 15, 2005
$15,500,000  5.960% Asset Backed Certificates

Payment Date:                                                                                                             16-Jul-01
(1)  Total Distribution Amount:                                                                                      $12,394,217.95

(2)  Administration Fee:                                                                                                    $166.67

(3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                                                      $0.00

(4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                                                       $0.00

(5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                                                      $0.00

(6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                                                       $0.00

(7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:                                                 $77,459.84

(8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                                                       $0.00

(9)  Noteholders' Interest Distributable Amount applicable to A-4 Notes:                                              $1,067,209.58

(10)  Noteholders' Interest Carryover Shortfall applicable to A-4 Notes:                                                      $0.00

(11)  Noteholders' Interest Distributable Amount applicable to B Notes:                                                  $52,574.09

(12)  Noteholders' Interest Carryover Shortfall applicable to B Notes:                                                        $0.00

(13)  Offered Noteholders' Interest Distributable Amount'                                                             $1,197,243.51
        deposited into Note Distribution Account:

(14)  A-1 Noteholders' Monthly Principal Distributable Amount:                                                                $0.00

(15)  % of Principal Distribution Amount applicable to A-1 Noteholders                                                        0.00%

(16)  A-1 Noteholders' Principal Carryover Shortfall:                                                                         $0.00

(17)  A-1 Noteholders' Principal Distributable Amount:                                                                        $0.00

(18)  A-2 Noteholders' Monthly Principal Distributable Amount:                                                                $0.00

(19)  % of Principal Distribution Amount applicable to A-2 Noteholders                                                        0.00%

(20)  A-2 Noteholders' Principal Carryover Shortfall:                                                                         $0.00

(21)  A-2 Noteholders' Principal Distributable Amount:                                                                        $0.00

(22)  A-3 Noteholders' Monthly Principal Distributable Amount:                                                       $10,824,134.91

(23)  % of Principal Distribution Amount applicable to A-3 Noteholders                                                       96.00%

(24)  A-3 Noteholders' Principal Carryover Shortfall:                                                                         $0.00

(25)  A-3 Noteholders' Principal Distributable Amount:                                                               $10,824,134.91

(26)  A-4 Noteholders' Monthly Principal Distributable Amount:                                                                $0.00

(27)  % of Principal Distribution Amount applicable to A-4 Noteholders                                                        0.00%

(28)  A-4 Noteholders' Principal Carryover Shortfall:                                                                         $0.00

(29)  A-4 Noteholders' Principal Distributable Amount:                                                                        $0.00

(30)  B Noteholders' Monthly Principal Distributable Amount:                                                            $451,005.62

(31)  % of Principal Distribution Amount applicable to B Noteholders                                                          4.00%

(32)  B Noteholders' Principal Carryover Shortfall:                                                                           $0.00

(33)  B Noteholders' Principal Distributable Amount:                                                                    $451,005.62

(34)  Noteholders' Principal Distribution Amount:                                                                    $11,275,140.53

(35)  Noteholders' Distributable Amount:                                                                             $12,472,384.04

(36)  Deposit to Spread Account (from excess collections):                                                                    $0.00

(37)  Specified Spread Account Balance (after all distributions and adjustments) :                                   $15,500,015.62
    The Lesser of:

    (a) 2.00% of the Initial Pool Balance                                                                            $15,500,015.62

    (b) the Note Balance                                                                                            $237,858,784.53

(38)  Spread Account Balance over the Specified Spread Account Balance:                                                       $0.00

(39)  Certificateholders' Interest Distributable Amount:                                                                      $0.00

(40)  Certificateholders' Interest Carryover Shortfall:                                                                 $232,098.94

(41)  % of Principal Distribution Amount applicable to Certificat holders                                                     0.00%

(42) Certificateholders' Principal Distributable Amount applicable to current period                                          $0.00

(43)  Certificateholders' Principal Carryover Shortfall:                                                                      $0.00

(44)  Certificateholders' Principal Distributable Amount:                                                                     $0.00

(45)  Certificateholders' Distributable Amount:                                                                               $0.00

(46)  Servicing Fee:                                                                                                          $0.00

(47)  Excess Amounts Distributed To Seller:
    (a) Release of Remaining Excess Distributions                                                                             $0.00
    (b) Release of Excess Amount in Negative Carry Account                                                                    $0.00
    (c) Release of Excess Amount in Yield Supplement Account                                                                  $0.00

(48)  Amount to be withdrawn from the Spread Account and deposited
    into the Note Distribution Account                                                                                   $78,332.76

(49)  Pool Balance as of the opening of business on the first day of
           the Collection Period in which the Payment Date occurs:                                                  $264,634,706.04


                                 Page 10 of 11

(50)  After giving effect to all distributions on such Payment Date:
           Outstanding Principal Balance of A-1 Notes:                                                                        $0.00
           A-1 Note Pool Factor:                                                                                          0.0000000

           Outstanding Principal Balance of A-2 Notes:                                                                        $0.00
           A-2 Note Pool Factor:                                                                                          0.0000000

           Outstanding Principal Balance of A-3 Notes:                                                                $5,774,401.91
           A-3 Note Pool Factor:                                                                                          0.0421489

           Outstanding Principal Balance of A-4 Notes:                                                              $221,950,000.00
           A-4 Note Pool Factor:                                                                                          1.0000000

           Outstanding Principal Balance of B Notes:                                                                 $10,134,382.62
           B Note Pool Factor:                                                                                            0.3269156

           Outstanding Principal Balance of the Certificates:                                                        $15,500,000.00
           Certificate Pool Factor:                                                                                       1.0000000

(51)  Aggregate Purchase Amounts for related Collection Period:                                                               $0.00

(52)  Aggregate Amount of Realized Losses for the related Collection Period:                                            $761,377.23

(53)  Spread Account Balance after giving effect to all distributions:                                               $15,026,296.28

CASE EQUIPMENT LOAN TRUST 1999-B
$68,629,000 Class A-1 5.674% Asset Backed Notes due September 15, 2000 $300,000,000 Class A-2 6.330% Asset Backed Notes due October 15, 2003 $100,000,000 Class A-3 6.660% Asset Backed Notes due June 15, 2004 $182,371,000
Class A-4 6.900% Asset Backed Notes due June 15, 2006
  $31,500,000 Class B  7.050% Asset Backed Notes due June 15, 2006
$17,500,000  7.050% Asset Backed Certificates


Prepared by  Shawn Ostrowski (262) 636 - 5284

                                                  199070             199074                 199073                199075
                                           -----------------------------------------------------------------------------------
NPV Data Input Section                              05-Jul-01          05-Jul-01              05-Jul-01            05-Jul-01
                                           -----------------------------------------------------------------------------------
Scheduled cash flows as of the                Pool 1A (Retail)      Pool 1B (FPL)     Pool 1C (Forestry)     Pool 1D (Trucks)
                                                 7,974,216.54       1,872,165.76           1,411,019.97         3,151,679.39
                                                 2,789,158.28         488,099.43             304,048.05           693,169.51
                                                 2,893,060.15         537,412.51             307,708.41           704,543.18
                                                 2,746,978.43         577,449.64             304,680.20           690,112.02
                                                 2,977,276.93         572,550.96             306,385.23           685,984.59
                                                 3,793,800.67         609,425.50             303,252.26           685,052.55
                                                 3,191,841.34         599,211.18             299,709.37           663,618.17
                                                 2,641,975.46         497,441.59             300,679.57           670,838.08
                                                 2,755,954.88         615,692.50             296,111.75           626,160.43
                                                 3,204,078.60         803,310.58             253,563.86           637,929.53
                                                 5,159,239.63         687,070.04             282,127.45           672,700.30
                                                 7,273,987.73         505,531.15             231,228.81           695,912.51
                                                 5,377,721.49         528,695.12             212,444.95           599,001.84
                                                 2,183,936.59         438,342.28             212,810.96           577,925.04
                                                 2,231,703.94         468,964.52             216,602.75           569,391.78
                                                 2,056,451.34         480,407.62             196,574.63           550,462.81
                                                 2,246,462.88         517,541.22             202,654.31           539,576.68
                                                 2,838,472.37         530,145.49             199,897.04           515,511.14
                                                 2,497,989.35         499,819.86             199,599.17           490,222.74
                                                 1,977,559.32         381,275.25             191,351.67           503,376.62
                                                 1,948,938.45         472,295.64             186,765.19           463,630.21
                                                 2,092,750.10         576,017.06             156,791.90           434,975.48
                                                 3,245,333.66         541,790.29             114,114.59           425,798.59
                                                 4,991,158.50         339,715.23              77,624.50           403,295.59
                                                 3,388,845.12         343,794.52              90,773.27           358,100.86
                                                 1,118,867.99         257,613.22              54,499.79           342,354.21
                                                 1,147,357.06         274,449.53              60,876.96           343,792.53
                                                 1,024,864.21         279,496.62              36,902.48           300,728.71
                                                 1,149,152.62         317,350.23              35,053.31           295,092.41
                                                 1,582,511.83         357,032.89              35,053.31           290,610.69
                                                 1,346,909.38         255,842.66              35,053.31           237,551.68
                                                 1,043,361.79         320,617.99              35,053.31           260,783.95
                                                   911,277.22         236,344.52              25,959.27           246,672.63
                                                 1,002,655.36         334,736.84              20,665.76           263,210.74
                                                 1,706,843.50         323,602.90              16,245.35           223,432.99
                                                 3,171,916.67         122,437.50               6,712.26           191,405.27
                                                 1,859,611.21         139,721.40               3,968.10           145,753.22
                                                   314,561.15          16,353.74                   0.00            81,385.39
                                                   245,537.40          57,611.26               9,678.40            64,589.24
                                                   125,488.48           1,449.40               4,255.10            40,427.82
                                                   164,319.19           1,449.40               5,530.92            17,431.74
                                                   164,615.23           1,449.40                   0.00            17,161.77
                                                    60,068.29               0.00                   0.00             8,343.73
                                                    23,004.74               0.00                   0.00            12,182.53
                                                    52,719.71               0.00                   0.00             8,343.73
                                                    93,444.36               0.00                   0.00            17,295.89
                                                    84,212.59               0.00                   0.00           192,337.79
                                                    36,113.44               0.00                   0.00                 0.00
                                                         0.00               0.00                   0.00                 0.00
                                                         0.00               0.00                   0.00                 0.00
                                                         0.00               0.00                   0.00                 0.00
                                                         0.00               0.00                   0.00                 0.00
                                                         0.00               0.00                   0.00                 0.00
                                                    16,368.52               0.00                   0.00                 0.00
                                                         0.00               0.00                   0.00                 0.00
                                                         0.00               0.00                   0.00                 0.00
                                                         0.00               0.00                   0.00                 0.00
                                                         0.00               0.00                   0.00                 0.00
                                                         0.00               0.00                   0.00                 0.00
                                                         0.00               0.00                   0.00                 0.00
                                                         0.00               0.00                   0.00                 0.00
                                                         0.00               0.00                   0.00                 0.00
                                                         0.00               0.00                   0.00                 0.00
                                                         0.00               0.00                   0.00                 0.00
                                                         0.00               0.00                   0.00                 0.00
                                                         0.00               0.00                   0.00                 0.00
                                                         0.00               0.00                   0.00                 0.00
                                                         0.00               0.00                   0.00                 0.00
                                                         0.00               0.00                   0.00                 0.00
                                                         0.00               0.00                   0.00                 0.00
                                                         0.00               0.00                   0.00                 0.00
                                                         0.00               0.00                   0.00                 0.00
                                                         0.00               0.00                   0.00                 0.00
                                                         0.00               0.00                   0.00                 0.00
                                                         0.00               0.00                   0.00                 0.00
                                           -----------------------------------------------------------------------------------

Total Time Balance of Scheduled Cash Flows     102,924,673.69      17,781,724.44           7,244,027.49        20,609,858.30



                                                   199077            199171                  199079               199173
                                           -----------------------------------------------------------------------------------
NPV Data Input Section                              05-Jul-01          05-Jul-01              05-Jul-01            05-Jul-01
                                           -----------------------------------------------------------------------------------
Scheduled cash flows as of the                        Pool 2A            Pool 2B                 Pool 3               Pool 4
                                                 3,425,510.59          68,317.82           1,783,329.59         4,847,958.60
                                                 4,013,357.11          44,669.05           2,635,013.77         2,003,498.11
                                                 1,924,408.22          18,205.11           6,311,210.22         5,270,421.43
                                                 1,055,263.47           5,184.06           1,357,310.77         5,927,720.29
                                                 1,487,423.18           2,650.81           1,584,584.38         3,000,840.22
                                                 1,566,767.93               0.00           1,855,952.46         2,449,005.01
                                                 1,344,131.62               0.00           1,400,888.73         1,988,779.54
                                                 1,189,907.69               0.00           1,114,736.45         1,826,968.62
                                                   985,034.53               0.00           1,140,608.56         2,028,058.46
                                                 1,069,827.15               0.00             984,714.39         1,826,220.21
                                                 1,010,198.90               0.00             936,974.41         1,671,900.21
                                                 1,226,842.33               0.00             958,882.25         1,661,965.89
                                                 2,598,267.22               0.00             996,025.56         1,781,993.86
                                                 3,898,750.38               0.00           2,545,478.44         1,708,384.25
                                                 1,802,197.06               0.00           6,107,874.39         4,992,673.18
                                                   903,686.01               0.00           1,213,208.32         5,497,161.66
                                                 1,201,186.65               0.00           1,451,177.36         2,511,746.64
                                                 1,398,720.84               0.00           1,711,588.26         2,384,266.88
                                                 1,150,053.27               0.00           1,215,951.30         1,685,511.73
                                                 1,012,479.95               0.00             968,110.98         1,511,620.33
                                                   824,859.80               0.00             934,209.01         1,718,251.37
                                                   919,596.44               0.00             827,312.63         1,475,321.42
                                                   840,431.14               0.00             772,255.72         1,308,569.78
                                                 1,061,624.20               0.00             794,142.88         1,243,896.64
                                                 2,073,078.49               0.00             830,937.85         1,349,818.92
                                                 2,941,511.74               0.00           2,114,624.12         1,260,265.09
                                                 1,295,088.06               0.00           4,692,632.32         3,947,898.57
                                                   442,012.94               0.00             725,113.96         4,075,854.44
                                                   741,236.70               0.00           1,055,034.93         1,677,855.58
                                                   878,872.60               0.00           1,254,936.70         1,289,517.16
                                                   696,686.50               0.00             780,270.79           947,087.34
                                                   540,014.71               0.00             493,499.10           733,357.33
                                                   456,262.99               0.00             492,421.30           882,234.38
                                                   470,252.35               0.00             395,298.44           615,376.66
                                                   392,473.66               0.00             370,665.16           637,945.75
                                                   603,591.61               0.00             362,684.66           493,720.72
                                                 1,337,271.20               0.00             409,066.78           552,856.80
                                                 1,921,191.11               0.00           1,491,315.77           623,676.51
                                                   787,484.08               0.00           3,832,501.96         2,837,011.84
                                                    94,877.70               0.00             383,149.06         2,870,351.97
                                                   349,372.28               0.00             524,662.30           785,899.65
                                                   336,519.95               0.00             434,463.76           594,354.87
                                                   270,460.39               0.00             191,883.41           235,287.30
                                                    41,035.61               0.00              44,378.59            52,646.06
                                                    14,740.11               0.00              34,104.71            93,814.85
                                                    38,352.83               0.00              23,407.94            25,009.19
                                                    32,538.15               0.00              31,644.54             8,477.97
                                                   235,959.64               0.00              15,644.27            10,006.41
                                                   319,783.27               0.00               8,749.51            24,142.77
                                                         0.00               0.00             211,408.59            52,886.78
                                                    21,523.50               0.00              13,417.52           483,208.49
                                                         0.00               0.00                   0.00                 0.00
                                                         0.00               0.00                   0.00                 0.00
                                                         0.00               0.00                   0.00            20,285.76
                                                         0.00               0.00                   0.00             7,962.75
                                                         0.00               0.00                   0.00                 0.00
                                                         0.00               0.00                   0.00                 0.00
                                                         0.00               0.00                   0.00                 0.00
                                                         0.00               0.00                   0.00                 0.00
                                                         0.00               0.00                   0.00                 0.00
                                                         0.00               0.00                   0.00                 0.00
                                                         0.00               0.00                   0.00                 0.00
                                                         0.00               0.00                   0.00                 0.00
                                                         0.00               0.00                   0.00                 0.00
                                                         0.00               0.00                   0.00                 0.00
                                                         0.00               0.00                   0.00                 0.00
                                                         0.00               0.00                   0.00                 0.00
                                                         0.00               0.00                   0.00                 0.00
                                                         0.00               0.00                   0.00                 0.00
                                                         0.00               0.00                   0.00                 0.00
                                                         0.00               0.00                   0.00                 0.00
                                                         0.00               0.00                   0.00                 0.00
                                                         0.00               0.00                   0.00                 0.00
                                                         0.00               0.00                   0.00                 0.00
                                                         0.00               0.00                   0.00                 0.00
                                           -----------------------------------------------------------------------------------

Total Time Balance of Scheduled Cash Flows      55,242,717.85         139,026.85          62,819,458.87        89,511,546.24



                                  Page 1 of 12


CASE EQUIPMENT LOAN TRUST 1999-B
$68,629,000 Class A-1 5.674% Asset Backed Notes due September 15, 2000
$300,000,000 Class A-2 6.330% Asset Backed Notes due October 15, 2003
$100,000,000 Class A-3 6.660% Asset Backed Notes due June 15, 2004
$182,371,000 Class A-4 6.900% Asset Backed Notes due June 15, 2006
  $31,500,000 Class B  7.050% Asset Backed Notes due June 15, 2006
$17,500,000  7.050% Asset Backed Certificates

Prepared by  Shawn Ostrowski (262) 636 - 5284

Scheduled Payment Date                                                                                                   15-Jul-01
Actual Payment Date                                                                                                      16-Jul-01
Collection Period Begin Date                                                                                             06-Jun-01
Collection Period End Date                                                                                               05-Jul-01
Days in accrual period (30/360)                                                                                                 30
Days in accrual period (ACT/360)                                                                                                31

PART I -- MONTHLY DATA INPUT

 Receipts During the Period                                                                                         $16,930,489.06

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                                                                  $0.00
    Government obligors                                                                                                      $0.00
          Total Warranty Repurchases                                                                                         $0.00

Total Collections For The Period                                                                                    $16,930,489.06

Total Collection                                                                                                    $16,930,489.06
Negative Carry Withdrawls                                                                                                    $0.00
Yield Supplement Withdrawals                                                                                                 $0.00

Reinvestment Income (including Pre-Funding Account, Spread Account (and YSA if any))                                    $68,589.37
Pre-Funding Account Reinvestment Income                                                                                      $0.00

      Total Distribution Amount                                                                                     $16,999,078.43

MISCELLANEOUS DATA

      TOTAL COLLATERAL
    Scheduled Amounts 30 - 59 days past due                                                                         $10,158,721.22
    Scheduled Amounts 60 days or more past due                                                                       $3,571,336.09
    Net Losses on Liquidated Receivables                                                                               $787,370.79
    Number of Loans at Beginning of Period                                                                                  15,995
    Number of Loans at End of Period                                                                                        15,573
    Repossessed Equipment not Sold or Reassigned (Beginning)                                                         $5,712,608.79
    Repossessed Equipment not Sold or Reassigned (End)                                                               $5,469,485.68


                                  Page 2 of 12

CASE EQUIPMENT LOAN TRUST 1999-B
$68,629,000 Class A-1 5.674% Asset Backed Notes due September 15, 2000
$300,000,000 Class A-2 6.330% Asset Backed Notes due October 15, 2003
$100,000,000 Class A-3 6.660% Asset Backed Notes due June 15, 2004
$182,371,000 Class A-4 6.900% Asset Backed Notes due June 15, 2006
  $31,500,000 Class B  7.050% Asset Backed Notes due June 15, 2006
$17,500,000  7.050% Asset Backed Certificates

Actual Payment Date                                                                                                      16-Jul-01
Collection Period Begin Date                                                                                             06-Jun-01
Collection Period End Date                                                                                               05-Jul-01

PART II -- SUMMARY

Total Principal Balance of Notes and Certificates (Beginning of Period)                                            $336,158,136.73
      A-1 Note Beginning Principal Balance                                                                                   $0.00
      A-2 Note Beginning Principal Balance                                                                          $21,160,020.58
      A-3 Note Beginning Principal Balance                                                                         $100,000,000.00
      A-4 Note Beginning Principal Balance                                                                         $182,371,000.00
      B Note Beginning Principal Balance                                                                            $15,127,116.15
      Certificate Beginning Principal Balance                                                                       $17,500,000.00

Total Principal Balance of Notes and Certificates (End of Period)                                                  $319,892,685.15
      A-1 Note Principal Balance (End of Period)                                                                             $0.00
                  A-1 Note Pool Factor (End of Period)                                                                   0.0000000
      A-2 Note Principal Balance (End of Period)                                                                     $5,626,514.32
                  A-2 Note Pool Factor (End of Period)                                                                   0.0187550
      A-3 Note Principal Balance (End of Period)                                                                   $100,000,000.00
                  A-3 Note Pool Factor (End of Period)                                                                   1.0000000
      A-4 Note Principal Balance (End of Period)                                                                   $182,371,000.00
                  A-4 Note Pool Factor (End of Period)                                                                   1.0000000
      B Note Principal Balance (End of Period)                                                                      $14,395,170.83
                  B Note Pool Factor (End of Period)                                                                     0.4569896
      Certificate Principal Balance (End of Period)                                                                 $17,500,000.00
                  Certificate Pool Factor (End of Period)                                                                1.0000000

CONTRACT VALUE DECLINE                                                                                              $16,265,451.58
      Pool Balance (Beg. of Collection Period)                                                                     $336,158,136.73
      Pool Balance (End of Collection Period)                                                                      $319,892,685.15

Total Distribution Amount (TDA)                                                                                     $16,999,078.43
      Total Collections and Investment Income for the Period                                                        $16,999,078.43
      Negative Carry Amount                                                                                                  $0.00

Principal Distribution Amount  (PDA)                                                                                $16,265,451.58

Principal Allocation to Notes and Certificates                                                                      $16,265,451.58
      A-1 Noteholders' Principal Distributable Amount                                                                        $0.00
      A-2 Noteholders' Principal Distributable Amount                                                               $15,533,506.26
      A-3 Noteholders' Principal Distributable Amount                                                                        $0.00
      A-4 Noteholders' Principal Distributable Amount                                                                        $0.00
      B Noteholders' Principal Distributable Amount                                                                    $731,945.32
      Certificateholders' Principal Distributable Amount                                                                     $0.00

Interest Distributable Amount                                                                                        $2,536,621.10
      Noteholders' Interest Distributable Amount applicable to A-1 Notes                                                     $0.00
      Noteholders' Interest Distributable Amount applicable to A-2 Notes                                               $111,619.11
      Noteholders' Interest Distributable Amount applicable to A-3 Notes                                               $555,000.00
      Noteholders' Interest Distributable Amount applicable to A-4 Notes                                             $1,048,633.25
      Noteholders' Interest Distributable Amount applicable to B Notes                                                  $88,871.81
      Certificateholders' Interest Distributable Amount                                                                $732,496.93

Spread Account
      Beginning Spread Account Balance                                                                               $8,999,458.16
      Deposit to Spread Account from Pre-Funding Account                                                                     $0.00
      Deposit to Spread Account from Excess Collections over Distributions                                                   $0.00
      Distribution from Spread Account for Interest / Principal Shortfall                                            $1,070,663.99

      Specified Spread Account Balance                                                                              $14,000,005.12
      Ending Spread Account Balance (after distributions)                                                            $7,928,794.17

Credit Enhancement                                                                                                           2.48%
      Spread account % of Ending Pool Balance                                                                                2.48%
      Overcollateralization % of Ending Pool Balance                                                                         0.00%

      Scheduled Amounts 30 - 59 days past due                                                                       $10,158,721.22
                     as % of Ending Pool Balance                                                                             3.18%
      Scheduled Amounts 60 days or more past due                                                                     $3,571,336.09
                     as % of Ending Pool Balance                                                                             1.12%
      Net Losses on Liquidated Receivables                                                                             $787,370.79
                     as % of Ending Pool Balance                                                                             0.25%

                                  Page 3 of 12


      PART III -- SERVICING CALCULATIONS                                                                                  16-Jul-01

      1.  SOURCES AND USES OF COLLECTION ACCOUNT BALANCE    Pool 1A (Retail)   Pool 1B (FPL)   Pool 1C (Forestry)  Pool 1D (Trucks)

      Wtd. Avg. APR                                                  8.911%           8.911%              8.911%             8.911%
      Contract Value (Beg. of Collection Period), by
        origination pool                                    $100,472,992.95    $7,102,746.39      $17,031,636.63     $19,970,301.38
      Contract Value  (End of Collection Period), by
        origination pool                                     $92,483,895.58   $16,078,032.98       $6,767,939.55     $18,770,950.49
                                                            ---------------   --------------      --------------    ---------------
      Contract Value Decline                                  $7,989,097.37   ($8,975,286.59)     $10,263,697.08      $1,199,350.89
                                                                      7.95%         -126.36%              60.26%              6.01%
      Initial Pool Balance                                  $700,000,255.78
      Pool Balance (End of Collection Period)               $319,892,685.15

      Collections and Investment Income for the period       $16,999,078.43
      Negative Carry Amount                                           $0.00

      Total Distribution Amount (TDA)                        $16,999,078.43
      One-Time adjustment to Dec-15-99 PDA
      Principal Distribution Amount  (PDA)                   $16,265,451.58

      Initial B Percentage                                           4.500%
      Unscheduled Principal (per pool)                                $0.00            $0.00       $7,950,654.75              $0.00
      Total Unscheduled Principal                            $62,855,009.75


      1.  SOURCES AND USES OF COLLECTION ACCOUNT BALANCE            Pool 2A          Pool 2B             Pool 3             Pool 4

      Wtd. Avg. APR                                                  8.300%           8.300%              8.156%             8.506%
      Contract Value (Beg. of Collection Period), by
        origination pool                                     $51,341,553.57   $57,539,038.99         $147,948.91     $82,551,917.91
      Contract Value  (End of Collection Period), by
        origination pool                                     $49,501,235.19      $138,292.58      $56,161,723.00     $79,990,615.78
                                                             --------------    ------------ -    ----------------    --------------
      Contract Value Decline                                  $1,840,318.38   $57,400,746.41     ($56,013,774.09)     $2,561,302.13
                                                                      3.58%           99.76%         -37860.21%               3.10%
      Initial Pool Balance
      Pool Balance (End of Collection Period)

      Collections and Investment Income for the period
      Negative Carry Amount

      Total Distribution Amount (TDA)
      One-Time adjustment to Dec-15-99 PDA
      Principal Distribution Amount  (PDA)

      Initial B Percentage
      Unscheduled Principal (per pool)                                $0.00   $54,904,355.00               $0.00              $0.00
      Total Unscheduled Principal

      2.  CALCULATION OF DISTRIBUTABLE AMOUNTS

      A-1 Note Beginning Principal Balance                                                                                   $0.00
      A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                                       $0.00
      A-1 Noteholders' Share of the Principal Distribution Amount                                                            0.00%
      A-1 Noteholders' Principal Distributable Amount                                                                        $0.00

      Principal Distribution Amount Remaining                                                                       $16,265,451.58

      A-2 Note Beginning Principal Balance                                                                          $21,160,020.58
      A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                                       $0.00
      A-2 Noteholders' Share of the Principal Distribution Amount                                                           95.50%
      A-2 Noteholders' Principal Distributable Amount                                                               $15,533,506.26

      Principal Distribution Amount Remaining                                                                          $731,945.32

      A-3 Note Beginning Principal Balance                                                                         $100,000,000.00
      A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                                       $0.00
      A-3 Noteholders' Share of the Principal Distribution Amount                                                            0.00%
      A-3 Noteholders' Principal Distributable Amount                                                                        $0.00

      Principal Distribution Amount Remaining                                                                          $731,945.32

      A-4 Note Beginning Principal Balance                                                                         $182,371,000.00
      A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                                                       $0.00
      A-4 Noteholders' Share of the Principal Distribution Amount                                                            0.00%
      A-4 Noteholders' Principal Distributable Amount                                                                        $0.00

      Principal Distribution Amount Remaining                                                                          $731,945.32

      B Note Beginning Principal Balance                                                                            $15,127,116.15
      B Noteholders' Principal Carryover Shortfall (Previous Period)                                                         $0.00
      B Noteholders' Share of the Principal Distribution Amounts                                                             4.50%
      B Noteholders' Principal Distributable Amount                                                                    $731,945.32

      Principal Distribution Amount Remaining                                                                                $0.00

      Certificate Beginning Principal Balance                                                                       $17,500,000.00
      Certificateholders' Principal Carryover Shortfall (Previous Period)                                                    $0.00
      Certificateholders' Share of the Principal Distribution Amounts                                                        0.00%
      Certificateholders' Principal Distributable Amount                                                                     $0.00

      Interest Accrued on Class A-1 Notes this period                                                                        $0.00
      Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                                    $0.00
      Interest Due (in Arrears) on above Shortfall                                                                           $0.00
      Noteholders' Interest Distributable Amount applicable to A-1 Notes                                                     $0.00

      Interest Accrued on Class A-2 Notes this period                                                                  $111,619.11
      Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                                    $0.00
      Interest Due (in Arrears) on above Shortfall                                                                           $0.00
      Noteholders' Interest Distributable Amount applicable to A-2 Notes                                               $111,619.11

      Interest Accrued on Class A-3 Notes this period                                                                  $555,000.00
      Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                                    $0.00
      Interest Due (in Arrears) on above Shortfall                                                                           $0.00
      Noteholders' Interest Distributable Amount applicable to A-3 Notes                                               $555,000.00

      Interest Accrued on Class A-4 Notes this period                                                                $1,048,633.25
      Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes                                    $0.00
      Interest Due (in Arrears) on above Shortfall                                                                           $0.00
      Noteholders' Interest Distributable Amount applicable to A-4 Notes                                             $1,048,633.25

      Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                                              $1,715,252.36
      Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                                    $0.00
      Interest Due (in Arrears) on above Shortfall                                                                           $0.00
      Offered Noteholders' Interest Distributable Amount                                                             $1,715,252.36

      Interest Accrued on Class B Notes this period                                                                     $88,871.81
      Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                                      $0.00
      Interest Due (in Arrears) on above Shortfall                                                                           $0.00
      Noteholders' Interest Distributable Amount applicable to B Notes                                                  $88,871.81

      Interest Accrued on Certificates this period                                                                     $102,812.50
      Certificateholders' Interest Carryover Shortfall (Previous Period)                                               $626,006.64
      Interest Due (in Arrears) on Above Shortfall                                                                       $3,677.79
      Certificateholders' Interest Distributable Amount                                                                $732,496.93


                                  Page 4 of 12

      3.  ALLOCATION OF DISTRIBUTION AMOUNTS

      A. TOTAL DISTRIBUTION AMOUNT (TDA)                                                                            $16,999,078.43

      Administration Fee Shortfall (Previous Period)                                                                         $0.00
      Administration Fee Accrued during this Period                                                                        $166.67
      Administration Fee Paid this Period from TDA                                                                         $166.67
      Administration Fee Shortfall                                                                                           $0.00

      Total Distribution Amount Remaining                                                                           $16,998,911.76

      Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                                    $0.00
      Interest Due (in Arrears) on above Shortfall                                                                           $0.00
      Interest Accrued on Class A-1 Notes this period                                                                        $0.00
      Noteholders' Interest applicable to A-1 Notes Paid this Period from TDA                                                $0.00
      Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                         $0.00

      Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                                    $0.00
      Interest Due (in Arrears) on above Shortfall                                                                           $0.00
      Interest Accrued on Class A-2 Notes this period                                                                  $111,619.11
      Noteholders' Interest applicable to A-2 Notes Paid this Period from TDA                                          $111,619.11
      Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                         $0.00

      Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                                    $0.00
      Interest Due (in Arrears) on above Shortfall                                                                           $0.00
      Interest Accrued on Class A-3 Notes this period                                                                  $555,000.00
      Noteholders' Interest applicable to A-3 Notes Paid this Period from TDA                                          $555,000.00
      Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                         $0.00

      Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes                                    $0.00
      Interest Due (in Arrears) on above Shortfall                                                                           $0.00
      Interest Accrued on Class A-4 Notes this period                                                                $1,048,633.25
      Noteholders' Interest applicable to A-4 Notes Paid this Period from TDA                                        $1,048,633.25
      Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                         $0.00

      Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                                    $0.00
      Interest Due (in Arrears) on above Shortfall                                                                           $0.00
      Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                                              $1,715,252.36
      Offered Noteholders' Interest Paid this Period from TDA                                                        $1,715,252.36
      Preliminary A Noteholders' Interest Carryover Shortfall (Current Period)                                               $0.00

      Total Distribution Amount Remaining                                                                           $15,283,659.40

      Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                                      $0.00
      Interest Due (in Arrears) on above Shortfall                                                                           $0.00
      Interest Accrued on Class B Notes this period                                                                     $88,871.81
      Noteholders' Interest applicable to B Notes Paid this Period from TDA                                             $88,871.81
      Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                           $0.00

      Total Distribution Amount Remaining                                                                           $15,194,787.59

      A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                                       $0.00
      A-1 Noteholders' Monthly Principal Distributable Amount                                                                $0.00
      A-1 Noteholders' Principal Distributable Amount Paid from TDA                                                          $0.00
      Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                            $0.00

      Total Distribution Amount Remaining                                                                           $15,194,787.59

      A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                                       $0.00
      A-2 Noteholders' Monthly Principal Distributable Amount                                                       $15,533,506.26
      A-2 Noteholders' Principal Distributable Amount Paid from TDA                                                 $15,194,787.59
      Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                      $338,718.67

      Total Distribution Amount Remaining                                                                                    $0.00

      A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                                       $0.00
      A-3 Noteholders' Monthly Principal Distributable Amount                                                                $0.00
      A-3 Noteholders' Principal Distributable Amount Paid from TDA                                                          $0.00
      Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                            $0.00

      Total Distribution Amount Remaining                                                                                    $0.00

      A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                                                       $0.00
      A-4 Noteholders' Monthly Principal Distributable Amount                                                                $0.00
      A-4 Noteholders' Principal Distributable Amount Paid from TDA                                                          $0.00
      Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                            $0.00

      Total Distribution Amount Remaining                                                                                    $0.00

      B Noteholders' Principal Carryover Shortfall (Previous Period)                                                         $0.00
      B Noteholders' Monthly Principal Distributable Amount                                                            $731,945.32
      B Noteholders' Principal Distributable Amount Paid from TDA                                                            $0.00
      Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                        $731,945.32

      Total Excess Distribution Amount Remaining                                                                             $0.00

      4.  RECONCILIATION OF PRE-FUNDING ACCOUNT

      Beginning Pre-Funding Account Balance                                                                                  $0.00

      New Collateral Purchased                                                                                               $0.00
      Deposit to Spread Account                                                                                              $0.00
      Deposit to Yield Supplement Account (will be necessary only if required by rating agencies)                            $0.00
                                                                                                                             -----
      Payment to Seller                                                                                                      $0.00

      Ending Pre-Funding Account Balance                                                                                     $0.00

      Excess Pre-Funded Amount/(Payment to Seller)                                                                           $0.00

      Adjusted Ending Pre-Funding Account Balance                                                                            $0.00


                                  Page 5 of 12


      5.  RECONCILIATION OF NEGATIVE CARRY ACCOUNT

      Beginning Negative Carry Account Balance                                                                               $0.00
      Negative Carry                                                                                                    4.2939549%
      Number of Days Remaining                                                                                                0.00

      Pre-Funded Percentage                                                                                                 0.000%
      Negative Carry Withdrawls                                                                                              $0.00
      Cumulative Negative Carry Withdrawls                                                                                   $0.00
      Maximum Negative Carry Amount                                                                                          $0.00
      Required Negative Carry Account Balance                                                                                $0.00
      Interim Ending Negative Carry Account Balance                                                                          $0.00
      Negative Carry Amount Released to Seller                                                                               $0.00

      Ending Negative Carry Account Balance                                                                                  $0.00

      6.  RECONCILATION OF YIELD SUPPLEMENT ACCOUNT - ONLY NECESSARY IF REQUIRED BY RATING AGENCIES

      Beginning Yield Supplement Account Balance                                                                             $0.00
      Deposit to Yield Supplement Account from Pre-Funding Account                                                           $0.00
      Receivables Percentage                                                                                                 0.00%
      Withdrawal of Yield Supplement Amount                                                                                  $0.00
      Maximum Yield Supplement Amount                                                                                        $0.00
      Required Yield Supplement Amount                                                                                       $0.00
      Interim Yield Supplement Account Balance                                                                               $0.00
      Yield Supplement Amount Released to Seller                                                                             $0.00

      Ending Yield Supplement Account Balance                                                                                $0.00

      7.  DISTRIBUTIONS FROM SPREAD ACCOUNT

      Beginning Spread Account Balance                                                                               $8,999,458.16
      Deposit to Spread Account from Pre-Funding Account                                                                     $0.00
      Deposit to Spread Account from Excess Collections over Distributions                                                   $0.00

      Distribution from Spread Account to Noteholders' Distr. Account                                                $1,070,663.99
      Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                  $0.00
      Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                  $0.00
      Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                  $0.00
      Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                  $0.00
      Remaining Distribution from Spread Account to Noteholders' Distr. Account                                      $1,070,663.99

      Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                    $0.00
      Remaining Distribution from Spread Account to Noteholders' Distr. Account                                      $1,070,663.99

      Adj to Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                     $0.00
      Adj to Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                               $338,718.67
      Adj to Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                     $0.00
      Adj to Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                     $0.00
      Remaining Distribution from Spread Account to Noteholders' Distr. Account                                        $731,945.32

      Adj to Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                 $731,945.32

      Preliminary Spread Account Balance Remaining                                                                   $7,928,794.17

      Cumulative Realized Losses since 28-February-99 (Cut-off Date)                                                $14,549,275.72
      Are Cum. Realized Losses GREATER THAN 2.25% of Initial Pool Balance?                                                      NO
      12*(Realized Losses during Collection Period) + Repos at end of Collection Period                             $14,917,935.16
      Is 12*Realized Losses + Unliq. Repos GREATER THAN 1.65% of Beg. Pool Balance?                                            YES
      60 day or GREATER THAN Delinquent Scheduled Amounts                                                            $3,571,336.09
      Are 60 day or GREATER THAN Delinquencies GREATER THAN 2.25% of Ending Pool Balance?                                       NO
      Are any of the three conditions "YES"?                                                                                   YES

      Preliminary A-1 Note Principal Balance (End of Period)                                                                 $0.00
      Preliminary A-2 Note Principal Balance (End of Period)                                                         $5,626,514.32
      Preliminary A-3 Note Principal Balance (End of Period)                                                       $100,000,000.00
      Preliminary A-4 Note Principal Balance (End of Period)                                                       $182,371,000.00
      Preliminary B Note Principal Balance (End of Period)                                                          $14,395,170.83
      Preliminary Total Principal Balance of Notes  (End of Period)                                                $302,392,685.15

      Specified Spread Account Balance                                                                               14,000,005.12
      Lesser of:
      (a) 2.50% of the Initial Pool Balance during Pre-Fund, 2.0% Thereafter                                         14,000,005.12

      (b) the Note Balance                                                                                          302,392,685.15

      Preliminary Spread Account Balance Remaining                                                                   $7,928,794.17
      Preliminary Excess Amount in Spread Account                                                                            $0.00
      Preliminary Shortfall Amount in Spread Account                                                                 $6,071,210.95

      Deposit to Spread Account from Remaing Excess Distribution                                                             $0.00

      Spread Account Excess                                                                                                  $0.00
         release of required 50bp from Spread Account                                                                        $0.00

      Ending Spread Account Balance (after distributions)                                                            $7,928,794.17
      Net Change in Spread Account Balance                                                                          ($1,070,663.99)


                                  Page 6 of 12

      8. CERTIFICATE DISTRIBUTIONS AND SERVICING FEES

      Total Excess Distribution Amount Remaining                                                                             $0.00

      Certificateholders' Interest Carryover Shortfall (Previous Period)                                               $626,006.64
      Interest Due (in Arrears) on Above Shortfall                                                                       $3,677.79
      Interest Accrued on Certificates this period                                                                     $102,812.50
      Certificateholders' Interest Paid from Excess Distribution                                                             $0.00
      Preliminary Certificateholders' Interest Carryover Shortfall (Current Period)                                    $732,496.93

      Total Excess Distribution Amount Remaining                                                                             $0.00

      Certificateholders' Principal Carryover Shortfall (Previous Period)                                                    $0.00
      Certificateholders' Principal Distributable Amount applicable to current period                                        $0.00
      Certificateholders' Principal Distributable Amount Paid from Excess Distrbution                                        $0.00
      Preliminary Certificateholders' Principal Carryover Shortfall (Current Period)                                         $0.00

      Total Excess Distribution Amount Remaining                                                                             $0.00

      Servicing Fee Shortfall (Previous Period)                                                                       3,224,096.09
      Servicing Fees Accrued during this Period                                                                        $280,131.78
      Servicing Fees Paid this Period Excess Distribution                                                                    $0.00
      Adjustment to Servicing Fee                                                                                            $0.00
      Adjustment to Excess Distribution Amount Remaining                                                                     $0.00
      Servicing Fee Shortfall                                                                                        $3,504,227.87

      Total Excess Distribution Amount Remaining                                                                             $0.00

      9.  ENDING BALANCES

      Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                                     $0.00
      Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                                     $0.00
      Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                                     $0.00
      Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                                     $0.00
      Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                                       $0.00
      A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                                        $0.00
      A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                                        $0.00
      A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                                        $0.00
      A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                                        $0.00
      B Noteholders' Principal Carryover Shortfall (Current Period)                                                          $0.00
      Certificateholders' Interest Carryover Shortfall  (Ending Balance)                                               $732,496.93
      Certificateholders' Principal Carryover Shortfall  (Ending Balance)                                                    $0.00

      A-1 Note Principal Balance (End of Period)                                                                             $0.00
      A-2 Note Principal Balance (End of Period)                                                                     $5,626,514.32
      A-3 Note Principal Balance (End of Period)                                                                   $100,000,000.00
      A-4 Note Principal Balance (End of Period)                                                                   $182,371,000.00
      B Note Principal Balance (End of Period)                                                                      $14,395,170.83
      Certificate Principal Balance (End of Period)                                                                 $17,500,000.00
      Total Principal Balance of Notes and Certificates (End of Period)                                            $319,892,685.15

      A-1 Note Pool Factor (End of Period)                                                                               0.0000000
      A-2 Note Pool Factor (End of Period)                                                                               0.0187550
      A-3 Note Pool Factor (End of Period)                                                                               1.0000000
      A-4 Note Pool Factor (End of Period)                                                                               1.0000000
      B Note Pool Factor (End of Period)                                                                                 0.4569896
      Certificate Pool Factor (End of Period)                                                                            1.0000000
      Total Notes & Certificates Pool Factor (End of Period)                                                             0.4569896

      Specified Spread Account Balance (after all distributions and adjustments)                                     $7,928,794.17

      Yield Supplement Account Balance (after alldistributions and adjustment):                                              $0.00


                                  Page 7 of 12


CASE EQUIPMENT LOAN TRUST 1999-B
STATEMENT TO NOTEHOLDERS

$68,629,000 Class A-1 5.674% Asset Backed Notes due September 15, 2000
$300,000,000 Class A-2 6.330% Asset Backed Notes due October 15, 2003
$100,000,000 Class A-3 6.660% Asset Backed Notes due June 15, 2004
$182,371,000 Class A-4 6.900% Asset Backed Notes due June 15, 2006
  $31,500,000 Class B  7.050% Asset Backed Notes due June 15, 2006
$17,500,000  7.050% Asset Backed Certificates

Payment Date:                                                                                                            16-Jul-01

(1)  Amount of principal being paid on the Notes:

      (a)  A-1 Notes:                                                                                                        $0.00
             per $1,000 original principal amount:                                                                           $0.00

      (b)   A-2 Notes:                                                                                              $15,533,506.26
              per $1,000 original principal amount:                                                                         $51.78

      (c)   A-3 Notes:                                                                                                       $0.00
              per $1,000 original principal amount:                                                                          $0.00

      (d)   A-4 Notes:                                                                                                       $0.00
              per $1,000 original principal amount:                                                                          $0.00

      (e)   B Notes:                                                                                                   $731,945.32
              per $1,000 original principal amount:                                                                         $23.24

      (f)   Total                                                                                                   $16,265,451.58

(2) Interest on the Notes

      (a)  A-1 Notes:                                                                                                        $0.00
             per $1,000 original principal amount:                                                                           $0.00

      (b)   A-2 Notes:                                                                                                 $111,619.11
              per $1,000 original principal amount:                                                                          $0.37

      (c)  A-3 Notes:                                                                                                  $555,000.00
             per $1,000 original principal amount:                                                                           $5.55

      (d)  A-4 Notes:                                                                                                $1,048,633.25
             per $1,000 original principal amount:                                                                           $5.75

      (e)  B Notes:                                                                                                     $88,871.81
              per $1,000 original principal amount:                                                                          $2.82

      (f)   Total                                                                                                    $1,804,124.17

(3) Pool Balance at the end of the related Collection Period                                                       $319,892,685.15

(4)  After giving effect to distributions on current Payment Date:

      (a) (i)  outstanding principal amount of A-1 Notes:                                                                    $0.00
           (ii)  A-1 Note Pool Factor:                                                                                   0.0000000

      (b) (i)  outstanding principal amount of A-2 Notes:                                                            $5,626,514.32
           (ii)  A-2 Note Pool Factor:                                                                                   0.0187550

      (c) (i)  outstanding principal amount of A-3 Notes:                                                          $100,000,000.00
           (ii)  A-3 Note Pool Factor:                                                                                   1.0000000

      (d) (i)  outstanding principal amount of A-4 Notes:                                                          $182,371,000.00
           (ii)  A-4 Note Pool Factor:                                                                                   1.0000000

      (e) (i)  outstanding principal amount of B Notes:                                                             $14,395,170.83
           (ii)  B Note Pool Factor:                                                                                     0.4569896

      (f) (i)  Certificate Balance                                                                                  $17,500,000.00
           (ii)  Certificate Pool Factor:                                                                                1.0000000

(5)  Amount of Servicing Fee:                                                                                                $0.00
           per $1,000 Beginning of Collection Period:                                                                   0.00000000

(6)  Amount of Administration Fee:                                                                                         $166.67
           per $1,000 Beginning of Collection Period:                                                                   0.00049581

(7)  Aggregate Purchase Amounts for Collection Period:                                                                       $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                                           $787,370.79

(9)  Amount in Spread Account:                                                                                       $7,928,794.17

(10)  Amount in Pre-Funding Account:                                                                                         $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                                        NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                                      $0.00

(13)  Amount in Yield Supplement Account:                                                                                    $0.00


                                  Page 8 of 12

CASE EQUIPMENT LOAN TRUST 1999-B
STATEMENT TO CERTIFICATEHOLDERS

$68,629,000 Class A-1 5.674% Asset Backed Notes due September 15, 2000
$300,000,000 Class A-2 6.330% Asset Backed Notes due October 15, 2003
$100,000,000 Class A-3 6.660% Asset Backed Notes due June 15, 2004
$182,371,000 Class A-4 6.900% Asset Backed Notes due June 15, 2006
  $31,500,000 Class B  7.050% Asset Backed Notes due June 15, 2006
$17,500,000  7.050% Asset Backed Certificates

Payment Date:                                                                                                            16-Jul-01

(1)  Amount of principal being paid or distributed:

      (a)  A-1 Notes:                                                                                                        $0.00
             per $1,000 original principal amount:                                                                           $0.00

      (b)  A-2 Notes:                                                                                               $15,533,506.26
             per $1,000 original principal amount:                                                                          $51.78

      (c)  A-3 Notes:                                                                                                        $0.00
             per $1,000 original principal amount:                                                                           $0.00

      (d)  A-4 Notes:                                                                                                        $0.00
             per $1,000 original principal amount:                                                                           $0.00

      (e)  B Notes:                                                                                                    $731,945.32
             per $1,000 original principal amount:                                                                          $23.24

      (f)  Certificates:                                                                                                     $0.00
             per $1,000 original principal amount:                                                                           $0.00

      (g)  Total:                                                                                                   $16,265,451.58

(2)   Amount of interest being paid or distributed:

      (a)  A-1 Notes:                                                                                                        $0.00
             per $1,000 original principal amount:                                                                           $0.00

      (b)  A-2 Notes:                                                                                                  $111,619.11
             per $1,000 original principal amount:                                                                           $0.37

      (c)  A-3 Notes:                                                                                                  $555,000.00
             per $1,000 original principal amount:                                                                           $5.55

      (d)  A-4 Notes:                                                                                                $1,048,633.25
             per $1,000 original principal amount:                                                                           $5.75

      (e)  B Notes:                                                                                                     $88,871.81
             per $1,000 original principal amount:                                                                           $2.82

      (f)  Certificates:                                                                                                     $0.00
             per $1,000 original principal amount:                                                                           $0.00

      (g)  Total:                                                                                                    $1,804,124.17

(3)  Pool Balance at end of related Collection Period:                                                             $319,892,685.15

(4)  After giving effect to distributions on this Payment Date:

      (a) (i)  outstanding principal amount of A-1 Notes:                                                                    $0.00
           (ii)  A-1 Note Pool Factor:                                                                                   0.0000000

      (b) (i)  outstanding principal amount of A-2 Notes:                                                            $5,626,514.32
           (ii)  A-2 Note Pool Factor:                                                                                   0.0187550

      (c) (i)  outstanding principal amount of A-3 Notes:                                                          $100,000,000.00
           (ii)  A-3 Note Pool Factor:                                                                                   1.0000000

      (d) (i)  outstanding principal amount of A-4 Notes:                                                          $182,371,000.00
           (ii)  A-4 Note Pool Factor:                                                                                   1.0000000

      (e) (i)  outstanding principal amount of B Notes:                                                             $14,395,170.83
           (ii)  B Note Pool Factor:                                                                                     0.4569896

      (f) (i)  Certificate Balance                                                                                  $17,500,000.00
           (ii)  Certificate Pool Factor:                                                                                1.0000000

(5)  Amount of Servicing Fee:                                                                                                $0.00
           per $1,000 Beginning of Collection Period:                                                                    0.0000000

(6)  Amount of Administration Fee:                                                                                         $166.67
           per $1,000 Beginning of Collection Period:                                                                    0.0004958

(7)  Aggregate Purchase Amounts for Collection Period:                                                                       $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                                           $787,370.79

(9)  Amount in Spread Account:                                                                                       $7,928,794.17

(10)  Amount in Pre-Funding Account:                                                                                         $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                                        NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                                      $0.00

(13)  Amount in Yield Supplement Account:                                                                                    $0.00


                                  Page 9 of 12


CASE EQUIPMENT LOAN TRUST 1999-B
PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

$68,629,000 Class A-1 5.674% Asset Backed Notes due September 15, 2000
$300,000,000 Class A-2 6.330% Asset Backed Notes due October 15, 2003
$100,000,000 Class A-3 6.660% Asset Backed Notes due June 15, 2004
$182,371,000 Class A-4 6.900% Asset Backed Notes due June 15, 2006
  $31,500,000 Class B  7.050% Asset Backed Notes due June 15, 2006
$17,500,000  7.050% Asset Backed Certificates

Payment Date:                                                                                                            16-Jul-01

(1)  Payment of Administration Fee to Administrator:                                                                       $166.67

(2)  Offered Noteholders' Interest Distributable Amount
        deposited into Note Distribution Account:                                                                    $1,804,124.17

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:                                                           $16,265,451.58

(4)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                                             $0.00

(5)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                                             $0.00

(6)  Payment of Servicing Fee to Servicer:                                                                                   $0.00

(7) Release to Seller from Excess Collections over Distributions                                                             $0.00

Check for Error                                                                                                           NO ERROR
Sum of Above Distributions                                                                                          $18,069,742.42
Total Distribution Amount plus Releases to Seller                                                                   $18,069,742.42


                                 Page 10 of 12

CASE EQUIPMENT LOAN TRUST 1999-B
SERVICER'S CERTIFICATE

$68,629,000 Class A-1 5.674% Asset Backed Notes due September 15, 2000
$300,000,000 Class A-2 6.330% Asset Backed Notes due October 15, 2003
$100,000,000 Class A-3 6.660% Asset Backed Notes due June 15, 2004
$182,371,000 Class A-4 6.900% Asset Backed Notes due June 15, 2006
  $31,500,000 Class B  7.050% Asset Backed Notes due June 15, 2006
$17,500,000  7.050% Asset Backed Certificates

Payment Date:                                                                                                            16-Jul-01
(1)  Total Distribution Amount:                                                                                     $16,999,078.43

(2)  Administration Fee:                                                                                                   $166.67

(3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                                                     $0.00

(4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                                                      $0.00

(5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                                               $111,619.11

(6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                                                      $0.00

(7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:                                               $555,000.00

(8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                                                      $0.00

(9)  Noteholders' Interest Distributable Amount applicable to A-4 Notes:                                             $1,048,633.25

(10)  Noteholders' Interest Carryover Shortfall applicable to A-4 Notes:                                                     $0.00

(11)  Noteholders' Interest Distributable Amount applicable to B Notes:                                                 $88,871.81

(12)  Noteholders' Interest Carryover Shortfall applicable to B Notes:                                                       $0.00

(13)  Offered Noteholders' Interest Distributable Amount'                                                            $1,804,124.17
        deposited into Note Distribution Account:

(14)  A-1 Noteholders' Monthly Principal Distributable Amount:                                                               $0.00

(15)  % of Principal Distribution Amount applicable to A-1 Noteholders                                                       0.00%

(16)  A-1 Noteholders' Principal Carryover Shortfall:                                                                        $0.00

(17)  A-1 Noteholders' Principal Distributable Amount:                                                                       $0.00

(18)  A-2 Noteholders' Monthly Principal Distributable Amount:                                                      $15,533,506.26

(19)  % of Principal Distribution Amount applicable to A-2 Noteholders                                                      95.50%

(20)  A-2 Noteholders' Principal Carryover Shortfall:                                                                        $0.00

(21)  A-2 Noteholders' Principal Distributable Amount:                                                              $15,533,506.26

(22)  A-3 Noteholders' Monthly Principal Distributable Amount:                                                               $0.00

(23)  % of Principal Distribution Amount applicable to A-3 Noteholders                                                       0.00%

(24)  A-3 Noteholders' Principal Carryover Shortfall:                                                                        $0.00

(25)  A-3 Noteholders' Principal Distributable Amount:                                                                       $0.00

(26)  A-4 Noteholders' Monthly Principal Distributable Amount:                                                               $0.00

(27)  % of Principal Distribution Amount applicable to A-4 Noteholders                                                       0.00%

(28)  A-4 Noteholders' Principal Carryover Shortfall:                                                                        $0.00

(29)  A-4 Noteholders' Principal Distributable Amount:                                                                       $0.00

(30)  B Noteholders' Monthly Principal Distributable Amount:                                                           $731,945.32

(31)  % of Principal Distribution Amount applicable to B Noteholders                                                         4.50%

(32)  B Noteholders' Principal Carryover Shortfall:                                                                          $0.00

(33)  B Noteholders' Principal Distributable Amount:                                                                   $731,945.32

(34)  Noteholders' Principal Distribution Amount:                                                                   $16,265,451.58

(35)  Noteholders' Distributable Amount:                                                                            $18,069,575.75

(36)  Deposit to Spread Account (from excess collections):                                                                   $0.00

(37)  Specified Spread Account Balance (after all distributions and adjustments) :                                  $14,000,005.12
      The Lesser of:

      (a) 2.00% of the Initial Pool Balance                                                                         $14,000,005.12

      (b) the Note Balance                                                                                         $302,392,685.15

(38)  Spread Account Balance over the Specified Spread Account Balance:                                                      $0.00

(39)  Certificateholders' Interest Distributable Amount:                                                                     $0.00

(40)  Certificateholders' Interest Carryover Shortfall:                                                                $732,496.93

(41)  % of Principal Distribution Amount applicable to Certificat holders                                                    0.00%

(42) Certificateholders' Principal Distributable Amount applicable to current period                                         $0.00

(43)  Certificateholders' Principal Carryover Shortfall:                                                                     $0.00

(44)  Certificateholders' Principal Distributable Amount:                                                                    $0.00

(45)  Certificateholders' Distributable Amount:                                                                              $0.00

(46)  Servicing Fee:                                                                                                         $0.00

(47)  Excess Amounts Distributed To Seller:


                                 Page 11 of 12


      (a) Release of Remaining Excess Distributions                                                                          $0.00
      (b) Release of Excess Amount in Negative Carry Account                                                                 $0.00
      (c) Release of Excess Amount in Yield Supplement Account                                                               $0.00

(48)  Amount to be withdrawn from the Spread Account and deposited
      into the Note Distribution Account                                                                             $1,070,663.99

(49)  Pool Balance as of the opening of business on the first day of
           the Collection Period in which the Payment Date occurs:                                                 $336,158,136.73

(50)  After giving effect to all distributions on such Payment Date:
           Outstanding Principal Balance of A-1 Notes:                                                                       $0.00
           A-1 Note Pool Factor:                                                                                         0.0000000

           Outstanding Principal Balance of A-2 Notes:                                                               $5,626,514.32
           A-2 Note Pool Factor:                                                                                         0.0187550

           Outstanding Principal Balance of A-3 Notes:                                                             $100,000,000.00
           A-3 Note Pool Factor:                                                                                         1.0000000

           Outstanding Principal Balance of A-4 Notes:                                                             $182,371,000.00
           A-4 Note Pool Factor:                                                                                         1.0000000

           Outstanding Principal Balance of B Notes:                                                                $14,395,170.83
           B Note Pool Factor:                                                                                           0.4569896

           Outstanding Principal Balance of the Certificates:                                                       $17,500,000.00
           Certificate Pool Factor:                                                                                      1.0000000

(51)  Aggregate Purchase Amounts for related Collection Period:                                                              $0.00

(52)  Aggregate Amount of Realized Losses for the related Collection Period:                                           $787,370.79

(53)  Spread Account Balance after giving effect to all distributions:                                               $7,928,794.17

CNH EQUIPMENT TRUST 2000-A
$150,000,000 Class A-1 6.178% Asset Backed Notes due April 9, 2001 $360,000,000 Class A-2 6.800% Asset Backed Notes due August 15, 2003 $260,000,000 Class A-3 7.140% Asset Backed Notes due August 15, 2004 $311,000,000 Class A-4 7.340% Asset Backed Notes due February 15, 2007
  $46,000,000 Class B 7.320% Asset Backed Notes due February 15, 2007 $23,000,000 7.320% Asset Backed Certificates

Prepared by: Shawn Ostrowski  (262) 636 - 5284

                                   -------------------------------------------------------------
Cutoff Date                          6/30/2001
                                   -------------------------------------------------------------
Date Added                           2/29/2000        2/29/2000      3/31/2000     3/31/2000
                                   -------------------------------------------------------------
Pool                                  Pool 1           Pool 2         Pool 3         Pool 4
                                   -------------------------------------------------------------
Scheduled Cashflows                   3,184,184.94    5,823,869.02    769,183.56     817,890.81
                                      3,101,498.93    4,980,703.62    936,565.47     531,432.83
                                      3,405,955.72    6,025,131.57  1,148,180.01     892,140.57
                                      4,189,158.59    6,427,385.86  1,242,109.69     965,941.22
                                      4,277,999.53   13,108,348.86    999,157.63     828,841.62
                                      8,854,070.84   10,032,991.69  1,211,304.20     890,190.70
                                     12,281,632.25    9,202,627.91  1,759,479.93     895,202.17
                                     11,264,439.15    7,938,903.90  1,390,973.05   1,019,517.43
                                      8,118,876.49    6,302,780.64  3,694,439.05   1,919,038.29
                                      3,173,829.06    4,793,113.68  7,947,750.59   3,857,632.97
                                      3,167,716.34    4,814,321.15  1,410,994.73     781,736.03
                                      3,026,073.08    4,681,696.18    941,637.37     799,353.91
                                      2,970,493.81    4,588,525.09  1,011,995.92     788,524.77
                                      3,116,511.22    5,614,772.54    901,344.93     701,766.34
                                      3,153,814.25    5,588,848.02  1,060,384.74     855,069.61
                                      3,914,591.14    5,898,191.87  1,178,025.54     910,443.52
                                      4,136,438.34   11,103,397.50    918,654.94     778,740.28
                                      8,449,146.45    8,997,023.27  1,088,393.08     832,627.46
                                     11,576,156.64    8,277,566.22  1,642,416.60     837,411.04
                                     10,793,864.01    7,012,243.78  1,275,548.02     953,328.12
                                      7,512,829.57    5,303,088.88  3,649,276.97   1,819,177.06
                                      2,539,488.18    3,806,195.46  7,721,276.20   3,636,716.20
                                      2,434,825.17    3,818,068.70  1,173,065.18     584,344.74
                                      2,323,512.15    3,426,368.91    690,340.82     594,804.61
                                      2,276,509.29    3,600,710.43    745,057.36     563,615.63
                                      2,414,193.02    4,628,814.06    631,658.68     545,761.12
                                      2,306,154.22    4,565,500.43    770,388.65     639,395.12
                                      3,053,806.19    5,025,184.09    861,168.86     690,666.82
                                      3,027,075.37    9,826,643.26    656,021.92     599,341.33
                                      6,807,695.13    7,318,029.95    780,915.64     661,076.38
                                      9,651,315.02    6,196,650.31  1,245,288.32     653,376.17
                                      7,958,872.06    5,293,847.55    877,821.55     782,526.58
                                      4,940,368.34    3,926,277.86  2,499,653.90   1,396,215.03
                                      1,353,792.14    2,656,331.36  5,173,911.86   2,925,467.32
                                      1,195,681.34    2,426,839.87    677,178.42     409,254.72
                                      1,190,784.66    2,243,770.09    350,673.13     421,947.53
                                      1,066,513.86    2,182,146.34    355,320.70     382,075.30
                                      1,238,312.16    2,586,121.86    304,673.84     371,057.30
                                      1,077,659.37    2,133,775.30    370,201.74     412,847.86
                                      1,783,114.52    2,522,874.65    452,138.34     439,581.25
                                      1,676,668.98    5,050,761.21    325,820.79     409,342.03
                                      4,789,050.32    4,305,563.33    390,214.16     440,354.86
                                      6,886,462.87    3,271,270.99    723,304.30     439,043.34
                                      5,183,072.26    2,464,166.47    541,432.54     588,368.78
                                      2,711,097.94    1,273,157.84  1,492,284.86   1,000,392.04
                                        411,670.19       66,616.57  2,919,425.66   2,006,260.67
                                        135,648.42       39,321.78    329,037.38      55,958.10
                                        213,744.29       30,184.78     44,386.57      35,272.80
                                         58,833.44       30,629.14    102,541.08       4,039.35
                                         45,533.51       65,239.59          0.00       9,395.91
                                         31,867.05       57,179.63     28,053.93       3,687.52
                                         59,190.40      126,888.05     30,828.92       3,498.62
                                        146,894.59      246,093.05          0.00       3,498.62
                                        510,760.35      257,556.39          0.00      51,252.34
                                      1,158,686.34      141,171.46          0.00       3,498.62
                                        717,152.58          118.33          0.00     127,314.97
                                              0.00            0.00    296,682.76           0.00
                                              0.00            0.00          0.00           0.00
                                              0.00            0.00          0.00           0.00
                                              0.00            0.00          0.00           0.00
                                              0.00            0.00          0.00           0.00
                                              0.00            0.00          0.00           0.00
                                              0.00            0.00          0.00           0.00
                                              0.00            0.00          0.00           0.00
                                              0.00            0.00          0.00           0.00
                                              0.00            0.00          0.00           0.00
                                              0.00            0.00          0.00           0.00
                                              0.00            0.00          0.00           0.00
                                              0.00            0.00          0.00           0.00
                                              0.00            0.00          0.00           0.00
                                              0.00            0.00          0.00           0.00
                                              0.00            0.00          0.00           0.00
                                              0.00            0.00          0.00           0.00
                                              0.00            0.00          0.00           0.00
                                              0.00            0.00          0.00           0.00
                                              0.00            0.00          0.00           0.00
                                              0.00            0.00          0.00           0.00
                                              0.00            0.00          0.00           0.00
                                              0.00            0.00          0.00           0.00
                                   -------------------------------------------------------------

Total Amount of Scheduled Cashflow  207,045,286.07  242,125,600.34 69,738,584.08  44,567,256.33
Discount Rate                               8.500%          8.500%        8.500%         8.500%
Beginning Contract Value            184,805,089.35  219,785,192.33 61,915,230.97  39,542,577.04
Scheduled Contract Value Decline      4,832,454.34    7,831,692.33  1,335,840.54   1,109,462.10
Unscheduled Contract Value Decline     (572,770.45)  (1,477,859.79)    (6,599.39)   (156,675.24)
Additional Contract Value Added               0.00            0.00          0.00           0.00
Ending Contract Value               180,545,405.46  213,431,359.79 60,585,989.81  38,589,790.18


                                    -----------------------------------------------------------
Cutoff Date
                                    -----------------------------------------------------------
Date Added                            4/30/2000      4/30/2000      5/31/2000      5/31/2000
                                    -----------------------------------------------------------
Pool                                    Pool 5         Pool 6         Pool 7        Pool 8
                                    -----------------------------------------------------------
Scheduled Cashflows                     902,381.24     809,964.76     749,413.85    484,124.75
                                      1,184,474.49     648,562.93     859,332.29    339,471.51
                                      1,169,490.84     768,820.41     979,118.11    477,600.97
                                      1,397,466.82     897,076.17   1,097,630.29    503,888.16
                                      1,426,809.57   1,023,473.52   1,049,972.23    578,907.47
                                      1,307,751.13     820,521.12   1,215,748.08    590,166.76
                                      1,768,049.47   1,089,499.71   1,230,677.24    496,737.86
                                      1,389,522.75     913,378.27   1,186,829.24    507,889.10
                                      1,111,299.75     851,584.96     879,579.05    490,932.48
                                      5,362,260.78   3,126,294.12   1,082,353.62    580,779.97
                                      8,361,487.06   2,598,462.60   3,375,227.21  1,328,461.11
                                      1,147,571.33     728,624.24   3,903,368.85  1,675,226.09
                                      1,101,561.46     724,152.59     910,803.03    436,039.81
                                      1,119,738.26     824,668.77     821,314.77    475,671.35
                                      1,070,584.72     747,017.14     815,995.09    473,751.33
                                      1,233,841.53     857,238.64     995,868.99    490,143.44
                                      1,328,491.91     979,080.98     876,031.84    558,596.56
                                      1,217,083.00     749,316.59   1,092,237.92    567,512.69
                                      1,638,981.88     999,271.80   1,108,665.44    465,052.35
                                      1,314,430.85     888,493.91   1,084,898.24    480,637.78
                                      1,043,430.21     817,109.54     773,103.41    470,717.40
                                      5,310,452.87   3,060,651.72     991,778.95    559,993.39
                                      8,204,604.89   2,414,712.08   3,182,326.84  1,253,671.26
                                        844,583.36     550,395.88   3,609,927.95  1,619,713.16
                                        758,701.33     540,186.34     688,226.45    326,550.64
                                        773,789.20     636,784.49     580,899.18    364,917.77
                                        703,212.37     571,668.53     590,137.39    362,073.18
                                        868,952.10     632,481.64     662,789.17    375,293.67
                                        934,829.48     746,399.81     649,353.96    425,535.31
                                        834,106.90     559,827.17     747,438.33    408,836.90
                                      1,153,576.05     789,657.53     803,075.87    351,301.25
                                        957,871.09     690,302.33     791,093.62    351,770.71
                                        721,881.86     642,917.96     543,784.98    342,897.80
                                      3,369,178.55   2,254,789.58     662,280.51    434,028.12
                                      5,711,962.41   1,783,885.04   2,284,219.01    912,971.25
                                        427,687.40     346,120.18   2,305,563.56  1,210,362.77
                                        400,195.63     334,475.36     372,163.98    221,082.54
                                        378,910.30     396,394.60     268,094.81    257,804.88
                                        364,331.19     339,604.70     241,891.48    244,273.81
                                        472,653.35     428,896.80     329,683.47    264,363.00
                                        502,140.57     569,307.89     351,235.56    261,555.91
                                        423,822.97     347,645.03     376,958.52    278,666.65
                                        884,700.79     514,917.22     546,660.19    224,862.37
                                        579,181.16     429,652.28     555,151.97    233,232.17
                                        326,870.07     397,158.55     212,996.82    226,671.60
                                      2,317,966.31   1,602,746.91     402,207.05    325,589.22
                                      3,372,540.82   1,029,719.18   1,330,482.22    581,176.85
                                         88,244.67      20,259.95   1,300,705.50    763,815.08
                                         48,341.81       7,722.17     120,862.20      7,616.51
                                         23,915.87      14,780.31      11,798.56     11,429.75
                                              0.00       2,540.33       6,029.67     26,627.57
                                         19,174.25       1,278.24      45,905.57     14,929.20
                                              0.00       1,278.24      17,883.27        871.38
                                              0.00       1,278.24      38,172.45        871.38
                                              0.00     494,223.33       8,042.28        871.38
                                         10,850.26      87,135.17      32,432.97        871.38
                                              0.00      66,489.69       6,029.67        871.38
                                        542,429.23           0.00      21,104.15     88,987.92
                                              0.00           0.00     156,920.10          0.00
                                              0.00           0.00           0.00          0.00
                                              0.00           0.00           0.00          0.00
                                              0.00           0.00           0.00          0.00
                                              0.00           0.00           0.00          0.00
                                              0.00           0.00           0.00          0.00
                                              0.00           0.00           0.00          0.00
                                              0.00           0.00           0.00          0.00
                                              0.00           0.00           0.00          0.00
                                              0.00           0.00           0.00          0.00
                                              0.00           0.00           0.00          0.00
                                              0.00           0.00           0.00          0.00
                                              0.00           0.00           0.00          0.00
                                              0.00           0.00           0.00          0.00
                                              0.00           0.00           0.00          0.00
                                              0.00           0.00           0.00          0.00
                                              0.00           0.00           0.00          0.00
                                              0.00           0.00           0.00          0.00
                                              0.00           0.00           0.00          0.00
                                              0.00           0.00           0.00          0.00
                                              0.00           0.00           0.00          0.00
                                    -----------------------------------------------------------

Total Amount of Scheduled Cashflow   79,928,368.16  45,170,897.24  51,934,477.02 25,809,268.05
Discount Rate                               8.500%         8.500%         8.500%        8.500%
Beginning Contract Value             71,003,842.91  40,103,364.42  46,484,783.19 23,015,755.19
Scheduled Contract Value Decline      1,751,373.05   1,232,109.13   1,706,647.83    866,443.58
Unscheduled Contract Value Decline      151,606.91    (141,166.79)   (237,382.84)  (106,655.60)
Additional Contract Value Added               0.00           0.00           0.00          0.00
Ending Contract Value                69,100,862.95  39,012,422.08  45,015,518.20 22,255,967.21




===============================================================================
CNH EQUIPMENT TRUST 2000-A
$150,000,000 Class A-1 6.178% Asset Backed Notes due April 9, 2001
$360,000,000 Class A-2 6.800% Asset Backed Notes due August 15, 2003
$260,000,000 Class A-3 7.140% Asset Backed Notes due August 15, 2004
$311,000,000 Class A-4 7.340% Asset Backed Notes due February 15, 2007
  $46,000,000 Class B  7.320% Asset Backed Notes due February 15, 2007
  $23,000,000  7.320% Asset Backed Certificates


Scheduled Payment Date                                                        3/16/2000         7/15/2001
Actual Payment Date                                                           3/16/2000         7/16/2001
Collection Period Begin Date                                                                     6/1/2001
Collection Period End Date                                                                      6/30/2001
Days in accrual period (30/360)                                                                        30
Days in accrual period (act/360)                                                                       31


COLLATERAL SUMMARY
Wtd. Average Discount Rate                                                                         8.500%
Beginning Contract Value                                                                   686,655,835.40
Scheduled Contract Value Decline                                                            20,666,022.91
Unscheduled Contract Value Decline                                                          (2,547,503.19)
Additional Contract Value Purchased                                                                  0.00
Ending Contract Value                                                                      668,537,315.68

Beginning Pre-funding Account Balance                                                                0.00
Ending Pre-funding Account Balance                                                                   0.00

Total Beginning Balance (Pool Balance + Pre-funding Account Balance)                       686,655,835.40
Total Ending Balance (Pool Balance + Pre-funding Account Balance)                          668,537,315.68

COLLATERAL PERFORMANCE
Scheduled Amounts 30 - 59 days past due                                                     $2,064,000.67          0.31%
Scheduled Amounts 60 days or more past due                                                  $1,884,443.89          0.28%
Net Losses on Liquidated Receivables                                                          $530,406.69          0.08%
Cumulative Net Losses                                                                       $6,307,532.63
Number of Loans at Beginning of Period                                                             37,095
Number of Loans at End of Period                                                                   36,567
Repossessed Equipment not Sold or Reassigned (Beginning)                                    $5,071,264.06
Repossessed Equipment not Sold or Reassigned (End)                                          $5,249,911.05

COLLECTIONS AND REINVESTMENT INCOME
Receipts During the period                                                                 $22,452,222.83

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                                         $0.00
    Government obligors                                                                             $0.00
          Total Warranty Repurchases                                                                $0.00

Total Collections For The Period                                                           $22,452,222.83

Reinvestment Income (excluding Pre-funding Account)                                           $153,204.46
Reinvestment Income on Pre-funding Account)                                                         $0.00

Total Collections + Reinvestment Income For The Period                                     $22,605,427.29




================================================================================
CNH EQUIPMENT TRUST 2000-A
$150,000,000 Class A-1 6.178% Asset Backed Notes due April 9, 2001
$360,000,000 Class A-2 6.800% Asset Backed Notes due August 15, 2003
$260,000,000 Class A-3 7.140% Asset Backed Notes due August 15, 2004
$311,000,000 Class A-4 7.340% Asset Backed Notes due February 15, 2007
  $46,000,000 Class B  7.320% Asset Backed Notes due February 15, 2007
  $23,000,000  7.320% Asset Backed Certificates

Actual Payment Date                                                                             7/16/2001

CACLULATION OF DISTRIBUTABLE AMOUNTS

    Current Servicing Fee Due                                                    1.000%       $572,213.20
    Past Due Servicing Fee                                                                  $2,390,825.72
    Total Servicing Fee Due                                                                 $2,963,038.92

    Current Administration Fee Due                                              $500.00           $166.67
    Past Due Administration Fee                                                                     $0.00
    Total Administration Fee Due                                                                  $166.67

    Total Principal Balance of Notes and Certificates (Beginning of Period)               $686,655,835.40
    A-1 notes Beginning Principal balance                                                           $0.00
    A-2 notes Beginning Principal balance                                                  $65,189,601.99
    A-3 notes Beginning Principal balance                                                 $260,000,000.00
    A-4 notes Beginning Principal balance                                                 $311,000,000.00
    B notes Beginning Principal balance                                                    $27,466,233.41
    Certificate Beginning Principal balance                                                $23,000,000.00

    A-1 notes Current Interest Due                        6.178% act/360                            $0.00
    A-2 notes Current Interest Due                        6.800% 30/360                       $369,407.74
    A-3 notes Current Interest Due                        7.140% 30/360                     $1,547,000.00
    A-4 notes Current Interest Due                        7.340% 30/360                     $1,902,283.33
    B notes Current Interest Due                          7.320% 30/360                       $167,544.02
    Certificate Current Interest Due                      7.320% 30/360                       $140,300.00

    A-1 notes Past Due Interest                                                                     $0.00
    A-2 notes Past Due Interest                                                                     $0.00
    A-3 notes Past Due Interest                                                                     $0.00
    A-4 notes Past Due Interest                                                                     $0.00
    B notes Past Due Interest                                                                       $0.00
    Certificate Past Due Interest                                                                   $0.00

    A-1 notes Interest Due on Past Due Interest                                                     $0.00
    A-2 notes Interest Due on Past Due Interest                                                     $0.00
    A-3 notes Interest Due on Past Due Interest                                                     $0.00
    A-4 notes Interest Due on Past Due Interest                                                     $0.00
    B notes Interest Due on Past Due Interest                                                       $0.00
    Certificate Interest Due on Past Due Interest                                                   $0.00

    A-1 notes Total Interest Due                                                                    $0.00
    A-2 notes Total Interest Due                                                              $369,407.74
    A-3 notes Total Interest Due                                                            $1,547,000.00
    A-4 notes Total Interest Due                                                            $1,902,283.33
    B notes Total Interest Due                                                                $167,544.02
    Certificate Total Interest Due                                                            $140,300.00

    A-1 notes Principal Due                                                                         $0.00
    A-2 notes Principal Due                                                                $17,393,778.94
    A-3 notes Principal Due                                                                         $0.00
    A-4 notes Principal Due                                                                         $0.00
    Class B notes Principal Due                                                               $724,740.78
    Certificate Principal Due                                                                       $0.00

    Total notes Interest Due                                                                $3,986,235.09
    Total notes Principal Due                                                              $18,118,519.72
    Total notes Distributable Amount                                                       $22,104,754.81




================================================================================
CNH Equipment Trust 2000-A
$150,000,000 Class A-1 6.178% Asset Backed Notes due April 9, 2001
$360,000,000 Class A-2 6.800% Asset Backed Notes due August 15, 2003
$260,000,000 Class A-3 7.140% Asset Backed Notes due August 15, 2004
$311,000,000 Class A-4 7.340% Asset Backed Notes due February 15, 2007
  $46,000,000 Class B  7.320% Asset Backed Notes due February 15, 2007
  $23,000,000  7.320% Asset Backed Certificates

Actual Payment Date                                                                             7/16/2001

CASH AVAILABLE FOR DISTRIBUTION
    Total Collections + Reinvestment Income For The Period                                 $22,605,427.29

    Beginning Negitive Carry Account                                                                $0.00
    Deposits from Negitive Carry Account  to Distribution Account                                   $0.00

    Beginning Spread Account Balance                                                       $23,000,000.02
    Additional Deposit to Spread Account from Pre-funding                                           $0.00
    Deposits from Spread Account to Distribution Account                                            $0.00

    Beginning Principal Supplement Account                                                          $0.00
    Deposits from Principal Supplement Account to Distribution Account                              $0.00

    Total Cash Available                                                                   $22,605,427.29

CASH ALLOCATION (CASHFLOW WATERFALL)                                                                        Available
                                                                                                              Cash
                                                                                                             ------
    Is CNH the servicier                                                                       YES
    Servicing Fee Paid (If CNH is not the servicer)                                                 $0.00
    Servicing Fee Shortfall                                                                         $0.00
                                                                                                           22,605,427.29
    Administration Fee Paid                                                                        166.67
    Administration Fee Shortfall                                                                     0.00
                                                                                                           22,605,260.62
    Class A-1 notes Interest Paid                                                                    0.00
    Class A-2 notes Interest Paid                                                              369,407.74
    Class A-3 notes Interest Paid                                                            1,547,000.00
    Class A-4 notes Interest Paid                                                            1,902,283.33
                                                                                                           18,786,569.55
    Class A-1 notes Interest Shortfall                                                               0.00
    Class A-2 notes Interest Shortfall                                                               0.00
    Class A-3 notes Interest Shortfall                                                               0.00
    Class A-4 notes Interest Shortfall                                                               0.00

    Class B notes Interest Paid                                                                167,544.02
    Class B notes Interest Shortfall                                                                 0.00
                                                                                                           18,619,025.53
    Class A-1 notes Principal Paid                                                                   0.00
    Class A-2 notes Principal Paid                                                          17,393,778.94
    Class A-3 notes Principal Paid                                                                   0.00
    Class A-4 notes Principal Paid                                                                   0.00
    Class B notes Principal Paid                                                               724,740.78
                                                                                                              500,505.81
    Deposits to Spread Account                                                                       0.00
                                                                                                              500,505.81
    Certificate Interest Paid                                                                  140,300.00
    Certificate Interest Shortfall                                                                   0.00
                                                                                                              360,205.81
    Certificate Principal Paid                                                                       0.00
                                                                                                              360,205.81
    Total Principal Balance of Notes and Certificates (End of Period)                     $668,537,315.68
    A-1 notes Ending Principal balance                                                              $0.00
    A-2 notes Ending Principal balance                                                     $47,795,823.05
    A-3 notes Ending Principal balance                                                    $260,000,000.00
    A-4 notes Ending Principal balance                                                    $311,000,000.00
    B notes Ending Principal balance                                                       $26,741,492.63
    Certificate Ending Principal balance                                                   $23,000,000.00

    Servicing Fee Paid (If CNH is the servicer)                                               $360,205.81
    Servicing Fee Shortfall                                                                 $2,602,833.11
    Release to Seller as Excess                                                                     $0.00          $0.00




================================================================================
CNH EQUIPMENT TRUST 2000-A
$150,000,000 Class A-1 6.178% Asset Backed Notes due April 9, 2001
$360,000,000 Class A-2 6.800% Asset Backed Notes due August 15, 2003
$260,000,000 Class A-3 7.140% Asset Backed Notes due August 15, 2004
$311,000,000 Class A-4 7.340% Asset Backed Notes due February 15, 2007
  $46,000,000 Class B  7.320% Asset Backed Notes due February 15, 2007
  $23,000,000  7.320% Asset Backed Certificates

Actual Payment Date                                                                           7/16/2001

SUMMARY AND FACTORS                                                                          Amount          Factor      Per/$1000
                                                                                             ------          ------      ---------
    Total Principal Balance of Notes and Certificates
     (Beginning of Period)                                                                $686,655,835.40      0.5970920     $597.09
    A-1 notes Beginning Principal balance                                                           $0.00      0.0000000       $0.00
    A-2 notes Beginning Principal balance                                                  $65,189,601.99      0.1810822     $181.08
    A-3 notes Beginning Principal balance                                                 $260,000,000.00      1.0000000   $1,000.00
    A-4 notes Beginning Principal balance                                                 $311,000,000.00      1.0000000   $1,000.00
    B notes Beginning Principal balance                                                    $27,466,233.41      0.5970920     $597.09
    Certificate Beginning Principal balance                                                $23,000,000.00      1.0000000   $1,000.00

    Total Principal Balance of Notes and Certificates (End of Period)                     $668,537,315.68      0.5813368     $581.34
    A-1 notes Ending Principal balance                                  $150,000,000.00             $0.00      0.0000000       $0.00
    A-2 notes Ending Principal balance                                  $360,000,000.00    $47,795,823.05      0.1327662     $132.77
    A-3 notes Ending Principal balance                                  $260,000,000.00   $260,000,000.00      1.0000000   $1,000.00
    A-4 notes Ending Principal balance                                  $311,000,000.00   $311,000,000.00      1.0000000   $1,000.00
    B notes Ending Principal balance                                     $46,000,000.00    $26,741,492.63      0.5813368     $581.34
    Certificate Ending Principal balance                                 $23,000,000.00    $23,000,000.00      1.0000000   $1,000.00

    Class A-1 notes Interest Paid                                                                   $0.00      0.0000000       $0.00
    Class A-2 notes Interest Paid                                                             $369,407.74      0.0010261       $1.03
    Class A-3 notes Interest Paid                                                           $1,547,000.00      0.0059500       $5.95
    Class A-4 notes Interest Paid                                                           $1,902,283.33      0.0061167       $6.12
    Class B notes Interest Paid                                                               $167,544.02      0.0036423       $3.64
    Certificate Interest Paid                                                                 $140,300.00      0.0061000       $6.10

    Class A-1 notes Interest Shortfall                                                              $0.00      0.0000000       $0.00
    Class A21 notes Interest Shortfall                                                              $0.00      0.0000000       $0.00
    Class A-3 notes Interest Shortfall                                                              $0.00      0.0000000       $0.00
    Class A-4 notes Interest Shortfall                                                              $0.00      0.0000000       $0.00
    Class B notes Interest Shortfall                                                                $0.00      0.0000000       $0.00
    Certificate Interest Shortfall                                                                  $0.00      0.0000000       $0.00

    Class A-1 notes Principal Paid                                                                  $0.00      0.0000000       $0.00
    Class A-2 notes Principal Paid                                                         $17,393,778.94      0.0483161      $48.32
    Class A-3 notes Principal Paid                                                                  $0.00      0.0000000       $0.00
    Class A-4 notes Principal Paid                                                                  $0.00      0.0000000       $0.00
    Class B notes Principal Paid                                                              $724,740.78      0.0157552      $15.76
    Certificate Principal Paid                                                                      $0.00      0.0000000       $0.00

NEGITIVE CARRY ACCOUNT
    Negitive Carry                                                                                 4.556%
    Negitive Carry Days Remaining                                             9/15/2000                 0
    Required Negitive Carry Account                                                                 $0.00
    Beginning Negitive Carry Account                                                                $0.00
    Negitive Carry Account Withdrawls to Distribution Account                                       $0.00
    Negitive Carry Released to Seller                                                               $0.00
    Ending Negitive Carry Account Balance                                                           $0.00

SPREAD ACCOUNT
    Required Spread Account Balance                                               2.00%    $23,000,000.02
    Beginning Spread Account Balance                                                       $23,000,000.02
    Additional Deposit to Spread Account from Pre-funding                                           $0.00
    Spread Account Withdrawls to Distribution Account                                               $0.00
    Spread Account Deposits from Excess Cash                                                        $0.00
    Spread Account Released to Seller                                                               $0.00
    Ending Spread Account Balance                                                          $23,000,000.02

PRINCIPAL SUPPLEMENT ACCOUNT
    Required Principal Supplement Account Balance                                                   $0.00
    Beginning Principal Supplement Account  Balance                                                 $0.00
    Additional Deposit to Principal Supplement Account from Pre-funding                             $0.00
    Principal Supplement Account Withdrawls to Distribution Account                                 $0.00
    Principal Supplement Account Released to Seller                                                 $0.00
    Ending Principal Supplement Account                                                             $0.00

PRE-FUNDING ACCOUNT
    Beginning Pre-funding Account Balance                                                           $0.00
    New Contract Value Purchased                                                                    $0.00
    Deposits to Spread Account                                                                      $0.00
    Deposits to Principal Supplement Account                                                        $0.00
    Ending Pre-funding Account Balance                                                              $0.00
    Release to seller                                                                               $0.00

    Total Release to Seller                                                                   $360,372.48